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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08817

Voya Equity Trust

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd. Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: May 31

Date of reporting period: May 31, 2015

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

May 31, 2015

Classes A, B, C, I, O, R, R6 and W

■  Voya Growth Opportunities Fund

■  Voya Large Cap Value Fund

■  Voya MidCap Opportunities Fund

■  Voya Multi-Manager Mid Cap Value Fund

■  Voya Real Estate Fund

■  Voya SmallCap Opportunities Fund

   E-Delivery Sign-up — details inside

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT
voyainvestments.com

TABLE OF CONTENTS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Reports	4
Shareholder Expense Examples	17
Report of Independent Registered Public Accounting Firm	19
Statements of Assets and Liabilities	20
Statements of Operations	24
Statements of Changes in Net Assets	26
Financial Highlights	29
Notes to Financial Statements	34
Summary Portfolios of Investments	49
Tax Information	63
Trustee and Officer Information	64
Advisory Contract Approval Discussion	68

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

A question of resources

Dear Shareholder,

Geopolitical strategy and diplomacy — not to mention the global economy — are deeply driven by questions of access to resources. Who has what you need? How much do you have to pay to get it? How friendly do buyers and sellers need to be?

Today we are confronted with a variety of such issues that may profoundly affect the world for decades to come. For example, the renewed prominence of the United States as an energy producer likely will impact the relationships between consumers, like Europe, and producers, such as Russia and the Organization of Petroleum Exporting Countries, OPEC. While the surge of people fleeing wars in the Middle East and Africa may present an integration challenge to Europe, it also may represent an infusion of youth and energy that the aging continent needs. And as traditional supplies of water come under stress, the need for alternative water sources will likely spur the creation of new technologies and new investment opportunities.

Of course, there are more immediate economic concerns, notably whether central bank support — waning in the U.S., expanding pretty much everywhere else — can sustain global economic growth. Add in elements of political uncertainty, and bouts of market volatility should not be unexpected.

What lessons lie here for your investment program? The most important: Don’t try to “game” diversification. No one can be certain how the global economy will turn, or know where the best investment opportunities will arise. We believe that rather than groping for the next hot investment, you’re well advised to remain broadly diversified, retaining the potential to benefit from whatever the next generation of opportunities has to offer. Periodically review your portfolio with your financial advisor to make sure it remains focused on your investing goals. And as always, do not make changes to your portfolio without first discussing them with your financial advisor.

We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
June 23, 2015

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE:  YEAR ENDED MAY 31, 2015

In the first half of our fiscal year, global equities, represented by the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, maintained an uneven recovery as economic activity and sentiment steadily lifted after a cold and snowy winter in the U.S. This continued into the second half and for the whole year the Index returned 13.24%, but by the end the forces driving financial markets had substantially changed. (The Index returned 5.70% for the one year ended May 31, 2015, measured in U.S. dollars.)

For much of the year it seemed that the only credible major growth story in the world was the U.S. Markets took the October end of U.S. quantitative easing in stride and economic data were on balance positive. In particular the March employment report marked the twelfth consecutive month in which more than 200,000 jobs were created and the unemployment rate was down to 5-1/2%.

But reservations remained about the low labor force participation rate and wage growth. And by May some reports had started to deteriorate, in part due to the effects of another harsh winter. The three-month average of jobs created dipped below 200,000. Industrial production and the purchasing managers’ index for the manufacturing sector were flat to falling. Retail sales were stagnant, despite lower gasoline prices. As for oil prices, the price of a barrel of oil bounced from its mid-March low, but still ended May at two thirds of its level eight months earlier. While this would boost consumption in time, the more immediate effect was to reduce profits and investment in the energy sector and in industries that service it. The related surge in the dollar (see below) would weigh on the trade deficit. This was evident in gross domestic product (“GDP”), which fell 0.7% annualized in the first quarter of 2015, after rising 2.2% in the previous quarter.

Outside of the U.S., annual GDP growth in China decelerated to 7.0% in the first quarter of 2015, the slowest in six years, depressing demand in the world’s commodity supplying countries. Japan re-entered recession in the third quarter of 2014 after an April rise in the consumption tax, and the weak inventory-led rebound was a disappointment.

But it was the euro zone that attracted most of the attention. The region entered 2015 after growth of barely 1% in 2014, unemployment perched at 11.5% and consumer prices falling. In Greece, on January 26, a new government took power, mandated to ease the terms of its €240 billion bailout and roll back reforms. The reaction of its creditors was uncompromising and the specter again loomed of a euro zone member country being forced out of the single currency with unknowable side effects. But four days earlier the European Central Bank had at last announced a program of quantitative easing, the elixir that despite all else, might drive asset prices higher, judging from the experience of the U.S. and Japan. Monthly purchases of bonds worth €60 billion would and did commence in March 2015. They would continue through September 2016. Furthermore by the end of the period, the gloomy euro zone data seemed to be turning. The unemployment rate edged down to 11.2%; prices stopped falling; GDP rose 0.4% in the first quarter of 2015. Falling interest rates and the weaker euro would be good for business. Increasingly, buy euro zone equities, preferably currency-hedged, sell U.S., was the trade in the news.

In U.S. fixed income markets, the Treasury yield curve flattened during the fiscal year and the Barclays Long-Term U.S. Treasury sub-index returned 10.32%. The Barclays U.S. Treasury Bond index as a whole returned 3.07%, practically identical to the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment grade bonds, which increased 3.03%. The Barclays U.S Corporate Investment Grade Bond sub-index added 2.72%, beating the 1.96% of the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate).

U.S. equities, represented by the S&P 500® Index including dividends, gained 11.81% over the year. The consumer discretionary sector was the top performer, soaring 27.25%. Only one sector lost ground: not surprisingly energy, down 15.39%. Many commentators expected S&P 500® earnings to start falling soon, depressed by the effect of lower energy prices and of the strong dollar on the value of revenues earned outside the U.S. Others remarked on the supportive effect of continuing high levels of share buybacks, with a value of $553 billion in 2014, the highest since 2007.

In currencies, the dollar rallied strongly in the fiscal year, jumping 24.11% on the euro, as the prospect and then the reality of euro zone quantitative easing drove down interest rates. The dollar gained a similar 21.99% against the yen, accelerating in November on an announced increase in monetary easing in Japan and a partial re-allocation into non-yen securities for the giant Government Pension Investment Fund (“GPIF”). The dollar added 9.57% against the pound. The UK has a comparable growth story to the U.S., but dollar interest rates seemed more likely to rise first.

In international markets, the MSCI Japan® Index surged 20.43%, with exporters benefiting from the lower yen and all sectors from the GPIF’s rebalancing into stocks. The MSCI Europe ex UK® Index gained 14.49%, eclipsing in April its previous record from 2007. Quantitative easing, plus the declining euro that went with it, ultimately trumped the poor economic data that prevailed through most of the period. The MSCI UK® Index added just 5.26%, with financials and the consumer sectors making the top contributions. The 15 largest names in the UK index: multinationals accounting for half of its value, barely contributed 1% of the 5.26%.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Long-Term U.S. Treasury Index
The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.

Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index
The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI U.S. REIT® Index
A free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of specialty REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The index represents approximately 85% of the U.S. REIT market.

MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 1000® Growth Index
An unmanaged index that measures the performance of those companies in the Russell 1000® Index with higher than average price-to-book ratio and forecasted growth. The index returns reflect no deductions for fees, expenses or taxes.

Russell 1000® Value Index	An unmanaged index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
Russell 2000® Growth Index	An unmanaged index that measures the performance of securities of smaller U.S. companies with greater than average growth orientation.
Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.
Russell 3000® Growth Index
An unmanaged index that measures performance of broad growth segment of the U.S. Equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Index
An unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.

Russell Midcap® Growth Index	An unmanaged index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.
Russell Midcap® Value Index
An unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values

S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

VOYA GROWTH OPPORTUNITIES FUND	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of May 31, 2015 (as a percentage of net assets)

Information Technology	29.3%
Consumer Discretionary	20.5%
Health Care	14.1%
Industrials	11.4%
Consumer Staples	9.6%
Financials	5.5%
Energy	4.7%
Materials	3.5%
Assets in Excess of Other Liabilities*	1.4%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya Growth Opportunities Fund (the “Fund or “Growth Opportunities”) seeks long-term capital appreciation.* The Fund is managed by Jeffrey Bianchi, CFA, Christopher F. Corapi, and Michael Pytosh, Portfolio Managers, of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.

Performance: For the year ended May 31, 2015, the Fund’s Class A shares, excluding sales charges, provided a total return of 14.46% compared to the Russell 1000® Growth Index (the “Index” or “Russell 1000® Growth”), which returned 14.73% for the same period.

Portfolio Specifics: During the reporting period, the Fund outperformed its benchmark before deducting fees and operating expenses, but lagged net of those costs. Fund performance was primarily due to both sector allocation and stock selection. Sector allocation and stock selection contributed notably in the information technology and consumer staples sectors. By contrast, sector allocation and stock selection detracted the most in healthcare and materials.

Key contributors to performance included our overweight positions in Freescale Semiconductor Inc., Ulta Salon, Cosmetics and Fragrance, Inc. and Electronic Arts, Inc.

Our overweight position in semiconductor provider Freescale Semiconductor, contributed positively to performance. The company reported better than expected quarterly earnings as solid execution drove improving gross margins and increased market share. In addition, strong cash flow generation has allowed the company to buy back debt ahead of schedule. Lastly, in our opinion, investors expect an increase in earnings once its merger with NXP Semiconductor, announced in March, is complete.

Shares of Ulta contributed to performance during the period. The stock performed well following better than expected second quarter 2015 and fourth quarter 2014 earnings, driven by strong traffic growth and same-store sales. In addition to their robust quarterly earnings growth, the company has a number of initiatives underway to increase brand awareness and loyalty, improve merchandising and expand, all of which we believe contribute to investors’ interest in the stock.

Our overweight position in interactive entertainment company, Electronic Arts, contributed to performance. The stock performed well throughout the period following strong earnings reports. In addition to delivering better than expected results, the company increased guidance for fiscal year 2016 based on a strong product line-up in calendar year 2015.

Key detractors included our overweight positions in Cameron International Corporation, Anadarko Petroleum Corporation, and Vmware.

Cameron International, an energy capital equipment provider, detracted from performance. Underperformance was mainly due to an unfavorable decline in West Texas Intermediate and Brent crude oil prices, which directly impact the company’s business model. In addition, uncertainty in regards to exploration and production spending in 2015 led to the stock’s underperformance.

Shares of Anadarko, an oil and gas exploration and production company, detracted from performance during the period. The company reported weaker than expected third quarter 2014 earnings due to production timing issues followed by weaker than expected first quarter 2015 earnings, despite strong cash flow generation and efficiency improvements in its U.S. operations. Investors’ concerns regarding global oil supply also weighed on the stock.

Top Ten Holdings as of May 31, 2015 (as a percentage of net assets)

Apple, Inc.	7.2%
Home Depot, Inc.	3.2%
PepsiCo, Inc.	2.8%
Actavis PLC	2.6%
Amazon.com, Inc.	2.5%
Gilead Sciences, Inc.	2.5%
Comcast Corp. — Class A	2.4%
Visa, Inc.	2.4%
Oracle Corp.	2.4%
Microsoft Corp.	2.3%

Portfolio holdings are subject to change daily.

Shares of Vmware, which provides virtualization infrastructure solutions, underperformed during the period. Investors became skeptical about the company’s future growth prospects after volatile quarterly earnings and management’s decision to lower its guidance for future cash flows, due to a lack of large deals.

Current Strategy and Outlook: We believe that the U.S. economy has moved into a phase of self-sustaining, if slow, economic recovery. As we see continued modestly improving economic conditions, consensus expectations are that the U.S. Federal Reserve (“Fed”) may begin to raise the federal funds rate in 2015. The Fed will consider labor market conditions and inflation in its decision to move toward a normalized interest rate environment. The strength of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow and record high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

*	On March 12, 2015, the Board approved a proposal to reorganize Voya Large Cap Growth Fund, which is not included in this report, with and into the Fund. The proposed Reorganization is subject to approval by shareholders of the Voya Large Cap Growth Fund at a shareholder meeting scheduled to be held on or about September 22, 2015. If shareholder approval is obtained, it is expected that the Reorganization will take place on or about October 23, 2015. The Fund will be renamed Voya Large-Cap Growth Fund upon the reorganization.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	VOYA GROWTH OPPORTUNITIES FUND

Average Annual Total Returns for the Periods Ended May 31, 2015
	1 Year	5 Year	10 Year	Since Inception of Class R May 30, 2014
Including Sales Charge:
Class A(1)	7.88%	16.37%	7.63%	—
Class B(2)	8.74%	16.79%	7.57%	—
Class C(3)	12.70%	17.01%	7.57%	—
Class I	14.85%	18.18%	8.69%	—
Class R	14.29%	—	—	14.24%
Class W	14.83%	18.07%	8.57%	—
Excluding Sales Charge:
Class A	14.46%	17.77%	8.27%	—
Class B	13.73%	17.01%	7.57%	—
Class C	13.70%	17.01%	7.57%	—
Class I	14.85%	18.18%	8.69%	—
Class R	14.29%	—	—	14.24%
Class W	14.83%	18.07%	8.57%	—
Russell 1000® Growth	14.73%	17.67%	9.26%	14.73%
Russell 3000® Growth Index	14.95%	17.64%	9.33%	14.95%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Growth Opportunities Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

Effective January 26, 2009, the Fund’s sub-adviser and investment strategy changed. Wellington Management Company, LLP served as the sub-adviser from June 2, 2003 to January 25, 2009. The Fund was directly managed by Voya Investments, LLC, the Fund’s investment adviser, from October 1, 2000 to June 2, 2003.

Effective December 31, 2013, the Fund changed its benchmark from the Russell 3000® Growth Index to the Russell 1000® Growth because the Russell 1000® Growth is considered by the adviser to be a more appropriate benchmark, reflecting the type of securities in which the Fund invests.

VOYA LARGE CAP VALUE FUND	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of May 31, 2015 (as a percentage of net assets)

Financials	27.6%
Health Care	12.0%
Industrials	11.8%
Information Technology	11.1%
Energy	10.8%
Consumer Discretionary	7.0%
Consumer Staples	6.1%
Utilities	4.5%
Materials	3.5%
Telecommunication Services	3.0%
Assets in Excess of Other Liabilities*	2.6%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya Large Cap Value Fund (the “Fund or “Large Cap Value”) seeks long-term growth of capital and current income. The Fund is managed by Kristy Finnegan, CFA, Assistant Portfolio Manager, Robert M. Kloss, Vincent Costa, CFA, and Christopher F. Corapi, Portfolio Managers, of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.*

Performance: For the year ended May 31, 2015, the Fund’s Class A shares, excluding sales charges, provided a total return of 8.62% compared to the Russell 1000® Value Index (the “Index” or “Russell 1000® Value”), which returned 9.03% for the same period.

Portfolio Specifics: The Fund outperformed the Russell 1000® Value before the deduction of fees and expenses, but underperformed net of fees during the reporting period due to strong stock selection and favorable sector allocation. Stock selection within the consumer staples and industrials sectors contributed the most to relative performance, while selection within the materials and energy sectors detracted the most from results. On an individual stock level basis, top contributors to performance included Blackstone Group, L.P. and Kraft Foods Group, Inc.

Owning non-benchmark name Blackstone Group (“Blackstone”), a global manager of private capital and provider of financial advisory services, outperformed for the period. The company wrapped up an impressive 2014 with strong fourth quarter results driven by performance fees and elevated activity levels. Following this achievement, Blackstone announced stronger than expected results for the first quarter of 2015, reporting $1.37 per share in net income versus expectations of $1.03 per share. Furthermore, the company declared an $0.89 dividend for the second quarter of 2015, suggesting to us that the full year yield potentially could exceed analysts’ expectations. Management remains confident that the firm is well positioned for 2015 and believes its pipeline measures imply strong performance may continue throughout the year.

Within the consumer staples sector, owning non-benchmark stock Kraft Foods Group, Inc. outperformed for the period. The company signed a definitive merger agreement with H.J. Heinz Co. in an equity-based deal that will result in existing Kraft shareholders receiving a special dividend of $16.50 and a 49% stake in the new company. It is our opinion that the share strength reflects the special dividend; expected accretion from cost synergies; potential for future accretive acquisitions enabled by a modestly levered balance sheet; and the benefit of a best-in-class operator, 3G Capital, at the helm.

Top Ten Holdings as of May 31, 2015 (as a percentage of net assets)

Wells Fargo & Co.	3.9%
General Electric Co.	3.4%
JPMorgan Chase & Co.	3.2%
Merck & Co., Inc.	3.0%
Intel Corp.	2.6%
Microsoft Corp.	2.6%
Cisco Systems, Inc.	2.5%
Citigroup, Inc.	2.4%
Blackstone Group LP	2.2%
Pfizer, Inc.	2.2%

Portfolio holdings are subject to change daily.

Key detractors from performance were Royal Dutch Shell Plc (“Royal Dutch Shell”) and Fortescue Metals Group Ltd. Owning a non-benchmark stock, oil producer Royal Dutch Shell, detracted from performance. Shares of the company were negatively impacted by weakness over European market concerns and the overall underperformance within the energy sector due to declining oil prices.

Owning the non-benchmark iron ore producer, Fortescue Metals Group, detracted from performance as iron ore prices declined. The company’s semi-annual update during the period provided encouraging operational results with production, revenue and cost guidance ahead of expectations. However, self-help improvements alone weren’t enough to overcome the steep decline in iron ore prices during the period. What’s more, the stock was adversely impacted by extremely negative sentiment surrounding commodities in general, given increasing concerns over emerging market demand and the significant rise of the U.S. dollar during the period.

Current Strategy and Outlook: We continue to see what we believe to be attractive valuations in companies in a variety of sectors. Going forward, we believe that dividends will continue to be in demand by investors who are searching for income and for funds with good downside capture, such as the Fund has sought to provide. At the end of the reporting period, the Fund was overweight in the information technology, industrials and telecommunication services sectors; it was underweight in the healthcare, financials, utilities and consumer staples sectors.

*	Effective May 1, 2015, Kristy Finnegan was added as an assistant portfolio manager of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	VOYA LARGE CAP VALUE FUND

Average Annual Total Returns for the Periods Ended May 31, 2015
	1 Year	5 Year	Since Inception of Class A December 18, 2007	Since Inception of Class B February 20, 2008	Since Inception of Class C February 19, 2008	Since Inception of Class I March 31, 2010	Since Inception of Class O January 28, 2013	Since Inception of Class R August 5, 2011	Since Inception of Class R6 May 31, 2013	Since Inception of Class W June 1, 2009
Including Sales Charge:
Class A(1)	2.38%	13.60%	7.44%	—	—	—	—	—	—	—
Class B(2)	2.99%	13.83%	—	8.66%	—	—	—	—	—	—
Class C(3)	6.77%	14.06%	—	—	8.82%	—	—	—	—	—
Class I	9.00%	15.30%	—	—	—	13.64%	—	—	—	—
Class O	8.56%	—	—	—	—	—	14.86%	—	—	—
Class R	8.34%	—	—	—	—	—	—	16.66%	—	—
Class R6	8.95%	—	—	—	—	—	—	—	12.79%	—
Class W	8.82%	15.20%	—	—	—	—	—	—	—	16.23%
Excluding Sales Charge:
Class A	8.62%	14.95%	8.30%	—	—	—	—	—	—	—
Class B	7.75%	14.07%	—	8.66%	—	—	—	—	—	—
Class C	7.72%	14.06%	—	—	8.82%	—	—	—	—	—
Class I	9.00%	15.30%	—	—	—	13.64%	—	—	—	—
Class O	8.56%	—	—	—	—	—	14.86%	—	—	—
Class R	8.34%	—	—	—	—	—	—	16.66%	—	—
Class R6	8.95%	—	—	—	—	—	—	—	12.79%	—
Class W	8.82%	—	—	—	—	—	—	—	—	16.23%
Russell 1000® Value	9.03%	15.62%	6.38%	7.28%	7.39%	13.75%	16.58%	18.38%	14.19%	16.40%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Large Cap Value Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

VOYA MIDCAP OPPORTUNITIES FUND	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of May 31, 2015 (as a percentage of net assets)

Consumer Discretionary	21.5%
Information Technology	18.7%
Health Care	14.4%
Industrials	14.2%
Financials	9.4%
Consumer Staples	9.1%
Materials	4.7%
Energy	4.5%
Telecommunication Services	1.0%
Assets in Excess of Other Liabilities*	2.5%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya MidCap Opportunities Fund (the “Fund or “MidCap Opportunities”) seeks long-term capital appreciation. The Fund is managed by Jeffrey Bianchi, CFA, and Michael Pytosh, Portfolio Managers, of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.

Performance: For the year ended May 31, 2015, the Fund’s Class A shares, excluding sales charges, provided a total return of 14.56% compared to the Russell Midcap® Growth Index and the Russell Midcap® Index, which returned 14.72% and 12.47%, respectively, for the same period.

Portfolio Specifics: During the period, the Fund outperformed the Russell Midcap® Growth Index before deducting fees and operating expenses, but lagged net of those costs. Fund performance was primarily due to stock selection, most notably in the information technology and consumer discretionary sectors. By contrast, stock selection in the healthcare and materials sectors detracted from results.

Key contributors to performance included our overweight positions in Ulta Salon, Cosmetics & Fragrance, Inc., Palo Alto Networks, Inc. and Monster Beverage Corporation.

An overweight position in Ulta Salon contributed the most to performance during the period. The stock performed well following better than expected second quarter 2015 and fourth quarter 2014 earnings, driven by strong traffic growth and same-store sales. In addition to their robust quarterly earnings growth, the company has a number of initiatives underway to increase brand awareness and loyalty, improve merchandising and to expand, all of which we believe are contributing to investors’ interest in the stock.

Shares of Palo Alto Networks contributed to performance following significant product and service revenue growth, attributable to the growing demand for cybersecurity. The company has consistently proven its ability to deal with cybersecurity threats and attacks, as seen in the continuous growth of the paid subscriber base for WildFire, one of their key products, which has resulted in the company’s upsurge. Palo Alto Networks outperformed following its fiscal third quarter 2015 earnings report, driven by their success and growing dominance in the cybersecurity market.

Shares of Monster, which makes energy drinks and teas, outperformed during the period. The stock reacted favorably following news of a long-term strategic partnership with Coca-Cola, creating a faster growing, higher margin business and increasing the likelihood of Coca-Cola eventually buying Monster. We believe this partnership decidedly enhances the story from primarily a domestic focused energy drink play to an international growth story as Coca-Cola pushes Monster’s products through Coca-Cola’s best in class distribution system.

Top Ten Holdings as of May 31, 2015* (as a percentage of net assets)

Aon PLC	2.1%
Intuit, Inc.	2.1%
Southwest Airlines Co.	2.1%
Sherwin-Williams Co.	2.0%
Zoetis, Inc.	2.0%
Medivation, Inc.	1.9%
Red Hat, Inc.	1.9%
Monster Beverage Corp.	1.9%
Ulta Salon Cosmetics & Fragrance, Inc.	1.8%
Intercontinental Exchange, Inc.	1.8%

* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Key detractors from performance included our overweight position in Michael Kors Holdings Ltd, not owning shares in Avago Technologies Limited and an overweight position in Eastman Chemical Company.

Our overweight position in Michael Kors, a global luxury lifestyle brand, detracted from performance. In July, during an otherwise soft month for broader retail, channel checks revealed a modestly elevated markdown cadence in the company’s retail stores, prompting investor concern around peaking gross margins and potential over-distribution of the company’s products. In addition, steady declines in same store sales, as well as a weak projected outlook, which fell below consensus estimates, negatively impacted performance.

Not owning shares of Avago detracted from performance. The company, which designs, develops and supplies semiconductor devices, experienced significant gains as a result of strong financial results that exceeded expectations. In addition, Avago has benefited from the increased radio frequency content in Apple’s iPhone 6 and Samsung’s Galaxy smartphones.

Our overweight position in specialty chemicals producer Eastman Chemical detracted from performance. While the company has benefited in recent years due to its propane hedges, the large and sudden decline in oil prices has caused those hedges to become unfavorable, leading to margin pressure in the company’s legacy propylene derivative segments. In addition to the propane hedges, we believe Eastman will continue to feel pressure from weakness in its acetate tow business (acetate tow is used to make filters and fiber tips for markers), and will face foreign exchange headwinds due to the strong U.S. dollar.

Current Strategy and Outlook: We believe that the U.S. economy has moved into a phase of self-sustaining, if slow, economic recovery. As we see continued modestly improving economic conditions, consensus expectations are that the U.S. Federal Reserve (“Fed”) may begin to raise the federal funds rate in 2015. The Fed will consider labor market conditions and inflation in its decision to move toward a normalized interest rate environment. The strength of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow and record high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	VOYA MIDCAP OPPORTUNITIES FUND

Average Annual Total Returns for the Periods Ended May 31, 2015
	1 Year	5 Year	10 Year	Since Inception of Class O June 4, 2008	Since Inception of Class R August 5, 2011	Since Inception of Class R6 May 31, 2013	Since Inception of Class W June 1, 2009
Including Sales Charge:
Class A(1)	7.96%	14.52%	10.48%	—	—	—	—
Class B(2)	8.82%	14.80%	10.31%	—	—	—	—
Class C(3)	12.78%	15.04%	10.31%	—	—	—	—
Class I	14.92%	16.37%	11.61%	—	—	—	—
Class O	14.55%	15.89%	—	10.04%	—	—	—
Class R	14.28%	—	—	—	15.94%	—	—
Class R6	15.06%	—	—	—	—	15.02%	—
Class W	14.81%	16.17%	—	—	—	—	18.38%
Excluding Sales Charge:
Class A	14.56%	15.88%	11.14%	—	—	—	—
Class B	13.71%	15.03%	10.31%	—	—	—	—
Class C	13.75%	15.04%	10.31%	—	—	—	—
Class I	14.92%	16.37%	11.61%	—	—	—	—
Class O	14.55%	15.89%	—	10.04%	—	—	—
Class R	14.28%	—	—	—	15.94%	—	—
Class R6	15.06%	—	—	—	—	15.02%	—
Class W	14.81%	16.17%	—	—	—	—	18.38%
Russell Midcap® Growth Index	14.72%	17.52%	10.07%	9.58%	18.82%	17.69%	18.79%
Russell Midcap® Index	12.47%	17.20%	9.92%	9.72%	19.27%	16.81%	19.12%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya MidCap Opportunities Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

VOYA MULTI-MANAGER MID CAP VALUE FUND	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of May 31, 2015 (as a percentage of net assets)

Financials	28.4%
Consumer Discretionary	14.7%
Industrials	13.4%
Information Technology	11.5%
Materials	7.5%
Utilities	6.9%
Health Care	5.9%
Energy	5.1%
Consumer Staples	4.2%
Telecommunication Services	0.4%
Assets in Excess of Other Liabilities*	2.0%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya Multi-Manager Mid Cap Value Fund (the “Fund or “MidCap Value”) seeks long-term capital appreciation. The Fund’s assets are managed by three sub-advisers — Hahn Capital Management, LLC (“Hahn Capital Management”), LSV Asset Management (“LSV”) and Wellington Management Company, LLP (“Wellington”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each Sub-Adviser manages a portion of the Fund’s assets (“Sleeve”) that is allocated to each Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: Elaine F. Hahn and John D. Schaeffer, Portfolio Managers of Hahn Capital Management; Josef Lakonishok, Ph.D, Menno Vermeulen, CFA, Guy Lakonishok, CFA, Greg Sleight and Puneet Mansharamani, CFA, Portfolio Managers of LSV, and; James N. Mordy, Portfolio Manager of Wellington.*

Performance: For the year ended May 31, 2015, the Fund’s Class I shares provided a total return of 9.00% compared to the Russell Midcap® Value Index (the “Index” or “Russell Midcap® Value”), which returned 10.09%, for the same period.

Portfolio Specifics: Hahn Capital Sleeve — The Sleeve outperformed the Russell Midcap® Value by approximately 7 basis points (0.07%) for the period from December 1, 2014 through May 31, 2015. The U.S. stock market continues to be buffeted by various cross-currents, yet has registered solid gains over the past six months. The continued drop in oil prices and jump in the U.S. dollar brought heightened volatility to stock prices and dampened the outlook for company earnings over this period. Changing perceptions about the economic growth outlook, highlighted by slowing GDP growth, has cast doubt on the monetary policy outlook and interest rates remain quite low by any measure. Despite these factors, stocks registered significant gains over the period with broad based strength across most benchmark sectors.

During the period, the Sleeve’s performance benefited from its exposure to the consumer staples, financial services and consumer discretionary sectors but was somewhat offset by underperformance in information technology, health care, industrials and energy. The best stock performance came from Kroger, Carter’s, Mohawk Industries, and SEI Investments. Detracting from performance were declines in the stock prices of Michael Kors, Host Hotels & Resorts, PVH Corp. and Covanta. The Sleeve’s performance was negatively affected by the market’s perception of slowing economic activity in late 2014, particularly as it affected energy and industrial stocks, where the portfolio was over-weighted relative to the Russell Midcap® Value. In addition, this market sentiment resulted in the strong performance of less economically sensitive economic sectors including utilities, REITs, health care and consumer staples, where the portfolio was generally underweight the Index. During the first quarter of 2015, however, industrial, energy and other cyclically sensitive stocks rebounded and provided a significant boost to the Sleeve’s performance. In particular, industrial and consumer discretionary stocks were stand-outs and added significantly to performance as 2015 progressed. The ability to select stocks that positively impacted Sleeve returns was the key reason for our outperformance during the period.

Top Ten Holdings as of May 31, 2015* (as a percentage of net assets)

PartnerRe Ltd.	1.7%
Kroger Co.	1.4%
CIT Group, Inc.	1.3%
HCC Insurance Holdings, Inc.	1.1%
Wabtec Corp.	1.1%
XL Group PLC	1.1%
Carter’s, Inc.	1.1%
Ross Stores, Inc.	1.1%
Hexcel Corp.	1.1%
BankUnited, Inc.	1.0%

* Excludes short-term investments.
Portfolio holdings are subject to change daily.

LSV Sleeve — The Sleeve outperformed the Russell Midcap® Value by approximately 10 basis points (0.10%) for the year ended May 31, 2015. Deep value stocks delivered mixed results during the period making it a less than ideal environment for our approach. Stock selection was positive within a variety of sectors but especially so in consumer discretionary, consumer staples, energy and industrials. Given our diversified approach it was a handful of stocks in each of these sectors that drove outperformance. The Sleeve was negatively impacted by its sector weights that are a residual of our model’s bottom-up stock selection methodology. Specifically a 2% overweight to energy and a 4% underweight to health care detracted from returns given that energy was the worst performing sector while health care was the best performing sector. Stock selection within technology also weighed on results.

Some of the top performing holdings included Whirlpool, Starz, Kroger, Usana Health Sciences, Hawaiian Holdings and Exelis. Laggards included Amkor Technology, Xerox, Genworth Financial, Energy XXI and Ensco.

Wellington Sleeve — The Sleeve outperformed the Russell Midcap® Value by approximately 39 basis points (0.39%) for the year ended May 31, 2015. Stock selection was the primary driver of outperformance during the period. Selection within the information technology, consumer discretionary, and financials sectors contributed the most to relative returns. These favorable results were partially offset by weaker selection in the materials, health care, and consumer staples sectors.

PORTFOLIO MANAGERS’ REPORT	VOYA MULTI-MANAGER MID CAP VALUE FUND

Sector allocation, a residual of the bottom-up stock selection process, detracted from the Sleeve’s overall relative performance. In particular, an underweight to the health care sector and overweight allocations to the energy and industrial sectors detracted from performance. An overweight allocation to consumer discretionary and underweight to the utilities sector contributed positively to relative results.

Top contributors to relative performance during the period included Netherlands-based semiconductor solutions manufacturer, NXP Semiconductors (information technology), cruise line operator, Norwegian Cruise Line (consumer discretionary), and designer and manufacturer of analog and mixed-signal semiconductors, Microsemi (information technology). Top detractors from relative performance included oil and gas pressure pumping services supplier, Trican Well Service (energy), independent oil exploration and production company, Cobalt International Energy (energy), and specialty chemicals and performance materials company, Cabot (materials). During the period, we eliminated our position in NXP Semiconductors.

Current Strategy & Outlook: Hahn Capital Sleeve — We remain constructive but somewhat more cautious on the outlook for the stock market during the balance of 2015. While stock valuations are not cheap with the S&P 500® index trading at 17.5 times its expected earnings for 2015, we believe that steady profit growth, low interest rates and continued benign inflation provide support to U.S. equities. If the economy does not improve further in the months ahead, we are less certain that the Federal Reserve will increase interest rates this year, but even if a small rate hike were to occur, we do not believe that this event would derail economic expansion. We continue to see value in pockets across the market and while certain industry and sector groups are expensive, we believe that select opportunities remain intact across the broader equity market.

LSV Sleeve — By historical standards stocks are neither cheap nor expensive at present, trading close to fair value. The portfolio however trades at sizeable discounts relative to the benchmark as well as the broad market. Current valuations are 12x 2015 earnings estimates, 8x trailing cash flow and a 2.3% yield. We continue to believe and empirical evidence supports that holding portfolios of deeply discounted stocks pays off well in the long-run and in the short-run is not necessarily highly correlated with market direction.

Wellington Sleeve — Our investment process seeks to consistently add value through intensive, fundamental research and bottom-up security selection. We pursue this objective by selecting what we believe to be high quality stocks with strong balance sheets and good business models, and which are attractively valued relative to global industry peers. We take an opportunistic approach, often considering shifts in industry dynamics and looking beyond near-term factors that we believe are discounted in the stock’s price. We believe a disciplined approach to valuation and a quality orientation can offer the potential for better downside protection and overall performance over time.

At the end of the period, the Sleeve’s significant overweight allocations relative to the benchmark were to the industrials, consumer discretionary, and materials sectors, while our largest underweights were to the utilities, financials, and health care sectors.

*	On September 12, 2014, the Fund’s Board of Trustees approved a change with respect to the Fund’s sub-advisers removing RBC Global Asset Management (U.S.) Inc. and adding Hahn Capital Management, LLC as an additional Sub-Adviser to the Fund. During the period from the close of business November 14, 2014, through the close of business on November 28, 2014, the Fund was in a transition period during which time a transition manager sold all or most of the assets managed by RBC GAM (US) in preparation for Hahn Capital Management managing these assets. Effective December 1, 2014, Hahn Capital Management was added as a Sub-Adviser to the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds.

VOYA MULTI-MANAGER MID CAP VALUE FUND	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended May 31, 2015
	1 Year	Since Inception of Class I October 3, 2011
Class I	9.00%	24.52%
Russell Midcap® Value	10.09%	24.16%

Based on a $250,000 initial investment, the graph and table above illustrate the total return of Voya Multi-Manager Mid Cap Value Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

Effective on the close of business on November 14, 2014, one of the three sub-advisers was removed from the Fund and effective December 1, 2014, a sub-adviser was added to the Fund.

PORTFOLIO MANAGERS’ REPORT	VOYA REAL ESTATE FUND

REIT Diversification as of May 31, 2015 (as a percentage of net assets)

Retail REITs	23.1%
Residential REITs	21.8%
Specialized REITs	15.8%
Office REITs	12.7%
Diversified REITs	9.2%
Hotels, Resorts & Cruise Lines	7.2%
Industrial REITs	5.1%
Real Estate Services	3.4%
Diversified Real Estate Activities	0.9%
Real Estate Operating Companies	0.5%
Assets in Excess of Other Liabilities*	0.3%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya Real Estate Fund (the “Fund” or “Real Estate”) seeks total return consisting of long-term capital appreciation and current income. The Fund is managed by T. Ritson Ferguson, CFA and Joseph P. Smith, CFA, Portfolio Managers of CBRE Clarion Securities LLC — the Sub-Adviser.

Performance: For the year ended May 31, 2015, the Fund’s Class A shares, excluding sales charges, provided a total return of 9.36% compared to the MSCI U.S. REIT® Index (the “Index”), which returned 10.21%, for the same period. Class A shares provided a total of $0.01 per share of return of capital for the year ended May 31, 2015.

Portfolio Specifics: U.S. real estate stocks, as measured by the MSCI U.S. REIT® Index, delivered a 10.21% total return over the past twelve months as performance was positive across all property sectors. Real estate stocks continue to benefit from a favorable environment of continued low interest rates, limited new supply, and improving demand for real estate space, leading to higher occupancies, rents and values. Additionally, M&A activity is picking up. Economic growth is expanding in most developed markets around the globe, although the rate of improvement varies by region and industry. Inflationary pressures remain low, aided by a softening in the price of commodities, particularly a lower price of oil. We believe this bodes well for continued low intermediate and long-term interest rates despite a recent upward shift in the yield curve.

Demand for real estate remains high, given the desire for yield and the significant capital seeking real estate from sources including institutional investors, sovereign wealth funds, private equity and listed property companies. At the same time, the spread between capitalization rates and 10-year sovereign bond yields remains at historically wide levels which suggests that there is plenty of “cushion” even if bond yields were to increase, especially when considering that it appears we are still early in the rental rate recovery cycle in many real estate markets. Moreover, we believe a move up in short-term rates in the U.S. is not the key data point to watch, rather it is long-term rates which we expect to remain muted given continued sluggish economic growth globally, accommodative central bank policy, a strong U.S. dollar, a decelerating China and low rates in Europe and Japan. In fact, many market observers are calling for a “new normal” of long-term rates well below those observed in the late 20thcentury. With listed property companies trading at a discount to private market values and M&A activity heating up, we believe that listed real estate is not overvalued and remains attractive to many investors.

During the period, the benefit of positive stock selection was offset by the impact of property sector allocation and cash drag. Stock selection in the healthcare, apartment, industrial and office sectors added value during the period, more than offsetting the impact of sub-par stock selection in the net lease and hotel sectors. While sector allocation decisions benefited from an overweight to the outperforming apartment sector and an underweight to the underperforming net lease sector, it was more than offset by the drag of an overweight to the underperforming industrial and office sectors as well as from an underweight to the outperforming storage sector.

Top Ten Holdings as of May 31, 2015 (as a percentage of net assets)

Simon Property Group, Inc.	9.1%
Equity Residential	5.7%
Health Care REIT, Inc.	5.1%
AvalonBay Communities, Inc.	4.1%
ProLogis, Inc.	4.0%
General Growth Properties, Inc.	4.0%
Public Storage, Inc.	3.4%
Host Hotels & Resorts, Inc.	3.3%
Vornado Realty Trust	3.2%
SL Green Realty Corp.	2.9%

Portfolio holdings are subject to change daily.

Current Strategy & Outlook: Portfolio positioning emphasizes property types which we believe can benefit the most from improving economic conditions. We prefer the apartment sector, coastal central business district office, and high-end mall companies; we are more cautious on the storage, net lease and healthcare sectors. From a geographic standpoint, we maintain a positive bias toward coastal markets, including many of the gateway cities located in the northeast and in California, such as New York, San Francisco and Los Angeles. We remain cautious on the Washington D.C. market, which continues to be soft. From a property type standpoint, we maintain a positive bias toward apartment and mall companies, as job growth improves and demand for high-end retail space remains very strong. The office market additionally is benefiting from improving demand, seen first in the coastal markets but ultimately moving to suburban and secondary markets. We remain cautious on the more bond-like sectors of net lease and healthcare but take into account potential syndicate activity and takeover possibilities in our portfolio positioning.

We believe that the combination of slow and steady economic growth and low long-term interest rates bodes well for real estate and real estate securities, which generate a material component of total return from current yield. Low levels of new construction suggest that owners of existing properties should continue to enjoy improved pricing power. With expected earnings growth in the 7-8% range for this year and next, and dividends growing at least in-line with earnings, it is our opinion that real estate companies continue to offer investors an attractive investment option anchored by current income via the dividend.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

VOYA REAL ESTATE FUND	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended May 31, 2015
	1 Year	5 Year	10 Year	Since Inception of Class R August 5, 2011	Since Inception of Class R6 July 3, 2014	Since Inception of Class W December 17, 2007
Including Sales Charge:
Class A(1)	3.06%	11.94%	7.76%	—	—	—
Class B(2)	3.51%	12.16%	7.57%	—	—	—
Class C(3)	7.13%	12.33%	7.53%	—	—	—
Class I	9.12%	13.52%	8.69%	—	—	—
Class O	9.34%	13.27%	8.39%	—	—	—
Class R	9.13%	—	—	13.75%	—	—
Class R6	—	—	—	—	8.21%	—
Class W	7.96%	13.22%	—	—	—	8.26%
Excluding Sales Charge:
Class A	9.36%	13.28%	8.39%	—	—	—
Class B	8.51%	12.41%	7.57%	—	—	—
Class C	8.13%	12.33%	7.53%	—	—	—
Class I	9.12%	13.52%	8.69%	—	—	—
Class O	9.34%	13.27%	8.39%	—	—	—
Class R	9.13%	—	—	13.75%	—	—
Class R6	—	—	—	—	8.21%	—
Class W	7.96%	13.22%	—	—	—	8.26%
MSCI U.S. REIT® Index	10.21%	14.14%	7.99%	15.11%	9.16%	7.96%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Real Estate Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

PORTFOLIO MANAGERS’ REPORT	VOYA SMALLCAP OPPORTUNITIES FUND

Sector Diversification as of May 31, 2015 (as a percentage of net assets)

Health Care	23.7%
Information Technology	21.3%
Consumer Discretionary	18.5%
Industrials	13.9%
Financials	9.0%
Materials	4.5%
Energy	2.5%
Exchange-Traded Funds	2.1%
Consumer Staples	1.5%
Assets in Excess of Other Liabilities*	3.0%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya SmallCap Opportunities Fund (the “Fund” or “SmallCap Opportunities”) seeks capital appreciation. The Fund is managed by Steve Salopek*, James Hasso and Joseph Basset, CFA, Portfolio Managers, of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.

Performance: For the year ended May 31, 2015, the Fund’s Class A shares, excluding sales charges, provided a total return of 14.24% compared to the Russell 2000® Growth Index and the Russell 2000® Index, which returned 17.73% and 11.32%, respectively, for the same period.

Portfolio Specifics: For the twelve-month period ending May 31, 2015, the Fund underperformed the Russell 2000® Growth Index. The result was largely due to negative allocation effects. While our underweight allocation to the pharmaceutical and biotechnology sector detracted the most from performance, stock selection within the sector produced positive results. Our allocation to cash, although within the typical range, detracted from results. Stock selection in aggregate was negative; the most significant detractions occurred among the energy, hardware and equipment and semiconductor sectors. Conversely, stock selection within the consumer services, real estate and software and services sectors contributed the most to relative performance.

Among the key detractors for the period were Bill Barrett Corporation and Unit Corporation. Within the energy sector, an overweight position in Bill Barrett detracted from results. Shares declined due to concerns about capital expenditures and above average debt levels during the period. Owning diversified energy company and non-benchmark stock, Unit, was a drag on performance. Unit shares were impacted by deterioration in the commodity market.

Among the main individual contributors to performance were Imperva, Inc. and Receptos, Inc.

Within the software and services sector, an overweight allocation to security software provider Imperva positively impacted portfolio performance during the period. Outperformance was largely due to accelerated revenue and subscription growth. In our view, Imperva is positioned to benefit from the continuation of a supportive backdrop for increased security spending. New CEO Anthony Bettencourt, continues to drive improved sales execution. We believe that incremental sales capacity could potentially result in strong growth for several quarters ahead.

Top Ten Holdings as of May 31, 2015* (as a percentage of net assets)

iShares Russell 2000 Growth Index Fund	2.1%
Vail Resorts, Inc.	1.3%
WEX, Inc.	1.2%
Healthsouth Corp.	1.1%
DealerTrack Holdings, Inc.	1.1%
QLIK Technologies, Inc.	1.1%
Team Health Holdings, Inc.	1.1%
j2 Global, Inc.	1.0%
MGIC Investment Corp.	1.0%
Steris Corp.	1.0%

* Excludes short-term investments.
Portfolio holdings are subject to change daily.

An overweight position in Receptos, a developer of therapeutics for the treatment of immune related conditions, contributed to performance. In addition to solid fourth quarter 2014 results, the company’s positive TOUCHSTONE Phase 2 trials for their drug, RPC1063, successfully advanced their pipeline, leading to a Phase 3 trial to treat ulcerative colitis and a Phase 2 trial to treat Crohn’s disease.

Current Strategy and Outlook: We continue to monitor changes occurring globally, actions at central banks and overall economic data. Our portfolio positioning has not changed significantly. We seek to remain nimble and continue to focus on quality companies, such as those that, in our opinion, have strong managements, solid balance sheets and good cash flow generation capabilities. Going forward, we believe the portfolio is well positioned, as we think that investors will continue to focus on companies’ fundamentals due to ongoing economic uncertainty.

*	Steve Salopek retired from Voya Investment Management Co. LLC effective June 30, 2015.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

VOYA SMALLCAP OPPORTUNITIES FUND	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended May 31, 2015
	1 Year	5 Year	10 Year	Since Inception of Class R August 5, 2011	Since Inception of Class R6 May 31, 2013	Since Inception of Class W December 17, 2007
Including Sales Charge:
Class A(1)	7.67%	15.26%	10.03%	—	—	—
Class B(2)	8.35%	15.53%	9.85%	—	—	—
Class C(3)	12.38%	15.76%	9.86%	—	—	—
Class I	14.58%	17.06%	11.16%	—	—	—
Class R	13.96%	—	—	18.01%	—	—
Class R6	14.72%	—	—	—	15.26%	—
Class W	14.53%	16.93%	—	—	—	10.51%
Excluding Sales Charge:
Class A	14.24%	16.63%	10.69%	—	—	—
Class B	13.35%	15.76%	9.85%	—	—	—
Class C	13.38%	15.76%	9.86%	—	—	—
Class I	14.58%	17.06%	11.16%	—	—	—
Class R	13.96%	—	—	18.01%	—	—
Class R6	14.72%	—	—	—	15.26%	—
Class W	14.53%	16.93%	—	—	—	10.51%
Russell 2000® Growth Index	17.73%	17.37%	10.06%	18.99%	17.22%	9.81%
Russell 2000® Index	11.32%	15.04%	8.73%	17.29%	14.02%	8.77%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya SmallCap Opportunities Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2014 to May 31, 2015. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2015*	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2015*
Voya Growth Opportunities Fund
Class A	$1,000.00	$1,042.30	1.30%	$6.62	$1,000.00	$1,018.45	1.30%	$6.54
Class B	1,000.00	1,039.20	1.95	9.91	1,000.00	1,015.21	1.95	9.80
Class C	1,000.00	1,039.00	1.95	9.91	1,000.00	1,015.21	1.95	9.80
Class I	1,000.00	1,044.00	0.93	4.74	1,000.00	1,020.29	0.93	4.68
Class R	1,000.00	1,042.60	1.45	7.38	1,000.00	1,017.70	1.45	7.29
Class W	1,000.00	1,044.00	0.95	4.84	1,000.00	1,020.19	0.95	4.78
Voya Large Cap Value Fund
Class A	1,000.00	1,025.60	1.15%	5.81	1,000.00	1,019.20	1.15%	5.79
Class B	1,000.00	1,021.10	1.90	9.57	1,000.00	1,015.46	1.90	9.55
Class C	1,000.00	1,021.50	1.90	9.58	1,000.00	1,015.46	1.90	9.55
Class I	1,000.00	1,027.70	0.79	3.99	1,000.00	1,020.99	0.79	3.98
Class O	1,000.00	1,025.00	1.15	5.81	1,000.00	1,019.20	1.15	5.79
Class R	1,000.00	1,023.90	1.35	6.81	1,000.00	1,018.20	1.35	6.79
Class R6	1,000.00	1,027.20	0.76	3.84	1,000.00	1,021.14	0.76	3.83
Class W	1,000.00	1,026.50	0.90	4.55	1,000.00	1,020.44	0.90	4.53

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2015*	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2015*
Voya MidCap Opportunities Fund
Class A	1,000.00	1,054.60	1.32%	6.76	1,000.00	1,018.35	1.32%	6.64
Class B	1,000.00	1,050.40	2.07	10.58	1,000.00	1,014.61	2.07	10.40
Class C	1,000.00	1,050.80	2.07	10.58	1,000.00	1,014.61	2.07	10.40
Class I	1,000.00	1,055.90	0.98	5.02	1,000.00	1,020.04	0.98	4.94
Class O	1,000.00	1,054.30	1.32	6.76	1,000.00	1,018.35	1.32	6.64
Class R	1,000.00	1,053.10	1.57	8.04	1,000.00	1,017.10	1.57	7.90
Class R6	1,000.00	1,056.50	0.88	4.51	1,000.00	1,020.54	0.88	4.43
Class W	1,000.00	1,055.30	1.07	5.48	1,000.00	1,019.60	1.07	5.39
Voya Multi-Manager MidCap Value Fund
Class I	1,000.00	1,047.70	0.83%	4.24	1,000.00	1,020.79	0.83%	4.18
Voya Real Estate Fund
Class A	1,000.00	997.90	1.28%	6.38	1,000.00	1,018.55	1.28%	6.44
Class B	1,000.00	994.40	2.03	10.09	1,000.00	1,014.81	2.03	10.20
Class C	1,000.00	993.90	2.03	10.09	1,000.00	1,014.81	2.03	10.20
Class I	1,000.00	999.80	0.91	4.54	1,000.00	1,020.39	0.91	4.58
Class O	1,000.00	997.80	1.28	6.38	1,000.00	1,018.55	1.28	6.44
Class R	1,000.00	996.80	1.53	7.62	1,000.00	1,017.30	1.53	7.70
Class R6	1,000.00	999.60	0.86	4.29	1,000.00	1,020.64	0.86	4.33
Class W	1,000.00	998.40	1.03	5.13	1,000.00	1,019.80	1.03	5.19
Voya SmallCap Opportunities Fund
Class A	1,000.00	1,075.20	1.40%	7.24	1,000.00	1,017.95	1.40%	7.04
Class B	1,000.00	1,070.90	2.15	11.10	1,000.00	1,014.21	2.15	10.80
Class C	1,000.00	1,071.00	2.15	11.10	1,000.00	1,014.21	2.15	10.80
Class I	1,000.00	1,077.10	1.10	5.70	1,000.00	1,019.45	1.10	5.54
Class R	1,000.00	1,073.80	1.65	8.53	1,000.00	1,016.70	1.65	8.30
Class R6	1,000.00	1,077.80	0.98	5.08	1,000.00	1,020.04	0.98	4.94
Class W	1,000.00	1,076.60	1.15	5.95	1,000.00	1,019.20	1.15	5.79

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
Voya Equity Trust:

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of Voya Growth Opportunities Fund, Voya Large Cap Value Fund, Voya MidCap Opportunities Fund, Voya Multi-Manager Mid Cap Value Fund, Voya Real Estate Fund, and Voya SmallCap Opportunities Fund, each a series of Voya Equity Trust, as of May 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Equity Trust as of May 31, 2015, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
July 27, 2015

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2015

	Voya Growth Opportunities Fund	Voya Large Cap Value Fund	Voya MidCap Opportunities Fund
ASSETS:
Investments in securities at fair value*	$125,712,434	$1,208,060,169	$1,452,243,444
Short-term investments at fair value**	1,186,000	26,133,923	38,257,000
Total investments at fair value	$126,898,434	$1,234,194,092	$1,490,500,444
Cash	1,307	16,190	20,094
Foreign currencies at value***	—	3,805	—
Receivables:
Investment securities sold	1,302,458	9,485,010	5,839,836
Fund shares sold	119,598	705,481	1,313,981
Dividends	67,908	3,213,772	565,080
Prepaid expenses	20,425	47,637	40,886
Reimbursement due from manager	16,661	74,239	32,125
Other assets	3,860	16,262	15,331
Total assets	128,430,651	1,247,756,488	1,498,327,777
LIABILITIES:
Payable for investment securities purchased	320,659	4,447,714	6,368,805
Payable for fund shares redeemed	390,116	1,073,603	870,165
Payable for investment management fees	87,502	790,754	1,066,753
Payable for distribution and shareholder service fees	43,904	209,930	202,956
Payable to trustees under the deferred compensation plan (Note 6)	3,860	16,262	15,331
Payable for trustee fees	630	4,686	7,226
Other accrued expenses and liabilities	80,778	449,222	762,498
Total liabilities	927,449	6,992,171	9,293,734
NET ASSETS	$127,503,202	$1,240,764,317	$1,489,034,043
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$91,193,156	$1,062,047,787	$1,185,687,762
Undistributed net investment income/accumulated net investment loss	(106,086)	1,317,754	(3,131,136)
Accumulated net realized gain	4,234,522	17,552,060	85,683,636
Net unrealized appreciation	32,181,610	159,846,716	220,793,781
NET ASSETS	$127,503,202	$1,240,764,317	$1,489,034,043
___________________
* Cost of investments in securities	$93,530,824	$1,048,212,725	$1,231,449,663
** Cost of short-term investments	$1,186,000	$26,133,923	$38,257,000
*** Cost of foreign currencies	$—	$4,533	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2015 (CONTINUED)

	Voya Growth Opportunities Fund	Voya Large Cap Value Fund	Voya MidCap Opportunities Fund
Class A
Net assets	$66,271,529	$523,033,355	$367,273,260
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	1,997,234	42,882,915	15,274,012
Net asset value and redemption price per share†	$33.18	$12.20	$24.05
Maximum offering price per share (5.75%) (1)	$35.20	$12.94	$25.52

Class B
Net assets	$784,763	$5,249,349	$3,113,110
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	26,498	432,286	154,623
Net asset value and redemption price per share†	$29.62	$12.14	$20.13

Class C
Net assets	$27,487,230	$98,547,079	$127,380,204
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	931,327	8,103,523	6,374,579
Net asset value and redemption price per share†	$29.51	$12.16	$19.98

Class I
Net assets	$27,932,438	$268,092,146	$721,691,170
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	775,369	20,576,346	27,307,139
Net asset value and redemption price per share	$36.02	$13.03	$26.43

Class O
Net assets	n/a	$30,168,916	$55,858,739
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	2,476,137	2,330,214
Net asset value and redemption price per share	n/a	$12.18	$23.97

Class R
Net assets	$15,403	$5,900,230	$2,329,335
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	429	484,294	97,957
Net asset value and redemption price per share	$35.92	$12.18	$23.78

Class R6
Net assets	n/a	$258,458,305	$114,033,185
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	19,849,092	4,306,372
Net asset value and redemption price per share	n/a	$13.02	$26.48

Class W
Net assets	$5,011,839	$51,314,937	$97,355,040
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	142,045	3,948,927	3,718,916
Net asset value and redemption price per share	$35.28	$12.99	$26.18
___________________
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
† Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2015

	Voya Multi-Manager Mid Cap Value Fund	Voya Real Estate Fund	Voya SmallCap Opportunities Fund
ASSETS:
Investments in securities at fair value+*	$210,857,285	$1,435,198,909	$734,268,497
Short-term investments at fair value**	3,889,875	2,327,108	35,537,531
Total investments at fair value	$214,747,160	$1,437,526,017	$769,806,028
Cash	3,146,546	—	—
Receivables:
Investment securities sold	284,997	3,830,287	5,043,697
Fund shares sold	201,942	1,373,316	1,616,202
Dividends	237,310	726,418	375,485
Interest	18	—	—
Foreign tax reclaims	13,307	—	—
Prepaid expenses	1,762	39,068	38,207
Other assets	2,198	20,580	6,166
Total assets	218,635,240	1,443,515,686	776,885,785
LIABILITIES:
Payable for investment securities purchased	350,389	—	4,920,886
Payable for fund shares redeemed	29,029	2,222,496	2,505,626
Payable upon receipt of securities loaned	2,853,542	—	11,452,394
Payable for investment management fees	147,296	997,471	585,978
Payable for distribution and shareholder service fees	—	85,803	81,541
Payable to custodian due to bank overdraft	—	—	318
Payable to trustees under the deferred compensation plan (Note 6)	2,198	20,580	6,166
Payable for trustee fees	1,502	7,340	3,345
Other accrued expenses and liabilities	116,063	595,216	214,921
Total liabilities	3,500,019	3,928,906	19,771,175
NET ASSETS	$215,135,221	$1,439,586,780	$757,114,610
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$155,913,774	$980,467,283	$629,321,032
Undistributed net investment income/accumulated net investment loss	977,957	248,832	(1,661,112)
Accumulated net realized gain (loss)	35,181,483	(69,839,758)	19,600,101
Net unrealized appreciation	23,062,007	528,710,423	109,854,589
NET ASSETS	$215,135,221	$1,439,586,780	$757,114,610
___________________
+ Including securities loaned at value	$2,780,311	$—	$11,163,269
* Cost of investments in securities	$187,791,685	$906,488,486	$624,413,908
** Cost of short-term investments	$3,889,875	$2,327,108	$35,537,531

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2015 (CONTINUED)

	Voya Multi-Manager Mid Cap Value Fund	Voya Real Estate Fund	Voya SmallCap Opportunities Fund
Class A
Net assets	n/a	$225,232,069	$173,843,546
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	11,701,700	2,987,532
Net asset value and redemption price per share†	n/a	$19.25	$58.19
Maximum offering price per share (5.75%) (1)	n/a	$20.42	$61.74

Class B
Net assets	n/a	$477,777	$446,167
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	24,691	9,274
Net asset value and redemption price per share†	n/a	$19.35	$48.11

Class C
Net assets	n/a	$31,611,954	$51,695,643
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	1,569,593	1,076,669
Net asset value and redemption price per share†	n/a	$20.14	$48.01

Class I
Net assets	$215,135,221	$1,046,021,359	$364,319,775
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	16,485,630	50,615,711	5,864,464
Net asset value and redemption price per share	$13.05	$20.67	$62.12

Class O
Net assets	n/a	$37,484,081	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$0.010	n/a
Shares outstanding	n/a	1,949,939	n/a
Net asset value and redemption price per share	n/a	$19.22	n/a

Class R
Net assets	n/a	$2,800,697	$2,682,421
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	145,966	46,614
Net asset value and redemption price per share	n/a	$19.19	$57.54

Class R6
Net assets	n/a	$13,574,532	$114,541,424
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	656,682	1,840,405
Net asset value and redemption price per share	n/a	$20.67	$62.24

Class W
Net assets	n/a	$82,384,311	$49,585,634
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	3,547,570	806,656
Net asset value and redemption price per share	n/a	$23.22	$61.47
___________________
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
† Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2015

	Voya Growth Opportunities Fund	Voya Large Cap Value Fund	Voya MidCap Opportunities Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$1,515,228	$24,822,702	$12,164,805
Interest	—	—	27
Securities lending income, net	178	1,686	16,669
Total investment income	1,515,406	24,824,388	12,181,501

EXPENSES:
Investment management fees(1)	893,300	6,182,145	10,871,196
Distribution and shareholder service fees:
Class A	233,715	662,664	959,790
Class B	10,214	52,668	37,118
Class C	261,093	951,078	1,274,459
Class O	—	30,515	136,417
Class R	21	26,308	10,741
Transfer agent fees:
Class A	150,278	415,089	725,232
Class B	2,298	8,470	7,009
Class C	58,758	153,536	241,618
Class I	2,967	92,516	812,427
Class O	—	18,901	103,480
Class R	11	8,559	4,094
Class R6	—	1,137	3,038
Class W	8,092	81,417	193,662
Administrative service fees(1)	115,113	830,978	1,319,066
Shareholder reporting expense	26,265	55,650	152,571
Registration fees	63,556	84,387	119,093
Professional fees	19,746	68,786	113,039
Custody and accounting expense	20,891	115,597	180,474
Trustee fees	3,782	28,114	43,356
Miscellaneous expense	10,650	49,270	76,318
Interest expense	67	1,717	803
Total expenses	1,880,817	9,919,502	17,385,001
Net waived and reimbursed fees	(183,914)	(375,266)	(250,780)
Net expenses	1,696,903	9,544,236	17,134,221
Net investment income (loss)	(181,497)	15,280,152	(4,952,720)

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	7,216,414	73,118,034	174,832,007
Foreign currency related transactions	—	(12,834)	—
Net realized gain	7,216,414	73,105,200	174,832,007
Net change in unrealized appreciation (depreciation) on:
Investments	9,827,291	(8,208,502)	22,578,881
Foreign currency related transactions	—	(728)	—
Net change in unrealized appreciation (depreciation)	9,827,291	(8,209,230)	22,578,881
Net realized and unrealized gain	17,043,705	64,895,970	197,410,888
Increase in net assets resulting from operations	$16,862,208	$80,176,122	$192,458,168
___________________
* Foreign taxes withheld	$36	$178,838	$37,512
___________________
(1)  Effective May 1, 2015, the investment management fee and administration fee were combined under a single amended and restated investment management agreement. Please see Note 4 for further information.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2015

	Voya Multi-Manager Mid Cap Value Fund	Voya Real Estate Fund	Voya SmallCap Opportunities Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$5,292,318	$32,666,723	$5,239,748
Interest	2,063	—	76
Securities lending income, net	285,074	—	168,230
Total investment income	5,579,455	32,666,723	5,408,054

EXPENSES:
Investment management fees(1)	2,120,610	10,397,291	5,581,277
Distribution and shareholder service fees:
Class A	—	595,358	398,419
Class B	—	6,348	6,466
Class C	—	305,010	468,049
Class O	—	96,756	—
Class R	—	10,464	7,848
Transfer agent fees:
Class A	—	438,027	272,036
Class B	—	1,176	1,109
Class C	—	56,414	79,852
Class I	4,000	706,341	412,964
Class O	—	71,601	—
Class R	—	3,870	2,666
Class R6	—	1,665	2,161
Class W	—	207,023	70,574
Administrative service fees(1)	281,899	1,342,818	605,030
Shareholder reporting expense	2,593	112,206	76,470
Registration fees	389	112,163	98,112
Professional fees	30,209	109,731	49,115
Custody and accounting expense	109,439	152,650	95,110
Trustee fees	9,008	44,039	20,069
Miscellaneous expense	13,437	65,587	39,398
Interest expense	409	450	90
Total expenses	2,571,993	14,836,988	8,286,815
Net waived and reimbursed fees	(66,662)	(716)	(16,037)
Brokerage commission recapture	(4,825)	—	—
Net expenses	2,500,506	14,836,272	8,270,778
Net investment income (loss)	3,078,949	17,830,451	(2,862,724)

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	49,550,466	80,040,032	47,979,742
Foreign currency related transactions	(4,907)	—	—
Net realized gain	49,545,559	80,040,032	47,979,742
Net change in unrealized appreciation (depreciation) on:
Investments	(25,670,657)	23,234,765	47,331,003
Foreign currency related transactions	(3,855)	—	—
Net change in unrealized appreciation (depreciation)	(25,674,512)	23,234,765	47,331,003
Net realized and unrealized gain	23,871,047	103,274,797	95,310,745
Increase in net assets resulting from operations	$26,949,996	$121,105,248	$92,448,021
___________________
* Foreign taxes withheld	$31,614	$—	$430
___________________
(1)  Effective May 1, 2015, the investment management fee and administration fee were combined under a single amended and restated investment management agreement. Please see Note 4 for further information.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Growth Opportunities Fund		Voya Large Cap Value Fund
	Year Ended May 31, 2015	Year Ended May 31, 2014	Year Ended May 31, 2015	Year Ended May 31, 2014
FROM OPERATIONS:
Net investment income (loss)	$(181,497)	$(224,469)	$15,280,152	$9,982,187
Net realized gain	7,216,414	18,937,547	73,105,200	100,474,702
Net change in unrealized appreciation (depreciation)	9,827,291	2,212,213	(8,209,230)	(348,406)
Increase in net assets resulting from operations	16,862,208	20,925,291	80,176,122	110,108,483

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	—	(3,881,684)	(2,054,272)
Class B	—	—	(44,898)	(23,399)
Class C	—	—	(756,353)	(415,230)
Class I	—	—	(4,728,777)	(2,980,444)
Class O	—	—	(169,260)	(57,675)
Class R	—	—	(70,809)	(44,057)
Class R6	—	—	(5,194,643)	(3,399,823)
Class W	—	—	(877,858)	(660,029)
Net realized gains:
Class A	(7,188,261)	(3,905,714)	(19,402,297)	(8,511,807)
Class B	(122,852)	(94,297)	(523,693)	(183,411)
Class C	(3,138,758)	(1,481,405)	(10,179,704)	(3,842,412)
Class I	(3,030,737)	(1,367,193)	(25,893,416)	(13,385,886)
Class O	—	—	(748,029)	(174,402)
Class R	(332)	—	(642,548)	(283,124)
Class R6	—	—	(25,488,040)	(18,716,414)
Class W	(380,870)	(128,872)	(5,365,925)	(3,259,523)
Total distributions	(13,861,810)	(6,977,481)	(103,967,934)	(57,991,908)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	25,813,382	23,836,285	193,572,048	469,129,491
Payment from distribution/payment by affiliate	—	42,824	—	—
Proceeds from shares issued in merger (Note 16)	—	—	425,957,687	234,958,768
Reinvestment of distributions	11,633,035	5,814,473	96,006,375	54,914,933
	37,446,417	29,693,582	715,536,110	759,003,192
Cost of shares redeemed	(38,025,075)	(36,324,009)	(301,531,796)	(356,636,937)
Net increase (decrease) in net assets resulting from capital share transactions	(578,658)	(6,630,427)	414,004,314	402,366,255
Net increase in net assets	2,421,740	7,317,383	390,212,502	454,482,830

NET ASSETS:
Beginning of year or period	125,081,462	117,764,079	850,551,815	396,068,985
End of year or period	$127,503,202	$125,081,462	$1,240,764,317	$850,551,815
Undistributed net investment income/accumulated net investment loss at end of year or period	$(106,086)	$(44,339)	$1,317,754	$1,774,522

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya MidCap Opportunities Fund		Voya Multi-Manager Mid Cap Value Fund
	Year Ended May 31, 2015	Year Ended May 31, 2014	Year Ended May 31, 2015	Year Ended May 31, 2014
FROM OPERATIONS:
Net investment income (loss)	$(4,952,720)	$1,073,448	$3,078,949	$2,017,335
Net realized gain	174,832,007	155,935,579	49,545,559	53,418,854
Net change in unrealized appreciation (depreciation)	22,578,881	19,070,826	(25,674,512)	10,438,158
Increase in net assets resulting from operations	192,458,168	176,079,853	26,949,996	65,874,347

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(847,028)	—	(3,403,885)	(1,541,927)
Class R	(297)	—	—	—
Class R6	(58,044)	—	—	—
Class W	(58,900)	—	—	—
Net realized gains:
Class A	(44,092,282)	(38,894,181)	—	—
Class B	(517,973)	(516,502)	—	—
Class C	(17,981,176)	(12,876,869)	—	—
Class I	(78,096,962)	(51,752,160)	(50,371,946)	(47,647,252)
Class O	(6,557,377)	(4,659,452)	—	—
Class R	(284,673)	(112,251)	—	—
Class R6	(4,569,579)	(1,171,907)	—	—
Class W	(11,261,152)	(9,800,213)	—	—
Total distributions	(164,325,443)	(119,783,535)	(53,775,831)	(49,189,179)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	473,043,147	536,739,968	40,245,138	48,782,268
Reinvestment of distributions	135,087,146	97,430,488	53,775,831	49,189,179
	608,130,293	634,170,456	94,020,969	97,971,447
Cost of shares redeemed	(612,894,752)	(379,999,486)	(183,400,190)	(76,891,831)
Net increase (decrease) in net assets resulting from capital share transactions	(4,764,459)	254,170,970	(89,379,221)	21,079,616
Net increase (decrease) in net assets	23,368,266	310,467,288	(116,205,056)	37,764,784

NET ASSETS:
Beginning of year or period	1,465,665,777	1,155,198,489	331,340,277	293,575,493
End of year or period	$1,489,034,043	$1,465,665,777	$215,135,221	$331,340,277
Undistributed net investment income/accumulated net investment loss at end of year or period	$(3,131,136)	$953,068	$977,957	$1,307,800

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Real Estate Fund		Voya SmallCap Opportunities Fund
	Year Ended May 31, 2015	Year Ended May 31, 2014	Year Ended May 31, 2015	Year Ended May 31, 2014
FROM OPERATIONS:
Net investment income (loss)	$17,830,451	$16,436,517	$(2,862,724)	$(2,390,386)
Net realized gain	80,040,032	38,475,093	47,979,742	37,747,034
Net change in unrealized appreciation	23,234,765	79,959,029	47,331,003	18,358,292
Increase in net assets resulting from operations	121,105,248	134,870,639	92,448,021	53,714,940

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(3,174,064)	(5,141,069)	—	—
Class B	(2,628)	(12,098)	—	—
Class C	(170,248)	(332,527)	—	—
Class I	(16,552,482)	(18,759,922)	—	—
Class O	(526,475)	(745,955)	—	—
Class R	(22,968)	(23,869)	—	—
Class R6	(55,690)	—	—	—
Class W	(1,261,666)	(3,765,588)	—	—
Net realized gains:
Class A	(10,273,958)	—	(11,233,274)	(6,340,153)
Class B	(28,859)	—	(53,531)	(70,745)
Class C	(1,259,992)	—	(3,886,258)	(2,424,986)
Class I	(42,990,195)	—	(21,910,708)	(14,810,852)
Class O	(1,672,432)	—	—	—
Class R	(86,425)	—	(110,326)	(28,321)
Class R6	(24,438)	—	(6,890,598)	(175)
Class W	(3,965,623)	—	(2,786,550)	(1,289,699)
Return of capital:
Class A	(152,725)	—	—	—
Class B	(439)	—	—	—
Class C	(17,332)	—	—	—
Class I	(566,720)	—	—	—
Class O	(23,876)	—	—	—
Class R	(1,090)	—	—	—
Class R6	(32)	—	—	—
Class W	(73,066)	—	—	—
Total distributions	(82,903,423)	(28,781,028)	(46,871,245)	(24,964,931)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	538,718,307	404,099,532	292,017,409	323,514,070
Reinvestment of distributions	53,726,780	18,031,780	41,828,443	21,115,256
	592,445,087	422,131,312	333,845,852	344,629,326
Cost of shares redeemed	(552,366,790)	(429,853,309)	(166,359,244)	(119,898,754)
Net increase (decrease) in net assets resulting from capital share transactions	40,078,297	(7,721,997)	167,486,608	224,730,572
Net increase in net assets	78,280,122	98,367,614	213,063,384	253,480,581

NET ASSETS:
Beginning of year or period	1,361,306,658	1,262,939,044	544,051,226	290,570,645
End of year or period	$1,439,586,780	$1,361,306,658	$757,114,610	$544,051,226
Undistributed (distributions in excess of) net investment income/accumulated net investment loss at end of year or period	$248,832	$(2,479,923)	$(1,661,112)	$(1,207,297)

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets						Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment from Distribution settlement/ affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)		(%)		(%)	($000’s)	(%)
Voya Growth Opportunities Fund
Class A
05-31-15	32.60	(0.03)		4.45	4.42	—	3.84	—	3.84	—	33.18	14.46		1.49	1.30		1.30		(0.10)	66,272	64
05-31-14	29.04	(0.05)		5.40	5.35	—	1.80	—	1.80	0.01	32.60	18.95	(a)	1.51	1.33		1.33		(0.14)	70,295	133
05-31-13	23.92	(0.02)		5.14	5.12	—	—	—	—	—	29.04	21.40		1.51	1.35		1.35		(0.09)	64,837	123
05-31-12	23.21	0.00	*	0.73	0.73	0.02	—	—	0.02	—	23.92	3.15		1.67	1.35		1.35		0.02	48,045	151
05-31-11	17.47	0.07		5.67	5.74	—	—	—	—	—	23.21	32.86		1.68	1.35	†	1.35	†	0.35 †	44,528	90
Class B
05-31-15	29.67	(0.22	)•	4.01	3.79	—	3.84	—	3.84	—	29.62	13.73		2.14	1.95		1.95		(0.75)	785	64
05-31-14	26.74	(0.22	)•	4.94	4.72	—	1.80	—	1.80	0.01	29.67	18.21	(a)	2.16	1.98		1.98		(0.80)	1,276	133
05-31-13	22.17	(0.18	)•	4.75	4.57	—	—	—	—	—	26.74	20.61		2.16	2.00		2.00		(0.76)	1,697	123
05-31-12	21.63	(0.14	)•	0.68	0.54	—	—	—	—	—	22.17	2.50		2.32	2.00		2.00		(0.66)	2,984	151
05-31-11	16.39	(0.06	)•	5.30	5.24	—	—	—	—	—	21.63	31.97		2.33	2.00	†	2.00	†	(0.30)†	6,783	90
Class C
05-31-15	29.58	(0.21)		3.98	3.77	—	3.84	—	3.84	—	29.51	13.70		2.14	1.95		1.95		(0.75)	27,487	64
05-31-14	26.66	(0.21)		4.92	4.71	—	1.80	—	1.80	0.01	29.58	18.22	(a)	2.16	1.98		1.98		(0.79)	25,390	133
05-31-13	22.10	(0.17)		4.73	4.56	—	—	—	—	—	26.66	20.63		2.16	2.00		2.00		(0.73)	20,721	123
05-31-12	21.57	(0.13)		0.66	0.53	—	—	—	—	—	22.10	2.46		2.32	2.00		2.00		(0.63)	16,049	151
05-31-11	16.34	(0.06)		5.29	5.23	—	—	—	—	—	21.57	32.01		2.33	2.00	†	2.00	†	(0.30)†	16,850	90
Class I
05-31-15	34.97	0.10		4.79	4.89	—	3.84	—	3.84	—	36.02	14.85		0.93	0.93		0.93		0.28	27,932	64
05-31-14	30.91	0.08		5.77	5.85	—	1.80	—	1.80	0.01	34.97	19.43	(a)	0.94	0.94		0.94		0.25	25,934	133
05-31-13	25.37	0.07		5.47	5.54	—	—	—	—	—	30.91	21.84		1.01	1.00		1.00		0.29	27,896	123
05-31-12	24.57	0.11	•	0.75	0.86	0.06	—	—	0.06	—	25.37	3.51		1.05	1.00		1.00		0.48	9,975	151
05-31-11	18.44	0.15		5.98	6.13	—	—	—	—	—	24.57	33.24		1.07	1.00	†	1.00	†	0.69 †	6,711	90
Class R
05-31-15	35.05	(0.11	)•	4.82	4.71	—	3.84	—	3.84	—	35.92	14.29		1.64	1.45		1.45		(0.30)	15	64
05-30-14(4)–05-31-14	35.05	(0.00	)*•	0.00 *	0.00 *	—	—	—	—	—	35.05	0.00		1.66	1.45		1.45		(1.66)	— **	133
Class W
05-31-15	34.33	0.09	•	4.70	4.79	—	3.84	—	3.84	—	35.28	14.83		1.14	0.95		0.95		0.26	5,012	64
05-31-14	30.39	0.06		5.67	5.73	—	1.80	—	1.80	0.01	34.33	19.37	(a)	1.16	0.98		0.98		0.20	2,187	133
05-31-13	24.94	0.06		5.39	5.45	—	—	—	—	—	30.39	21.85		1.16	1.00		1.00		0.29	2,613	123
05-31-12	24.15	0.07		0.77	0.84	0.05	—	—	0.05	—	24.94	3.49		1.32	1.00		1.00		0.30	1,188	151
05-31-11	18.19	0.11		5.85	5.96	—	—	—	—	—	24.15	32.77		1.33	1.00	†	1.00	†	0.65 †	1,109	90

Voya Large Cap Value Fund
Class A
05-31-15	12.81	0.18	•	0.86	1.04	0.21	1.44	—	1.65	—	12.20	8.62		1.20	1.15		1.15		1.41	523,033	80
05-31-14	12.19	0.15		1.69	1.84	0.17	1.05	—	1.22	—	12.81	16.28		1.16	1.14		1.14		1.21	206,215	149
05-31-13	9.88	0.17		2.62	2.79	0.18	0.30	—	0.48	—	12.19	29.02		1.15	1.14		1.14		1.55	57,211	123
05-31-12	10.44	0.23	•	(0.41)	(0.18)	0.21	0.17	—	0.38	—	9.88	(1.53)		1.21	1.15		1.15		2.30	32,435	84
05-31-11	8.53	0.20		1.91	2.11	0.18	0.02	—	0.20	—	10.44	25.07		1.20	1.14	†	1.14	†	2.18 †	11,331	46
Class B
05-31-15	12.75	0.10		0.84	0.94	0.11	1.44	—	1.55	—	12.14	7.75		1.95	1.90		1.90		0.81	5,249	80
05-31-14	12.13	0.04		1.71	1.75	0.08	1.05	—	1.13	—	12.75	15.49		1.91	1.89		1.89		0.45	6,030	149
05-31-13	9.83	0.09	•	2.60	2.69	0.09	0.30	—	0.39	—	12.13	28.06		1.90	1.89		1.89		0.82	589	123
05-31-12	10.40	0.16	•	(0.41)	(0.25)	0.15	0.17	—	0.32	—	9.83	(2.27)		1.96	1.90		1.90		1.58	567	84
05-31-11	8.51	0.13		1.90	2.03	0.12	0.02	—	0.14	—	10.40	24.01		1.95	1.89	†	1.89	†	1.44 †	295	46

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions									Ratios to average net assets						Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment from Distribution settlement/ affiliate		Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)		($)	(%)		(%)	(%)		(%)		(%)	($000’s)	(%)
Voya Large Cap Value Fund (continued)
Class C
05-31-15	12.77	0.10		0.83	0.93	0.10	1.44	—	1.54	—		12.16	7.72		1.95	1.90		1.90		0.79	98,547	80
05-31-14	12.15	0.04		1.71	1.75	0.08	1.05	—	1.13	—		12.77	15.50		1.91	1.89		1.89		0.45	95,789	149
05-31-13	9.85	0.08		2.62	2.70	0.10	0.30	—	0.40	—		12.15	28.11		1.90	1.89		1.89		0.80	22,862	123
05-31-12	10.43	0.15	•	(0.40)	(0.25)	0.16	0.17	—	0.33	—		9.85	(2.31)		1.96	1.90		1.90		1.55	12,095	84
05-31-11	8.54	0.11		1.92	2.03	0.12	0.02	—	0.14	—		10.43	23.98		1.95	1.89	†	1.89	†	1.40 †	3,697	46
Class I
05-31-15	13.58	0.25		0.91	1.16	0.27	1.44	—	1.71	—		13.03	9.00		0.83	0.79		0.79		1.87	268,092	80
05-31-14	12.84	0.20	•	1.80	2.00	0.21	1.05	—	1.26	—		13.58	16.76		0.81	0.79		0.79		1.55	219,822	149
05-31-13	10.38	0.22	•	2.75	2.97	0.21	0.30	—	0.51	—		12.84	29.44		0.82	0.80		0.80		1.90	277,638	123
05-31-12	10.95	0.28	•	(0.43)	(0.15)	0.25	0.17	—	0.42	—		10.38	(1.22)		0.87	0.80		0.80		2.69	177,157	84
05-31-11	8.95	0.23		2.00	2.23	0.21	0.02	—	0.23	—		10.95	25.22		0.88	0.82	†	0.82	†	2.51 †	102,577	46
Class O
05-31-15	12.80	0.16	•	0.88	1.04	0.22	1.44	—	1.66	—		12.18	8.56		1.20	1.15		1.15		1.32	30,169	80
05-31-14	12.18	0.15		1.69	1.84	0.17	1.05	—	1.22	—		12.80	16.32		1.16	1.14		1.14		1.20	6,780	149
01-28-13(4)–05-31-13	11.15	0.06	•	1.00	1.06	0.03	—	—	0.03	—		12.18	9.54		1.15	1.14		1.14		1.54	375	123
Class R
05-31-15	12.79	0.17		0.84	1.01	0.18	1.44	—	1.62	—		12.18	8.34		1.45	1.35		1.35		1.30	5,900	80
05-31-14	12.17	0.12	•	1.70	1.82	0.15	1.05	—	1.20	—		12.79	16.12		1.41	1.34		1.34		1.01	4,263	149
05-31-13	9.88	0.14		2.62	2.76	0.17	0.30	—	0.47	—		12.17	28.74		1.40	1.34		1.34		1.32	2,089	123
08-05-11(4)–05-31-12	9.19	0.16	•	0.85	1.01	0.15	0.17	—	0.32	—		9.88	11.22		1.46	1.39		1.39		2.02	87	84
Class R6
05-31-15	13.58	0.26		0.89	1.15	0.27	1.44	—	1.71	—		13.02	8.95		0.79	0.76		0.76		1.95	258,458	80
05-31-14	12.84	0.20	•	1.80	2.00	0.21	1.05	—	1.26	—		13.58	16.77		0.81	0.78		0.78		1.57	265,510	149
05-31-13(4)–05-31-13	12.84	0.00	*	0.00 *	0.00 *	—	—	—	—	—		12.84	0.00		0.79	0.78		0.78		1.92	3	123
Class W
05-31-15	13.54	0.24		0.89	1.13	0.24	1.44	—	1.68	—		12.99	8.82		0.95	0.90		0.90		1.79	51,315	80
05-31-14	12.81	0.19		1.79	1.98	0.20	1.05	—	1.25	—		13.54	16.62		0.91	0.89		0.89		1.46	46,143	149
05-31-13	10.36	0.19		2.76	2.95	0.20	0.30	—	0.50	—		12.81	29.32		0.90	0.89		0.89		1.79	35,301	123
05-31-12	10.93	0.26	•	(0.42)	(0.16)	0.24	0.17	—	0.41	—		10.36	(1.29)		0.96	0.90		0.90		2.53	6,345	84
05-31-11	8.93	0.19		2.04	2.23	0.21	0.02	—	0.23	—		10.93	25.25		0.95	0.89	†	0.89	†	2.37 †	64	46

Voya MidCap Opportunities Fund
Class A
05-31-15	23.89	(0.11)		3.34	3.23	—	3.07	—	3.07	—		24.05	14.56		1.33	1.32		1.32		(0.47)	367,273	102
05-31-14	22.89	(0.01)		3.26	3.25	—	2.25	—	2.25	—		23.89	14.50		1.34	1.32		1.32		(0.06)	429,055	92
05-31-13	19.35	(0.02)		4.11	4.09	—	0.55	—	0.55	—		22.89	21.54		1.33	1.33		1.33		(0.09)	395,343	81
05-31-12	21.14	(0.03)		(1.17)	(1.20)	—	0.59	—	0.59	0.00	*	19.35	(5.43	)(b)	1.37	1.35		1.35		(0.17)	292,698	89
05-31-11	15.25	0.01		5.88	5.89	—	—	—	—	—		21.14	38.62		1.38	1.34	†	1.34	†	0.09 †	288,383	70
Class B
05-31-15	20.61	(0.25	)•	2.84	2.59	—	3.07	—	3.07	—		20.13	13.71		2.08	2.07		2.07		(1.21)	3,113	102
05-31-14	20.17	(0.17	)•	2.86	2.69	—	2.25	—	2.25	—		20.61	13.63		2.09	2.07		2.07		(0.81)	4,272	92
05-31-13	17.24	(0.16	)•	3.64	3.48	—	0.55	—	0.55	—		20.17	20.63		2.08	2.08		2.08		(0.85)	5,515	81
05-31-12	19.05	(0.16	)•	(1.06)	(1.22)	—	0.59	—	0.59	0.00	*	17.24	(6.14	)(b)	2.12	2.10		2.10		(0.93)	6,245	89
05-31-11	13.84	(0.10	)•	5.31	5.21	—	—	—	—	—		19.05	37.64		2.13	2.09	†	2.09	†	(0.63)†	9,999	70
Class C
05-31-15	20.47	(0.25)		2.83	2.58	—	3.07	—	3.07	—		19.98	13.75		2.08	2.07		2.07		(1.22)	127,380	102
05-31-14	20.06	(0.16)		2.82	2.66	—	2.25	—	2.25	—		20.47	13.56		2.09	2.07		2.07		(0.80)	126,640	92
05-31-13	17.15	(0.15)		3.61	3.46	—	0.55	—	0.55	—		20.06	20.62		2.08	2.08		2.08		(0.85)	111,350	81
05-31-12	18.95	(0.16	)•	(1.05)	(1.21)	—	0.59	—	0.59	0.00	*	17.15	(6.11	)(b)	2.12	2.10		2.10		(0.92)	87,941	89
05-31-11	13.76	(0.09)		5.28	5.19	—	—	—	—	—		18.95	37.72		2.13	2.09	†	2.09	†	(0.65)†	84,997	70

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions										Ratios to average net assets						Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions	Payment from Distribution settlement/ affiliate		Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)	($)		($)	(%)		(%)	(%)		(%)		(%)	($000’s)	(%)
Voya MidCap Opportunities Fund (continued)
Class I
05-31-15	25.92	(0.03)		3.64	3.61	0.03		3.07	—	3.10	—		26.43	14.92		1.01	0.98		0.98		(0.13)	721,691	102
05-31-14	24.58	0.07		3.52	3.59	—		2.25	—	2.25	—		25.92	14.90		0.96	0.94		0.94		0.33	719,371	92
05-31-13	20.65	0.06		4.42	4.48	—		0.55	—	0.55	—		24.58	22.08		0.97	0.91		0.91		0.34	496,950	81
05-31-12	22.42	0.06	•	(1.24)	(1.18)	0.00	*	0.59	—	0.59	0.00	*	20.65	(5.01	)(b)	1.01	0.91		0.91		0.29	265,400	89
05-31-11	16.09	0.11	•	6.22	6.33	—		—	—	—	—		22.42	39.34		0.96	0.90	†	0.90	†	0.54 †	123,898	70
Class O
05-31-15	23.82	(0.11)		3.33	3.22	—		3.07	—	3.07	—		23.97	14.55		1.33	1.32		1.32		(0.48)	55,859	102
05-31-14	22.84	(0.01)		3.24	3.23	—		2.25	—	2.25	—		23.82	14.44		1.34	1.32		1.32		(0.05)	53,615	92
05-31-13	19.31	(0.02)		4.10	4.08	—		0.55	—	0.55	—		22.84	21.54		1.33	1.33		1.33		(0.09)	47,704	81
05-31-12	21.10	(0.03)		(1.17)	(1.20)	—		0.59	—	0.59	0.00	*	19.31	(5.44	)(b)	1.37	1.35		1.35		(0.17)	41,517	89
05-31-11	15.21	0.02		5.87	5.89	—		—	—	—	—		21.10	38.72		1.38	1.34	†	1.34	†	0.11 †	45,434	70
Class R
05-31-15	23.71	(0.18	)•	3.32	3.14	0.00	*	3.07	—	3.07	—		23.78	14.28		1.58	1.57		1.57		(0.74)	2,329	102
05-31-14	22.79	(0.05	)•	3.22	3.17	—		2.25	—	2.25	—		23.71	14.19		1.59	1.57		1.57		(0.22)	1,770	92
05-31-13	19.31	(0.08	)•	4.11	4.03	—		0.55	—	0.55	—		22.79	21.27		1.58	1.58		1.58		(0.35)	654	81
08-05-11(4)–05-31-12	17.95	(0.07	)•	2.02	1.95	—		0.59	—	0.59	0.00	*	19.31	11.15	(b)	1.62	1.60		1.60		(0.45)	14	89
Class R6
05-31-15	25.94	(0.04	)•	3.69	3.65	0.04		3.07	—	3.11	—		26.48	15.06		0.90	0.88		0.88		(0.14)	114,033	102
05-31-14	24.58	0.10	•	3.51	3.61	—		2.25	—	2.25	—		25.94	14.98		0.90	0.88		0.88		0.40	24,448	92
05-31-13(4)–05-31-13	24.58	0.00	*	0.00 *	0.00 *	—		—	—	—	—		24.58	0.00		0.88	0.88		0.88		0.37	3	81
Class W
05-31-15	25.71	(0.06)		3.62	3.56	0.02		3.07	—	3.09	—		26.18	14.81		1.08	1.07		1.07		(0.22)	97,355	102
05-31-14	24.42	0.06		3.48	3.54	—		2.25	—	2.25	—		25.71	14.78		1.09	1.07		1.07		0.23	106,496	92
05-31-13	20.56	0.03		4.38	4.41	—		0.55	—	0.55	—		24.42	21.83		1.08	1.08		1.08		0.16	97,680	81
05-31-12	22.37	0.01		(1.23)	(1.22)	0.00	*	0.59	—	0.59	0.00	*	20.56	(5.20	)(b)	1.12	1.10		1.10		0.08	55,387	89
05-31-11	16.09	0.05		6.23	6.28	—		—	—	—	—		22.37	39.03		1.13	1.09	†	1.09	†	0.34 †	26,533	70

Voya Multi-Manager Mid Cap Value Fund
Class I
05-31-15	14.64	0.14	•	0.98	1.12	0.17		2.54	—	2.71	—		13.05	9.00		0.85	0.83		0.83		1.03	215,135	61
05-31-14	14.14	0.10		3.01	3.11	0.08		2.53	—	2.61	—		14.64	24.03		0.87	0.87		0.86		0.66	331,340	141
05-31-13	12.30	0.12		3.40	3.52	0.12		1.56	—	1.68	—		14.14	30.87		0.87	0.88		0.86		0.87	293,575	111
10-03-11(4)–05-31-12	10.00	0.06		2.52	2.58	0.03		0.25	—	0.28	—		12.30	26.07		0.92	0.90		0.87		0.84	227,880	88

Voya Real Estate Fund
Class A
05-31-15	18.65	0.22		1.52	1.74	0.26		0.87	0.01	1.14	—		19.25	9.36		1.28	1.28		1.28		1.14	225,232	38
05-31-14	17.23	0.18		1.61	1.79	0.37		—	—	0.37	—		18.65	10.65		1.29	1.29		1.29		1.03	266,445	45
05-31-13	15.45	0.16	•	1.95	2.11	0.33		—	—	0.33	—		17.23	13.78		1.22	1.22		1.22		0.99	214,477	40
05-31-12	15.23	0.14		0.39	0.53	0.31		—	—	0.31	—		15.45	3.66		1.20	1.20		1.20		0.88	177,041	36
05-31-11	11.91	0.09	•	3.50	3.59	0.27		—	—	0.27	—		15.23	30.67		1.21	1.22	†	1.22	†	0.71 †	152,777	43
Class B
05-31-15	18.72	0.07		1.53	1.60	0.09		0.87	0.01	0.97	—		19.35	8.51		2.03	2.03		2.03		0.42	478	38
05-31-14	17.30	0.05	•	1.62	1.67	0.25		—	—	0.25	—		18.72	9.79		2.04	2.04		2.04		0.30	684	45
05-31-13	15.51	0.04	•	1.95	1.99	0.20		—	—	0.20	—		17.30	12.92		1.97	1.97		1.97		0.25	934	40
05-31-12	15.28	0.02	•	0.40	0.42	0.19		—	—	0.19	—		15.51	2.87		1.95	1.95		1.95		0.11	1,007	36
05-31-11	11.94	(0.01	)•	3.52	3.51	0.17		—	—	0.17	—		15.28	29.71		1.96	1.97	†	1.97	†	(0.04)†	1,404	43

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets						Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment from Distribution settlement/ affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)		(%)		(%)	($000’s)	(%)
Voya Real Estate Fund (continued)
Class C
05-31-15	19.54	0.06		1.53	1.59	0.11	0.87	0.01	0.99	—	20.14	8.13		2.03	2.03		2.03		0.25	31,612	38
05-31-14	18.03	0.04		1.70	1.74	0.23	—	—	0.23	—	19.54	9.81		2.04	2.04		2.04		0.27	27,095	45
05-31-13	16.16	0.04	•	2.04	2.08	0.21	—	—	0.21	—	18.03	12.92		1.97	1.97		1.97		0.24	25,680	40
05-31-12	15.92	0.02	•	0.41	0.43	0.19	—	—	0.19	—	16.16	2.85		1.95	1.95		1.95		0.14	17,615	36
05-31-11	12.44	(0.01	)•	3.67	3.66	0.18	—	—	0.18	—	15.92	29.72		1.96	1.97	†	1.97	†	(0.07)†	14,016	43
Class I
05-31-15	20.06	0.28		1.54	1.82	0.33	0.87	0.01	1.21	—	20.67	9.12		0.91	0.91		0.91		1.30	1,046,021	38
05-31-14	18.50	0.26	•	1.73	1.99	0.43	—	—	0.43	—	20.06	11.04		0.91	0.91		0.91		1.41	862,733	45
05-31-13	16.56	0.24	•	2.09	2.33	0.39	—	—	0.39	—	18.50	14.19		0.89	0.89		0.89		1.32	809,016	40
05-31-12	16.31	0.20		0.40	0.60	0.35	—	—	0.35	—	16.56	3.89		0.90	0.90		0.90		1.17	654,590	36
05-31-11	12.73	0.15	•	3.75	3.90	0.32	—	—	0.32	—	16.31	31.14		0.86	0.87	†	0.87	†	1.06 †	551,630	43
Class O
05-31-15	18.63	0.23		1.51	1.74	0.27	0.87	0.01	1.15	—	19.22	9.34		1.28	1.28		1.28		1.15	37,484	38
05-31-14	17.21	0.17	•	1.61	1.78	0.36	—	—	0.36	—	18.63	10.62		1.29	1.29		1.29		1.03	37,173	45
05-31-13	15.43	0.16		1.95	2.11	0.33	—	—	0.33	—	17.21	13.80		1.22	1.22		1.22		0.99	36,794	40
05-31-12	15.21	0.12		0.40	0.52	0.30	—	—	0.30	—	15.43	3.65		1.20	1.20		1.20		0.88	34,055	36
05-31-11	11.89	0.09		3.50	3.59	0.27	—	—	0.27	—	15.21	30.70		1.21	1.22	†	1.22	†	0.71 †	35,419	43
Class R
05-31-15	18.59	0.17	•	1.53	1.70	0.22	0.87	0.01	1.10	—	19.19	9.13		1.53	1.53		1.53		0.84	2,801	38
05-31-14	17.19	0.14	•	1.61	1.75	0.35	—	—	0.35	—	18.59	10.40		1.54	1.54		1.54		0.82	1,408	45
05-31-13	15.43	0.11	•	1.96	2.07	0.31	—	—	0.31	—	17.19	13.51		1.47	1.47		1.47		0.64	719	40
08-05-11(4)–05-31-12	13.11	0.01	•	2.53	2.54	0.22	—	—	0.22	—	15.43	19.61		1.45	1.45		1.45		0.09	104	36
Class R6
07-03-14(4)–05-31-15	20.11	0.17	•	1.49	1.66	0.29	0.80	0.01	1.10	—	20.67	8.21		0.88	0.86		0.86		0.86	13,575	38
Class W
05-31-15	22.60	0.21	•	1.59	1.80	0.30	0.87	0.01	1.18	—	23.22	7.96		1.03	1.03		1.03		0.90	82,384	38
05-31-14	20.79	0.26	•	1.96	2.22	0.41	—	—	0.41	—	22.60	10.91		1.04	1.04		1.04		1.29	165,769	45
05-31-13	18.56	0.24	•	2.36	2.60	0.37	—	—	0.37	—	20.79	14.11		0.97	0.97		0.97		1.22	175,318	40
05-31-12	18.23	0.20	•	0.47	0.67	0.34	—	—	0.34	—	18.56	3.87		0.95	0.95		0.95		1.13	99,962	36
05-31-11	14.19	0.15	•	4.19	4.34	0.30	—	—	0.30	—	18.23	31.07		0.96	0.97	†	0.97	†	0.92 †	34,534	43

Voya SmallCap Opportunities Fund
Class A
05-31-15	54.80	(0.33	)•	7.81	7.48	—	4.09	—	4.09	—	58.19	14.24		1.40	1.40		1.40		(0.59)	173,844	35
05-31-14	50.19	(0.36	)•	8.05	7.69	—	3.08	—	3.08	—	54.80	15.36		1.41	1.41		1.41		(0.66)	150,897	31
05-31-13	40.08	(0.24)		11.07	10.83	—	0.72	—	0.72	—	50.19	27.36		1.53	1.50		1.50		(0.57)	90,931	45
05-31-12	42.28	(0.33)		(1.95)	(2.28)	—	—	—	—	0.08	40.08	(5.20	)(c)	1.60	1.50		1.50		(0.79)	65,652	72
05-31-11	31.17	(0.28	)•	11.39	11.11	—	—	—	—	—	42.28	35.64		1.58	1.50	†	1.50	†	(0.80)†	81,526	85
Class B
05-31-15	46.32	(0.63	)•	6.51	5.88	—	4.09	—	4.09	—	48.11	13.35		2.15	2.15		2.15		(1.33)	446	35
05-31-14	43.15	(0.67	)•	6.92	6.25	—	3.08	—	3.08	—	46.32	14.50		2.16	2.16		2.16		(1.42)	820	31
05-31-13	34.81	(0.50	)•	9.56	9.06	—	0.72	—	0.72	—	43.15	26.41		2.28	2.25		2.25		(1.30)	1,121	45
05-31-12	37.00	(0.52	)•	(1.74)	(2.26)	—	—	—	—	0.07	34.81	(5.92	)(c)	2.35	2.25		2.25		(1.54)	1,420	72
05-31-11	27.48	(0.48	)•	10.00	9.52	—	—	—	—	—	37.00	34.64		2.33	2.25	†	2.25	†	(1.55)†	2,577	85
Class C
05-31-15	46.22	(0.63	)•	6.51	5.88	—	4.09	—	4.09	—	48.01	13.38		2.15	2.15		2.15		(1.34)	51,696	35
05-31-14	43.06	(0.66	)•	6.90	6.24	—	3.08	—	3.08	—	46.22	14.51		2.16	2.16		2.16		(1.40)	43,118	31
05-31-13	34.74	(0.51	)•	9.55	9.04	—	0.72	—	0.72	—	43.06	26.41		2.28	2.25		2.25		(1.32)	26,925	45
05-31-12	36.93	(0.52	)•	(1.74)	(2.26)	—	—	—	—	0.07	34.74	(5.93	)(c)	2.35	2.25		2.25		(1.54)	21,337	72
05-31-11	27.43	(0.48	)•	9.98	9.50	—	—	—	—	—	36.93	34.63		2.33	2.25	†	2.25	†	(1.54)†	25,210	85

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets						Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment from Distribution settlement/ affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)		(%)		(%)	($000’s)	(%)
Voya SmallCap Opportunities Fund (continued)
Class I
05-31-15	58.07	(0.17	)•	8.31	8.14	—	4.09	—	4.09	—	62.12	14.58		1.10	1.10		1.10		(0.29)	364,320	35
05-31-14	52.86	(0.20	)•	8.49	8.29	—	3.08	—	3.08	—	58.07	15.72		1.17	1.10		1.10		(0.34)	300,880	31
05-31-13	42.02	(0.06)		11.62	11.56	—	0.72	—	0.72	—	52.86	27.84		1.30	1.10		1.10		(0.17)	156,543	45
05-31-12	44.15	(0.17	)•	(2.04)	(2.21)	—	—	—	—	0.08	42.02	(4.82	)(c)	1.32	1.10		1.10		(0.40)	83,733	72
05-31-11	32.40	(0.13	)•	11.88	11.75	—	—	—	—	—	44.15	36.27		1.16	1.08	†	1.08	†	(0.33)†	28,813	85
Class R
05-31-15	54.36	(0.47	)•	7.74	7.27	—	4.09	—	4.09	—	57.54	13.96		1.65	1.65		1.65		(0.85)	2,682	35
05-31-14	49.93	(0.48	)•	7.99	7.51	—	3.08	—	3.08	—	54.36	15.07		1.66	1.66		1.66		(0.87)	908	31
05-31-13	39.97	(0.30	)•	10.98	10.68	—	0.72	—	0.72	—	49.93	27.06		1.78	1.75		1.75		(0.65)	137	45
08-05-11(4)–05-31-12	35.38	(0.33	)•	4.84	4.51	—	—	—	—	0.08	39.97	12.97	(c)	1.85	1.75		1.75		(1.03)	3	72
Class R6
05-31-15	58.11	(0.12	)•	8.34	8.22	—	4.09	—	4.09	—	62.24	14.72		0.98	0.98		0.98		(0.20)	114,541	35
05-31-14	52.86	(0.16	)•	8.49	8.33	—	3.08	—	3.08	—	58.11	15.80		1.02	1.02		1.02		(0.28)	14,096	31
05-31-13(4)–05-31-13	52.86	0.00	*	0.00 *	0.00 *	—	—	—	—	—	52.86	0.00		1.08	1.05		1.05		(0.12)	3	45
Class W
05-31-15	57.53	(0.20	)•	8.23	8.03	—	4.09	—	4.09	—	61.47	14.53		1.15	1.15		1.15		(0.34)	49,586	35
05-31-14	52.42	(0.23	)•	8.42	8.19	—	3.08	—	3.08	—	57.53	15.67		1.16	1.16		1.16		(0.40)	33,331	31
05-31-13	41.73	(0.10	)•	11.51	11.41	—	0.72	—	0.72	—	52.42	27.67		1.28	1.25		1.25		(0.22)	14,910	45
05-31-12	43.91	(0.22	)•	(2.04)	(2.26)	—	—	—	—	0.08	41.73	(4.96	)(c)	1.35	1.25		1.25		(0.53)	3,738	72
05-31-11	32.29	(0.15)		11.77	11.62	—	—	—	—	—	43.91	35.99		1.33	1.25	†	1.25	†	(0.51)†	1,116	85

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

(a)	Excluding a distribution payment from settlement of a regulatory matter during the year ended May 31, 2014, total return for Growth Opportunities would have been 18.91%, 18.17%, 18.18%, 19.39% and 19.33% on Classes A, B, C, I and W, respectively.

(b)	Excluding a payment from distribution settlement in the fiscal year ended May 31, 2012, MidCap Opportunities total return would have been (5.44)%, (6.16)%, (6.13)%, (5.02)%, (5.45)%, 11.13% and (5.22)% on Classes A, B, C, I, O, R and W, respectively.

(c)	Excluding a payment from distribution settlement in the fiscal year ended May 31, 2012, SmallCap Opportunities total return would have been (5.38)%, (6.08)%, (6.09)%, (5.01)%, 12.75% and (5.16)% on Classes A, B, C, I, R and W, respectively.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

**	Amount is less than $500.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2015

NOTE 1 — ORGANIZATION

Voya Equity Trust (the “Trust”) is a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. The Trust was organized on June 12, 1998 and consists of six separate active investment series (each, a “Fund” and collectively, the “Funds”): Voya Growth Opportunities Fund (“Growth Opportunities”), Voya Large Cap Value Fund (“Large Cap Value”), Voya MidCap Opportunities Fund (“MidCap Opportunities”), Voya Multi-Manager Mid Cap Value Fund (“Multi-Manager Mid Cap Value”), Voya Real Estate Fund (“Real Estate”), and Voya SmallCap Opportunities Fund (“SmallCap Opportunities”). Each Fund (except Real Estate) is a diversified series of the Trust. Real Estate is a non-diversified series of the Trust.

Each Fund offers at least one or more of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R, Class R6, and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees (if any), shareholder servicing fees (if any) and transfer agency fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.

Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investments oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Voya Investments has engaged Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, to serve as sub-adviser to certain of the Funds. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. The net asset value (“NAV”) per share for each class of each Fund is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) each day on which the NYSE is open for trading. The Funds are open for business every day the NYSE is open. Fund shares will not be priced on days when the NYSE is closed. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the normal trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the mean of the closing bid and ask price on that day. Bank loans are valued at the average of the averages between the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2015 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

When a market quotation is not readily available or is deemed unreliable, a Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (b) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (c) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (d) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (e) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (f) Forward foreign currency contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (g) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which a Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and the close of the NYSE. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine a Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in a Fund.

Each investment asset or liability of a Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Fund’s investments under these levels of classification is included following the Summary Portfolios of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Funds’ Investment Adviser. Prior to May 1, 2015, the Pricing Committee was established by the Funds’ administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available,

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2015 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Fund had a significant amount of Level 3 investments.

For the year ended May 31, 2015, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method and included in interest income.

Real Estate estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If Real Estate no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

C.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.

Any foreign currency amounts are translated into U.S. dollars on the following basis:

1.	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

2.	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2015 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

risks are even greater with respect to securities of issuers in emerging markets.

D.  Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund declares and pays dividends, if any, as follows:

Annually	Quarterly
Growth Opportunities	Large Cap Value
MidCap Opportunities	Real Estate
Multi-Manager Mid Cap Value
SmallCap Opportunities

Each Fund distributes capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

E.  Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.

F.  Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33-1/3% of its total assets (except Growth Opportunities which may temporarily lend up to 30% of its total assets) to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral. Each Fund bears the risk of loss with respect to the investment of collateral with the following exception: The Bank of New York Mellon (“BNY”) provides each Fund indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

H.  Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

I.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended May 31, 2015, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Growth Opportunities	$79,509,400	$95,551,286
Large Cap Value	739,601,762	836,590,176
MidCap Opportunities	1,465,337,484	1,652,264,182
Multi-Manager Mid Cap Value	181,331,723	320,533,331
Real Estate	554,271,451	556,351,316
SmallCap Opportunities	332,664,868	223,972,985

NOTE 4 — INVESTMENT MANAGEMENT FEES

Prior to May 1, 2015, the Funds had entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Management Agreement compensated the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates. Amounts paid to

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2015 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

the Investment Adviser through April 30, 2015 are reflected as investment management fees on the accompanying Statements of Operations.

As a Percentage of Average Daily Net Assets
Growth Opportunities	0.70% on first $500 million; 0.675% on next $500 million; and 0.65% in excess of $1 billion
Large Cap Value(1)	0.65% on the first $1 billion; 0.625% on the next $1 billion; 0.60% on the next $1 billion; 0.575% on the next $1 billion; and 0.55% thereafter
MidCap Opportunities(2)	0.75% on the first $1 billion; 0.70% on the next $500 million; 0.65% on the next $500 million; and 0.60% thereafter
Multi-Manager Mid Cap Value	0.70% on all assets
Real Estate	0.70% on all assets
SmallCap Opportunities	0.90% on first $250 million; 0.80% on next $250 million; and 0.75% in excess of $500 million

(1)	Effective close of business on March 6, 2015, advisory fee breakpoints were incorporated.

(2)	Effective January 1, 2015, advisory fee breakpoints were incorporated.

Also, prior to May 1, 2015, the Funds had entered into an administrative agreement (“Administrative Agreement”) with Voya Funds Services, LLC (the “Administrator”), a Delaware limited liability company. The Administrator provided certain administrative and shareholder services necessary for Fund operations and was responsible for the supervision of other service providers. For its services, the Administrator was entitled to receive from each Fund a fee at an annual rate of 0.10% of its average daily net assets. Amounts paid to the Administrator through April 30, 2015 are reflected as administrative service fees on the accompanying Statements of Operations.

Effective May 1, 2015, the terms of the Funds’ Management Agreement and Administrative Agreement were combined under a single Amended and Restated Investment Management Agreement with a single management fee. The single management fee rate under the Funds’ Amended and Restated Investment Management Agreement does not exceed the former combined investment management and administrative services fee rates for the Funds and there is no change to the investment management or administrative services provided.

The Amended and Restated Investment Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates. Single management fee amounts paid to the Investment Adviser from May 1, 2015 through May 31, 2015 are reflected as investment management fees on the accompanying Statements of Operations.

As a Percentage of Average Daily Net Assets
Growth Opportunities	0.80% on first $500 million; 0.775% on next $500 million; and 0.75% thereafter
Large Cap Value	0.75% on the first $1 billion; 0.725% on the next $1 billion; 0.70% on the next $1 billion; 0.675% on the next $1 billion; and 0.65% thereafter
MidCap Opportunities	0.85% on the first $1 billion; 0.80% on the next $500 million; 0.75% on the next $500 million; and 0.70% thereafter
Multi-Manager Mid Cap Value	0.80% on all assets
Real Estate	0.80% on all assets
SmallCap Opportunities	1.00% on first $250 million; 0.90% on next $250 million; and 0.85% thereafter

The Investment Adviser has contractually agreed to waive a portion of the management fee for Multi-Manager Mid Cap Value. The waiver is calculated as 50% of the difference between the former sub-advisory fee rate minus the new sub-advisory fee rate. This agreement will renew if the Investment Adviser elects to renew it. Termination or modification of this obligation requires approval by the Board. For the year ended May 31, 2015, the Investment Adviser waived $66,662 in management fees for Multi-Manager Mid Cap Value.

Each Fund has entered into a sub-advisory agreement with each sub-adviser. These sub-advisers provide investment advice for the various Funds and are paid by the Investment Adviser based on the average daily net assets of the respective Funds. Subject to such policies as the Board or Investment Adviser may determine, each sub-adviser manages each respective Fund’s assets in accordance with that Fund’s investment objectives, polices, and limitations. The sub-adviser of each Fund is as follows (*denotes a related party sub-adviser):

Fund	Sub-Adviser
Growth Opportunities	Voya Investment Management Co. LLC*
Large Cap Value	Voya Investment Management Co. LLC*
MidCap Opportunities	Voya Investment Management Co. LLC*
Multi-Manager Mid Cap Value(1)	Hahn Capital Management, LLC, LSV Asset Management and Wellington Management Company LLP
Real Estate	CBRE Clarion Securities LLC
SmallCap Opportunities	Voya Investment Management Co. LLC*

(1)	Prior to the close of business on November 14, 2014, RBC Global Asset Management (U.S.) Inc. was also a sub-adviser to the Fund. Effective December 1, 2014, Hahn Capital Management, LLC (“Hahn”) was added as a sub-adviser.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2015 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to reimburse or compensate expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares, with the exception of Class I, Class R6, and Class W, the Funds pays the Distributor Distribution Fees and/or Service Fees based on average daily net assets at the following rates:

	Class A	Classes B and C	Class O	Class R
Growth Opportunities	0.35%	1.00%	N/A	0.50%
Large Cap Value	0.25%	1.00%	0.25%	0.50	%(1)
MidCap Opportunities	0.25%	1.00%	0.25%	0.50%
Real Estate	0.25%	1.00%	0.25%	0.50%
SmallCap Opportunities	0.25%	1.00%	N/A	0.50%

(1)	The Distributor has agreed to waive 0.05% of the distribution fee through October 1, 2016. Termination or modification of this obligation requires approval by the Board.

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended May 31, 2015, the Distributor retained the following amounts in sales charges from the following Funds:

	Class A	Class C
Initial Sales Charges:
Growth Opportunities	$8,104	$—
Large Cap Value	18,276	—
MidCap Opportunities	26,238	—
Real Estate	27,541	—
SmallCap Opportunities	17,932	—

Contingent Deferred Sales Charges:
Growth Opportunities	$—	$311
Large Cap Value	39	255
MidCap Opportunities	6,973	306
Real Estate	1,411	894
SmallCap Opportunities	8	527

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At May 31, 2015, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Funds:

Subsidiary/Affiliated Investment Company	Fund	Percentage
Voya Institutional Trust Company	Real Estate	6.57%
Voya Retirement Insurance and Annuity Company	Real Estate	5.56
Voya Solution 2025 Portfolio	Multi-Manager
	Mid Cap Value	18.62
Voya Solution 2035 Portfolio	Multi-Manager
	Mid Cap Value	17.20
Voya Solution 2045 Portfolio	Multi-Manager
	Mid Cap Value	18.81

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates to include companies that are under common control. Therefore, if certain Funds have a common owner that owns over 25% of the outstanding securities of the Funds, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

The Investment Adviser may direct the Funds’ portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture in the accompanying Statements of Operations.

The Funds have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees, as described in the Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2015 (CONTINUED)

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At May 31. 2015, the below Funds had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Fund	Accrued Expenses	Amount
Growth Opportunities	Transfer Agent	$67,205
MidCap Opportunities	Transfer Agent	575,766
Real Estate	Transfer Agent	422,843

NOTE 8 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:

	Class A	Class B	Class C	Class I	Class O	Class R	Class R6	Class W
Growth Opportunities	1.40%	2.05%	2.05%	1.05%	N/A	1.55%	N/A	1.05%
Large Cap Value	1.25%	2.00%	2.00%	1.00%	1.25%	1.50%	0.78%	1.00%
MidCap Opportunities	1.35%	2.10%	2.10%	0.98%	1.35%	1.60%	0.88%	1.10%
Multi-Manager Mid Cap Value	N/A	N/A	N/A	0.90%	N/A	N/A	N/A	N/A
Real Estate	1.35%	2.10%	2.10%	1.00%	1.35%	1.60%	0.86%	1.10%
SmallCap Opportunities(1)	1.50%	2.25%	2.25%	1.15%	N/A	1.75%	1.05%	1.25%

(1)	Prior to October 1, 2014, the expense limit was 1.10% for Class I.

Pursuant to side letter agreements, through October 1, 2015 (except for Large Cap Value, which is through October 1, 2016), the Investment Adviser has further lowered the expense limits for the following Funds. If the Investment Adviser elects not to renew a side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that these side letter agreements will continue. Each side letter agreement will renew if the Investment Adviser elects to renew it. Termination or modification of these obligations requires approval by the Board.

	Class A	Class B	Class C	Class I	Class O	Class R	Class R6	Class W
Growth Opportunities	1.30%	1.95%	1.95%	0.95%	N/A	1.45%	N/A	0.95%
Large Cap Value(1)	1.10%	1.85%	1.85%	0.76%	1.10%	1.35%	0.74%	0.85%

(1)	Prior to the close of business on March 6, 2015, the side letter agreement expense limits for Large Cap Value were 1.20%, 1.95%, 1.95%, 0.80%, 1.20%, 1.45%, 0.78% and 0.95% for Class A, Class B, Class C, Class I, Class O, Class R, Class R6 and Class W, respectively.

The Investment Adviser may at a later date recoup from a Fund for management and/or class specific fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.

At May 31, 2015, the cumulative amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	May 31,
	2016	2017	2018	Total
Growth Opportunities	$11,716	$—	$—	$11,716
Large Cap Value	45,979	173,035	270,924	489,938
MidCap Opportunities	—	183,610	161,507	345,117

In addition to the above waived or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of May 31, 2015, are as follows:

	May 31,
	2016	2017	2018	Total
Growth Opportunities
Class A	$84,428	$120,161	$125,783	$330,372
Class B	3,136	2,615	1,910	7,661
Class C	26,762	41,323	49,324	117,409
Class R	—	—	8	8
Class W	2,827	3,947	6,889	13,663
Large Cap Value
Class A	—	—	52,122	52,122
Class B	—	—	683	683
Class C	—	—	12,475	12,475
Class I	15,727	14,199	26,393	56,319
Class O	—	—	2,820	2,820
Class R	—	—	34	34
Class R6	—	9,793	701	10,494
Class W	—	—	6,483	6,483
MidCap Opportunities
Class I	—	—	86,287	86,287
Class R6	—	605	2,986	3,591
Real Estate
Class R6	—	—	716	716
SmallCap Opportunities
Class I	—	120,796	16,037	136,833

The expense limitation agreements are contractual through October 1, 2015 (except for Large Cap Value, which is through October 1, 2016) and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.

NOTE 9 — LINE OF CREDIT

Each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2015 (CONTINUED)

NOTE 9 — LINE OF CREDIT (continued)

committed revolving line of credit agreement (the “Credit Agreement”) with BNY for an aggregate amount of $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; and (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 22, 2015, the funds to which the Credit Agreement is available paid a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Funds utilized the line of credit during the year ended May 31, 2015:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Growth Opportunities	3	$732,333	1.12%
Large Cap Value	9	2,736,111	1.12
MidCap Opportunities	6	1,230,000	1.12
Multi-Manager Mid Cap Value	4	3,250,500	1.10
Real Estate	4	3,663,000	1.12

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Payment from distribution settlement/affiliate (Note 15)	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Growth Opportunities
Class A
5/31/2015	216,124	—	209,039	(583,894)	(158,731)	7,118,495	—	—	6,442,593	(19,367,372)	(5,806,284)
5/31/2014	336,411	—	113,175	(526,292)	(76,706)	10,291,770	24,066	—	3,424,536	(16,240,643)	(2,500,271)
Class B
5/31/2015	250	—	4,197	(20,958)	(16,511)	7,039	—	—	115,801	(622,927)	(500,087)
5/31/2014	656	—	3,059	(24,189)	(20,474)	18,370	438	—	84,449	(675,442)	(572,185)
Class C
5/31/2015	147,769	—	85,518	(160,424)	72,863	4,351,194	—	—	2,350,828	(4,765,894)	1,936,128
5/31/2014	149,313	—	40,676	(108,716)	81,273	4,176,460	8,692	—	1,119,816	(3,062,952)	2,242,016
Class I
5/31/2015	306,603	—	70,367	(343,236)	33,734	10,939,472	—	—	2,350,269	(12,213,392)	1,076,349
5/31/2014	263,808	—	32,628	(457,324)	(160,888)	8,610,200	8,879	—	1,056,800	(14,768,401)	(5,092,522)
Class R
5/31/2015	418	—	10	—	428	15,000	—	—	332	—	15,332
5/30/2014-5/31/2014	—	—	—	—	—	35	—	—	—	—	35
Class W
5/31/2015	97,183	—	11,406	(30,252)	78,337	3,382,182	—	—	373,212	(1,055,490)	2,699,904
5/31/2014	22,881	—	4,050	(49,200)	(22,269)	739,450	749	—	128,872	(1,576,571)	(707,500)

Large Cap Value
Class A
5/31/2015	1,446,228	30,018,020	1,730,967	(6,406,998)	26,788,217	18,243,939	—	358,055,682	21,182,824	(81,561,860)	315,920,585
5/31/2014	4,138,584	10,754,027	804,464	(4,297,515)	11,399,560	50,035,989	—	126,629,016	9,584,706	(52,155,124)	134,094,587
Class B
5/31/2015	2,926	131,924	44,205	(219,625)	(40,570)	38,203	—	1,566,597	537,745	(2,768,447)	(625,902)
5/31/2014	8,925	502,733	15,834	(103,209)	424,283	106,321	—	5,900,154	188,761	(1,250,247)	4,944,989
Class C
5/31/2015	400,245	1,033,337	733,348	(1,566,860)	600,070	4,990,819	—	12,283,450	8,926,615	(19,737,952)	6,462,932
5/31/2014	1,309,985	5,483,282	283,099	(1,454,765)	5,621,601	15,775,848	—	64,422,783	3,355,267	(17,688,206)	65,865,692
Class I
5/31/2015	5,595,671	2,315,163	2,138,405	(5,656,511)	4,392,728	76,259,961	—	29,485,237	27,903,148	(75,410,537)	58,237,809
5/31/2014	5,222,773	2,105,744	1,235,820	(13,995,358)	(5,431,021)	67,202,908	—	26,214,088	15,469,475	(180,769,692)	(71,883,221)
Class O
5/31/2015	165,678	1,953,513	116	(172,664)	1,946,643	2,062,338	—	23,279,734	1,394	(2,158,982)	23,184,484
5/31/2014	141,585	426,865	29	(69,769)	498,710	1,721,142	—	5,023,352	340	(853,253)	5,891,581
Class R
5/31/2015	180,331	340	44,216	(73,859)	151,028	2,344,332	—	4,054	539,606	(934,837)	1,953,155
5/31/2014	232,455	—	23,961	(94,777)	161,639	2,823,572	—	—	282,001	(1,167,654)	1,937,919
Class R6
5/31/2015	5,887,323	8,615	2,351,289	(7,955,674)	291,553	78,785,000	—	109,648	30,682,683	(107,880,636)	1,696,695
5/31/2014	24,875,607	—	1,772,609	(7,090,910)	19,557,306	321,717,857	—	—	22,116,237	(90,370,777)	253,463,317
Class W
5/31/2015	803,434	92,400	478,948	(832,935)	541,847	10,847,456	—	1,173,285	6,232,360	(11,078,545)	7,174,556
5/31/2014	762,485	545,161	314,143	(970,366)	651,423	9,745,854	—	6,769,375	3,918,146	(12,381,984)	8,051,391

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2015 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Payment from distribution settlement/affiliate (Note 15)	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)	($)
MidCap Opportunities
Class A
5/31/2015	2,102,534	—	1,663,115	(6,454,241)	(2,688,592)	49,997,198	—	—	37,020,949	(155,893,218)	(68,875,071)
5/31/2014	4,223,386	—	1,432,347	(4,962,002)	693,731	101,103,911	—	—	33,187,482	(118,853,556)	15,437,837
Class B
5/31/2015	8,417	—	20,435	(81,540)	(52,688)	160,041	—	—	382,128	(1,666,783)	(1,124,614)
5/31/2014	9,283	—	19,794	(95,127)	(66,050)	190,704	—	—	397,061	(1,979,057)	(1,391,292)
Class C
5/31/2015	725,322	—	717,210	(1,253,266)	189,266	14,321,123	—	—	13,311,414	(25,310,018)	2,322,519
5/31/2014	1,317,649	—	461,369	(1,145,667)	633,351	27,444,505	—	—	9,195,084	(23,334,763)	13,304,826
Class I
5/31/2015	8,059,437	—	2,783,327	(11,291,171)	(448,407)	210,647,174	—	—	67,996,677	(295,738,685)	(17,094,834)
5/31/2014	12,628,882	—	1,730,674	(6,824,475)	7,535,081	327,636,581	—	—	43,439,921	(175,994,451)	195,082,051
Class O
5/31/2015	419,265	—	9,607	(349,423)	79,449	9,709,402	—	—	213,184	(8,378,579)	1,544,007
5/31/2014	408,444	—	6,710	(253,297)	161,857	9,690,545	—	—	155,074	(6,061,331)	3,784,288
Class R
5/31/2015	43,692	—	9,964	(30,332)	23,324	1,049,905	—	—	219,599	(723,970)	545,534
5/31/2014	46,287	—	3,874	(4,208)	45,953	1,109,290	—	—	89,216	(98,422)	1,100,084
Class R6
5/31/2015	5,492,351	—	189,191	(2,317,684)	3,363,858	144,653,512	—	—	4,627,623	(60,740,964)	88,540,171
5/31/2014	975,175	—	46,671	(79,454)	942,392	24,496,816	—	—	1,171,907	(2,048,119)	23,620,604
Class W
5/31/2015	1,630,636	—	467,393	(2,521,937)	(423,908)	42,504,792		—	11,315,572	(64,442,535)	(10,622,171)
5/31/2014	1,757,823	—	393,205	(2,007,558)	143,470	45,067,616	—	—	9,794,743	(51,629,787)	3,232,572

Multi-Manager Mid Cap Value
Class I
5/31/2015	2,962,378	—	4,418,721	(13,530,134)	(6,149,035)	40,245,138	—	—	53,775,831	(183,400,190)	(89,379,221)
5/31/2014	3,508,730	—	3,726,453	(5,356,303)	1,878,880	48,782,268	—	—	49,189,179	(76,891,831)	21,079,616
Real Estate
Class A
5/31/2015	4,840,312	—	599,604	(8,027,057)	(2,587,141)	95,576,072	—	—	11,726,400	(154,468,338)	(47,165,866)
5/31/2014	6,084,302	—	275,589	(4,519,308)	1,840,583	104,247,769	—	—	4,616,172	(75,852,755)	33,011,186
Class B
5/31/2015	608	—	1,519	(13,973)	(11,846)	12,909	—	—	29,919	(283,780)	(240,952)
5/31/2014	1,894	—	654	(20,003)	(17,455)	32,034	—	—	11,021	(346,779)	(303,724)
Class C
5/31/2015	399,437	—	54,762	(270,997)	183,202	8,298,754	—	—	1,123,861	(5,527,267)	3,895,348
5/31/2014	407,495	—	14,688	(459,783)	(37,600)	7,234,798	—	—	257,574	(8,107,797)	(615,425)
Class I
5/31/2015	18,352,683	—	1,758,731	(12,510,457)	7,600,957	385,554,080	—	—	36,934,464	(266,073,516)	156,415,028
5/31/2014	11,808,947	—	565,390	(13,099,864)	(725,527)	215,705,096	—	—	10,189,179	(237,507,676)	(11,613,401)
Class O
5/31/2015	248,021	—	3,175	(296,943)	(45,747)	4,894,523	—	—	62,046	(5,834,494)	(877,925)
5/31/2014	228,111	—	1,210	(372,129)	(142,808)	3,872,311	—	—	20,222	(6,261,213)	(2,368,680)
Class R
5/31/2015	110,097	—	3,792	(43,690)	70,199	2,157,254	—	—	74,296	(851,966)	1,379,584
5/31/2014	70,296	—	817	(37,186)	33,927	1,185,733	—	—	13,695	(629,235)	570,193
Class R6
7/3/2014(1)-5/31/2015	736,852	—	3,656	(83,826)	656,682	16,466,668	—	—	80,160	(1,803,942)	14,742,886
Class W
5/31/2015	1,092,955	—	157,395	(5,038,869)	(3,788,519)	25,758,047	—	—	3,695,634	(117,523,487)	(88,069,806)
5/31/2014	3,517,152	—	144,016	(4,759,079)	(1,097,911)	71,821,791	—	—	2,923,917	(101,147,854)	(26,402,146)

SmallCap Opportunities
Class A
5/31/2015	673,468	—	175,868	(615,374)	233,962	38,212,142	—	—	9,488,456	(34,721,130)	12,979,468
5/31/2014	1,412,842	—	93,135	(564,262)	941,715	77,914,662	—	—	5,080,487	(30,615,862)	52,379,287
Class B
5/31/2015	177	—	979	(9,595)	(8,439)	8,159	—	—	43,834	(450,780)	(398,787)
5/31/2014	2,351	—	1,231	(11,857)	(8,275)	109,792	—	—	56,929	(560,254)	(393,533)
Class C
5/31/2015	209,219	—	65,679	(131,070)	143,828	9,837,481	—	—	2,934,542	(6,162,217)	6,609,806
5/31/2014	366,408	—	35,941	(94,741)	307,608	17,382,420	—	—	1,659,374	(4,452,838)	14,588,956
Class I
5/31/2015	1,906,584	—	341,252	(1,564,327)	683,509	114,650,523	—	—	19,628,817	(94,341,886)	39,937,454
5/31/2014	3,314,890	—	225,359	(1,320,637)	2,219,612	190,282,869	—	—	13,009,978	(77,316,276)	125,976,571

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2015 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Payment from distribution settlement/affiliate (Note 15)	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)	($)
SmallCap Opportunities, continued
Class R
5/31/2015	34,192	—	1,059	(5,343)	29,908	1,932,326	—	—	56,577	(297,245)	1,691,658
5/31/2014	15,197	—	334	(1,569)	13,962	849,470	—	—	18,082	(86,043)	781,509
Class R6
5/31/2015	1,755,621	—	119,649	(277,441)	1,597,829	103,069,435	—	—	6,890,598	(16,737,111)	93,222,922
5/31/2014	245,933	—	3	(3,417)	242,519	14,537,672	—	—	175	(198,255)	14,339,592
Class W
5/31/2015	407,997	—	48,922	(229,626)	227,293	24,307,343	—	—	2,785,619	(13,648,875)	13,444,087
5/31/2014	386,646	—	22,557	(114,264)	294,939	22,437,185	—	—	1,290,231	(6,669,226)	17,058,190

(1)	Commencement of operations.

NOTE 11 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

The following table represents a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of May 31, 2015:

Multi-Manager Mid Cap Value

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$26	$(26)	$—
BNP Prime Brokerage, Inc.	2,462	(2,462)	—
Citadel Securities LLC	200,859	(200,859)	—
Deutsche Bank Securities Inc.	787,074	(787,074)	—
HSBC Bank PLC	53,103	(53,103)	—
JP Morgan Clearing Corp	668,114	(668,114)	—
Morgan Stanley & Co. LLC	750,472	(750,472)	—
National Financial Services LLC	318,200	(318,200)	—
Total	$2,780,311	$(2,780,311)	$—

(1)	Collateral with a fair value of $2,853,542 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

SmallCap Opportunities

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$73,443	$(73,443)	$—
Citigroup Global Markets Inc.	1,223,154	(1,223,154)	—
Goldman, Sachs & Co.	362,565	(362,565)	—
JP Morgan Clearing Corp	1,288,480	(1,288,480)	—
Morgan Stanley & Co. LLC	2,971,254	(2,971,254)	—
RBC Dominion Securities Inc	1,664,847	(1,664,847)	—
Scotia Capital (USA) INC	3,579,525	(3,579,525)	—
Total	$11,163,269	$(11,163,269)	$—

(1)	Collateral with a fair value of $11,452,394 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2015 (CONTINUED)

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of May 31, 2015:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Growth Opportunities	$—	$119,750	$(119,750)
Large Cap Value	(5,963,019)	(48,664)	6,011,683
MidCap Opportunities	—	1,832,785	(1,832,785)
Multi-Manager Mid Cap Value	—	(4,907)	4,907
Real Estate(1)	(6,664,525)	6,664,525	—
SmallCap Opportunities	—	2,408,909	(2,408,909)

(1)	As of the Fund’s tax year ended December 31, 2014.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended May 31, 2015			Year Ended May 31, 2014
	Ordinary Income	Long-term Capital Gains	Return of Capital	Ordinary Income	Long-term Capital Gains
Growth Opportunities	$4,960,670	$8,901,140	$—	$3,948,080	$3,029,401
Large Cap Value	55,611,801	48,356,133	—	35,537,634	22,454,274
MidCap Opportunities	19,858,043	144,467,400	—	23,996,375	95,787,160
Multi-Manager Mid Cap Value	24,438,150	29,337,681	—	20,487,490	28,701,689
Real Estate(1)	34,156,366	47,512,281	835,280	27,600,395	—
SmallCap Opportunities	9,347,438	37,523,807	—	8,205,862	16,759,069

(1)	Amounts and composition of dividends and distributions presented herein are based on the Fund’s tax year-ends of December 31, 2014 and December 31, 2013.

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2015 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Late Year Ordinary Losses Deferred	Post-October Capital Losses Deferred	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards		Expiration
Growth Opportunities	$—	$5,151,744	$(102,623)	$(800,369)	$32,064,757	$—		—
Large Cap Value	1,294,409	26,119,330	—	—	158,925,169	(7,355,435)		2016
						(220,274)		2017
						$(7,575,709	)*
MidCap Opportunities	21,350,861	67,917,201	(3,117,532)	—	219,905,811	(2,696,456	)*	2016
Multi-Manager Mid Cap Value	9,145,984	27,523,804	—	—	22,553,714	—		—
Real Estate(1)	—	—	—	—	478,395,193	—		—
SmallCap Opportunities	3,302,760	17,116,667	(1,655,843)	—	109,035,263	—		—

(1)	As of the Fund’s tax year ended December 31, 2014.

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2015 (CONTINUED)

NOTE 12 — FEDERAL INCOME TAXES (continued)

The Funds’ major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2010.

As of May 31, 2015, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 13 — CONCENTRATION OF RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Funds and their corresponding risks, see the Funds’ most recent Prospectus and/or the Statement of Additional Information.

Non-Diversified Investment Company (Real Estate). The Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the Fund. The investment of a large percentage of the Fund’s assets in the securities of a small number of issuers may cause the Fund’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as non-diversified, the Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, the Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

Concentration (Real Estate). As a result of the Fund “concentrating,” as that term is defined in the 1940 Act, its assets in the securities of a particular industry or group of industries or single country or region, the Fund may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities in which the Fund concentrates fall out of favor, the Fund could underperform funds that have greater diversification.

Foreign Investments and/or Developing and Emerging Markets (Growth Opportunities, Large Cap Value, MidCap Opportunities and Multi-Manager Mid Cap Value). Investing in foreign (non-U.S.) securities may result in the Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

Investment by Funds-of-Funds (Large Cap Value and Multi-Manager Mid Cap Value). As an underlying fund (“Underlying Fund”) of a fund-of-fund, shares of the Underlying Fund may be purchased by other investment companies. In some cases, an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancing. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each Underlying Fund and will attempt to minimize any adverse effects on the Underlying Funds and the Fund as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

NOTE 14 — LITIGATION

On September 24, 2012, the ING Large Cap Value Fund (now known as the Voya Large Cap Value Fund) (the “Subject Fund”), was officially served as defendant in the matter of Official Committee of Unsecured Creditors of the Tribune Company v. FitzSimons, et al., (the “Fitzsimons Action” and/or the “Actual Fraudulent Action”). The Fitzsimons Action is part of the Tribune Company (“Tribune”) Chapter 11 bankruptcy proceedings before the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). In the Fitzsimons Action, the plaintiff alleges that the Tribune Company acted with actual intent to defraud its creditors when it redeemed its shares from shareholders as part of a leveraged buy-out (“LBO”) of the company through which it converted to a privately-held company in 2007, and that those share transfers must now be unwound. To succeed on this claim, the plaintiff must prove that the Tribune Company — not the Subject

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2015 (CONTINUED)

NOTE 14 — LITIGATION (continued)

Fund — acted with actual fraudulent intent when it redeemed its shares. With regard to the Subject Fund, the plaintiff need only show that the Subject Fund tendered their shares as part of the LBO and not on the open market. The Subject Fund’s lack of fraudulent intent in tendering their shares is not a defense to the plaintiff’s actual fraud claim.

In addition to the Fitzsimons Action, various additional actions, which also included the Subject Fund as a defendant, stemming from the same facts and circumstances underlying the Fitzsimons Action, were filed in multiple U.S. District Courts (collectively, the “State Law Constructive Fraudulent Transfer Cases”). The plaintiffs in the State Law Constructive Fraudulent Transfer Cases allege that these same share redemptions that were part of the LBO were constructively, as opposed to actually, fraudulent. Specifically, those suits assert that the LBO rendered the Tribune Company insolvent, that there was not reasonably equivalent value for the redemptions, and therefore the redemptions are voidable under constructive fraudulent transfer law.

Procedural History of the State Law Constructive Fraudulent Transfer Cases

A motion was filed with the Multidistrict Litigation (“MDL”) Panel to consolidate the State Law Constructive Fraudulent Transfer Cases for purposes of all pretrial proceedings. On December 19, 2011, the MDL Panel ordered the State Law Constructive Fraudulent Transfer Cases be transferred to the Southern District of New York (the “New York Court”).

On November 6, 2012, the defendants submitted a threshold motion to dismiss the State Law Constructive Fraudulent Transfer Cases, which was granted on September 23, 2013. On December 20, 2013, the plaintiffs in the State Law Constructive Fraudulent Transfer Cases filed their appeal of the motion to dismiss with the Second Circuit Court of Appeals (the “Second Circuit”). On February 28, 2014, the defendants filed their response to the appeal, and on April 11, 2014, the plaintiffs filed their response and reply brief. On April 25, 2014, the defendants filed their response to the response and reply brief. On November 5, 2014, the court heard oral arguments regarding the appeal. A verdict on the appeal is pending.

Procedural History of the Fitzsimons Action

Similar to the State Law Constructive Fraudulent Transfer Cases, the Fitzsimons Action was transferred to the New York Court for pre-trial purposes. On November 20, 2013, the judge entered an order stating the Fitzsimons Action; would remain with the New York Court. On May 23, 2014, a Motion to Dismiss the Fitzsimons Action, as it applies to the Subject Fund, was filed. On July 3, 2014, a reply to the Motion in Opposition was filed.

If the Motion to Dismiss is granted, the Subject Fund will no longer be a defendant in the Fitzsimons Action.

Potential Exposure

If the Motion to Dismiss in the Fitzsimons Action is denied, or if the Motion to Appeal the State Law Constructive Fraudulent Transfer Cases is granted by the Second Circuit, the potential exposure of the Subject Fund is the value of all shares sold in conjunction with the LBO transaction (i.e., $1,258,340).

The Subject Fund believes the claims raised in the actions are without merit and intends to vigorously defend against them.

NOTE 15 — SETTLEMENT INFORMATION REGARDING VOYA FAMILY OF FUNDS

On April 9, 2010, the Securities and Exchange Commission (“Commission” or “SEC”) entered into a settlement of an administrative proceeding against Morgan Stanley & Co, Incorporated, (“MS&Co.” or “Respondent”), as successor to Morgan Stanley DW Inc. (“MSDW”). As part of the settlement, the Respondent has established a Fair Fund for the benefit of shareholders who may have been affected by the market timing activity in certain mutual funds where such trading was found to have been facilitated by the Respondent, as described in the order. The Fair Fund is comprised of disgorgement in the amount of $17 million which was paid by the Respondent. The dollar amount available for distribution to mutual funds and shareholders of affected mutual funds (“Distributable Amount”) includes the original $17 million plus interest earned by the Fair Fund.

On October 9, 2013, the SEC issued an order approving the proposed plan of distribution. In connection with this settlement, on April 2, 2014, the following Fund received:

Growth Opportunities	$42,824

NOTE 16 — REORGANIZATION

On July 13, 2013, Large Cap Value (“Acquiring Fund”) acquired all of the net assets of ING Value Choice Fund (“Acquired Fund”), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the shareholders of the Acquired Fund on April 11, 2013. The purposes of the transaction were to combine two funds with comparable investment objectives, policies, restrictions, fund holdings and management. For

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2015 (CONTINUED)

NOTE 16 — REORGANIZATION (continued)

financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on June 1, 2013, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the year ended May 31, 2014, are as follows:

Net investment income	$10,317,261
Net realized and unrealized gain on investments	$107,796,055
Net increase in net assets resulting from operations	$118,113,316

Because the combined investment funds have been managed as a single integrated fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund’s statement of operations since July 12, 2013. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:

Total Net Assets of Acquired Fund (000s)	Total Net Assets of Acquiring Fund (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Funds’ Unrealized Appreciation (000s)	Funds’ Conversion Ratio
$234,959	$510,508	$30,768	$36,883	1.3912

The net assets of Acquiring Fund after the acquisitions were $745,466,506.

On March 6, 2015, Large Cap Value Fund (“Acquiring Fund”) acquired all of the net assets of Voya Core Equity Research Fund (“Acquired 1 Fund”), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the shareholders of the Acquired 1 Fund on February 12, 2015. The purposes of the transaction were to combine two funds with comparable investment objectives and management. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired 1 Fund were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on June 1, 2014, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the year ended May 31, 2015, are as follows:

Net investment income	$20,556,145
Net realized and unrealized gain on investments	$95,968,796
Net increase in net assets resulting from operations	$116,524,941

Because the combined investment funds have been managed as a single integrated fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired 1 Fund that have been included in the Acquiring Fund’s statement of operations since March 6, 2015. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:

Total Net Assets of Acquired 1 Fund (000s)	Total Net Assets of Acquiring Fund (000s)	Acquired 1 Fund’s Capital Loss Carryforwards (000s)	Acquired 1 Fund’s Unrealized Appreciation (000s)	Funds’ Conversion Ratio
$425,957	$841,340	$15,013	$58,617	1.1813

The net assets of the Acquiring Fund after the acquisition were $1,267,297,491.

NOTE 17 — RESTRUCTURING PLAN

Prior to May 2013, Voya Financial, Inc. was a wholly-owned subsidiary of ING Groep N.V. (“ING Groep”). In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc. (formerly, ING U.S., Inc.), before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep was required to divest at least 25% of Voya Financial, Inc. by the end of 2013 and more than 50% by the end of 2014, and was required to divest its remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, Voya Financial, Inc. conducted an initial public offering of its common stock (the “IPO”). In October 2013, March 2014, and September 2014, ING Groep divested additional shares in several secondary offerings of common stock of Voya Financial, Inc. and concurrent share repurchases by Voya Financial, Inc. These transactions reduced ING Groep’s ownership interest in Voya Financial, Inc. to 32%. Voya Financial, Inc. did not receive any proceeds from these offerings.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2015 (CONTINUED)

NOTE 17 — RESTRUCTURING PLAN (continued)

In November 2014, through an additional secondary offering and the concurrent repurchase of shares by Voya Financial, Inc., ING Groep further reduced its interest in Voya Financial, Inc. below 25% to approximately 19% (the “November 2014 Offering”). The November 2014 Offering was deemed by the Investment Adviser to be a change of control (the “Change of Control”), which resulted in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Investment Adviser and sub-adviser provide services to the Funds. In anticipation of this termination, and in order to ensure that the existing investment advisory and sub-advisory services could continue uninterrupted, in 2013 the Board approved new advisory and sub-advisory agreements for the Funds, as applicable, in connection with the IPO. In addition, in 2013, shareholders of each Fund approved new investment advisory and affiliated sub-advisory agreements prompted by the IPO, as well as any future advisory and affiliated sub-advisory agreements prompted by the Separation Plan that are approved by the Board and that have terms not materially different from the current agreements. This meant that shareholders would not have another opportunity to vote on a new agreement with the Investment Adviser or the current affiliated sub-adviser even upon a change of control prompted by the Separation Plan, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.

On November 18, 2014, in response to the Change of Control, the Board, at an in-person meeting, approved new investment advisory and sub-advisory agreements. At that meeting, the Investment Adviser represented that the new investment advisory and affiliated sub-advisory agreements approved by the Board were not materially different from the agreements approved by shareholders in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Funds will not be asked to vote again on the new agreements with the Investment Adviser and affiliated sub-adviser.

In March 2015, ING Groep divested the remainder of its interest in Voya Financial, Inc. through a secondary offering of Voya Financial, Inc.’s common stock of and a concurrent share repurchase by Voya Financial, Inc. Voya Financial, Inc. did not receive any proceeds from these transactions.

NOTE 18 — SUBSEQUENT EVENTS

Dividends: Subsequent to May 31, 2015, the following Funds declared dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
Large Cap Value
Class A	$0.0387	July 2, 2015	June 30, 2015
Class B	$0.0142	July 2, 2015	June 30, 2015
Class C	$0.0153	July 2, 2015	June 30, 2015
Class I	$0.0491	July 2, 2015	June 30, 2015
Class O	$0.0387	July 2, 2015	June 30, 2015
Class R	$0.0313	July 2, 2015	June 30, 2015
Class R6	$0.0498	July 2, 2015	June 30, 2015
Class W	$0.0462	July 2, 2015	June 30, 2015
Real Estate
Class A	$0.1101	July 2, 2015	June 30, 2015
Class B	$0.0682	July 2, 2015	June 30, 2015
Class C	$0.0703	July 2, 2015	June 30, 2015
Class I	$0.1287	July 2, 2015	June 30, 2015
Class O	$0.1107	July 2, 2015	June 30, 2015
Class R	$0.1022	July 2, 2015	June 30, 2015
Class R6	$0.1316	July 2, 2015	June 30, 2015
Class W	$0.1206	July 2, 2015	June 30, 2015

New Class: Class R6 shares of Growth Opportunities launched on June 2, 2015.

Reorganization: On March 12, 2015, the Board approved a proposal to reorganize Voya Large Cap Growth Fund (the “Disappearing Fund”), which is not included in this report, with and into Growth Opportunities (the “Reorganization”). The proposed Reorganization is subject to approval by shareholders of the Disappearing Fund at a shareholder meeting scheduled to be held on or about September 22, 2015. If shareholder approval is obtained, it is expected that the Reorganization will take place on or about October 23, 2015 and a name change, revised expense limitation agreement, revised side letter agreement and 0.10% distribution waiver on Class A for Growth Opportunities will be implemented. Growth Opportunities will be renamed “Voya Large-Cap Growth Fund.“ The new expense limitation agreement, through October 1, 2017, will be 1.15%, 1.90%, 1.90%, 0.90%, 1.40%, 0.80%, and 0.90% for Class A, Class B, Class C, Class I, Class R, Class R6, and Class W shares, respectively. The new side letter agreement, through October 1, 2017, will be 1.14%, 1.89%, 1.89%, 0.79%, 1.39%, 0.78%, and 0.89% for Class A, Class B, Class C, Class I, Class R, Class R6, and Class W shares, respectively.

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

VOYA GROWTH OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2015

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.6%
		Consumer Discretionary: 20.5%
7,558	@	Amazon.com, Inc.	$3,244,120	2.5
2,192	@	Chipotle Mexican Grill, Inc.	1,349,220	1.1
38,493		Coach, Inc.	1,361,497	1.1
52,007		Comcast Corp. — Class A	3,040,329	2.4
27,617	@	Dish Network Corp. — Class A	1,955,008	1.5
59,493	@	Hilton Worldwide Holdings, Inc.	1,722,917	1.4
36,628		Home Depot, Inc.	4,081,092	3.2
19,420		Kohl’s Corp.	1,271,816	1.0
25,604		Nike, Inc.	2,603,159	2.0
11,584	@	Ulta Salon Cosmetics & Fragrance, Inc.	1,767,950	1.4
23,059		Walt Disney Co.	2,545,022	2.0
19,821		Other Securities	1,185,097	0.9
			26,127,227	20.5

		Consumer Staples: 9.6%
14,848		Church & Dwight Co., Inc.	1,246,787	1.0
17,524		Costco Wholesale Corp.	2,498,747	2.0
24,099		CVS Caremark Corp.	2,467,256	1.9
12,445	@	Monster Beverage Corp.	1,583,999	1.2
36,334		PepsiCo, Inc.	3,503,688	2.8
10,035		Other Securities	976,405	0.7
			12,276,882	9.6

		Energy: 4.7%
13,251	@	Concho Resources, Inc.	1,594,095	1.3
16,323		EQT Corp.	1,388,598	1.1
50,574		Halliburton Co.	2,296,060	1.8
7,703		Other Securities	644,048	0.5
			5,922,801	4.7

		Financials: 5.5%
18,724		Aon PLC	1,895,243	1.5
5,908		Blackrock, Inc.	2,161,028	1.7
8,516		Intercontinental Exchange, Inc.	2,016,419	1.6
7,692		Other Securities	958,346	0.7
			7,031,036	5.5

		Health Care: 14.1%
10,651	@	Actavis PLC	3,267,833	2.6
11,555		Amgen, Inc.	1,805,584	1.4
6,012	@	Biogen, Inc.	2,386,704	1.9
15,509	@	Celgene Corp.	1,774,850	1.4
28,683		Gilead Sciences, Inc.	3,220,240	2.5
10,620		McKesson Corp.	2,519,383	2.0
7,487		Shire PLC ADR	1,947,743	1.5
16,921		Other Securities	1,093,097	0.8
			18,015,434	14.1

COMMON STOCK: (continued)
		Industrials: 11.4%
27,370		Ametek, Inc.	$1,471,411	1.1
18,999		Danaher Corp.	1,639,994	1.3
38,436		Delta Airlines, Inc.	1,649,673	1.3
18,764		Ingersoll-Rand PLC — Class A	1,290,588	1.0
24,360		Paccar, Inc.	1,548,321	1.2
8,464		Roper Industries, Inc.	1,480,861	1.2
28,317		Textron, Inc.	1,280,495	1.0
34,774		Tyco International Plc	1,403,479	1.1
27,426		Union Pacific Corp.	2,767,558	2.2
			14,532,380	11.4

		Information Technology: 29.3%
70,597		Apple, Inc.	9,197,377	7.2
37,554	@	Cognizant Technology Solutions Corp.	2,430,495	1.9
34,805		Electronic Arts, Inc.	2,184,188	1.7
34,399	@	Facebook, Inc.	2,724,057	2.1
41,390	@	Freescale Semiconductor Holdings Ltd.	1,867,517	1.5
5,078	@	Google, Inc. — Class A	2,769,135	2.2
21,184		Intuit, Inc.	2,206,313	1.7
27,437		Mastercard, Inc.	2,531,338	2.0
63,613		Microsoft Corp.	2,980,905	2.3
69,702		Oracle Corp.	3,031,340	2.4
44,174		Visa, Inc.	3,033,870	2.4
17,918	@	VMware, Inc.	1,564,600	1.2
11,479		Other Securities	886,982	0.7
			37,408,117	29.3

		Materials: 3.5%
29,547	@	Crown Holdings, Inc.	1,633,654	1.3
5,474		Sherwin-Williams Co.	1,577,497	1.3
17,164		Other Securities	1,187,406	0.9
			4,398,557	3.5

		Total Common Stock
		(Cost $93,530,824)	125,712,434	98.6

SHORT-TERM INVESTMENTS: 0.9%
		Mutual Funds: 0.9%
1,186,000		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.080%††
		(Cost $1,186,000)	1,186,000	0.9

		Total Short-Term Investments
		(Cost $1,186,000)	1,186,000	0.9

		Total Investments in Securities (Cost $94,716,824)	$126,898,434	99.5
		Assets in Excess of Other Liabilities	604,768	0.5
		Net Assets	$127,503,202	100.0

See Accompanying Notes to Financial Statements

VOYA GROWTH OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2015 (CONTINUED)

”Other Securities“ represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2015.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

††	Rate shown is the 7-day yield as of May 31, 2015.

@	Non-income producing security.

ADR	American Depositary Receipt

Cost for federal income tax purposes is $94,833,677.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$33,090,966
Gross Unrealized Depreciation	(1,026,209)
Net Unrealized Appreciation	$32,064,757

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of May 31, 2015 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2015
Asset Table
Investments, at fair value
Common Stock*	$125,712,434	$—	$—	$125,712,434
Short-Term Investments	1,186,000	—	—	1,186,000
Total Investments, at fair value	$126,898,434	$—	$—	$126,898,434

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

VOYA LARGE CAP VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2015

Shares		Value	Percentage of Net Assets

COMMON STOCK: 97.4%
	Consumer Discretionary: 7.0%
507,831	Coach, Inc.	$17,961,982	1.5
138,887	Delphi Automotive PLC	12,080,391	1.0
272,642	Kohl’s Corp.	17,855,325	1.4
149,932	Walt Disney Co.	16,547,995	1.3
562,670	Other Securities	22,994,751	1.8
		87,440,444	7.0

	Consumer Staples: 6.1%
344,171	Altria Group, Inc.	17,621,555	1.4
300,325	Coca-Cola Co.	12,301,312	1.0
509,889	ConAgra Foods, Inc.	19,686,814	1.6
173,550	Kraft Foods Group, Inc.	14,656,298	1.2
156,603	Other Securities	12,002,054	0.9
		76,268,033	6.1

	Energy: 10.8%
154,237	Anadarko Petroleum Corp.	12,895,756	1.0
283,239	ExxonMobil Corp.	24,131,963	1.9
219,195	Occidental Petroleum Corp.	17,138,857	1.4
374,899	Royal Dutch Shell PLC — Class A ADR	22,388,968	1.8
279,550	Schlumberger Ltd.	25,374,754	2.1
209,489	Valero Energy Corp.	12,410,128	1.0
262,350	Other Securities	19,805,256	1.6
		134,145,682	10.8

	Financials: 27.6%
131,074	Ameriprise Financial, Inc.	16,330,510	1.3
276,703	Arthur J. Gallagher & Co.	13,406,260	1.1
628,379	Blackstone Group LP	27,523,000	2.2
557,195	Citigroup, Inc.	30,133,106	2.4
433,710	Discover Financial Services	25,272,282	2.0
550,726	Invesco Ltd.	21,935,416	1.8
606,499	JPMorgan Chase & Co.	39,895,504	3.2
807,503	Keycorp	11,773,394	1.0
232,325	Lazard Ltd.	12,907,977	1.0
254,161	Lincoln National Corp.	14,489,719	1.2
227,979	Prudential Financial, Inc.	19,289,303	1.6
857,902	Wells Fargo & Co.	48,008,196	3.9
508,778	XL Group PLC	19,170,755	1.6
2,176,891	Other Securities	41,914,453	3.3
		342,049,875	27.6

	Health Care: 12.0%
317,797	Bristol-Myers Squibb Co.	20,529,686	1.7
143,179	Gilead Sciences, Inc.	16,074,706	1.3
327,685	Medtronic PLC	25,008,919	2.0
619,087	Merck & Co., Inc.	37,696,207	3.0
769,518	Pfizer, Inc.	26,740,751	2.2
189,014	UnitedHealth Group, Inc.	22,721,373	1.8
		148,771,642	12.0

COMMON STOCK: (continued)
	Industrials: 11.8%
177,404	Deere & Co.	$16,619,207	1.4
135,587	General Dynamics Corp.	19,003,874	1.6
1,556,518	General Electric Co.	42,446,246	3.4
55,521	TransDigm Group, Inc.	12,549,967	1.0
182,939	United Technologies Corp.	21,434,962	1.7
296,240	Other Securities	33,813,288	2.7
		145,867,544	11.8

	Information Technology: 11.1%
97,144	Apple, Inc.	12,655,920	1.0
1,049,988	Cisco Systems, Inc.	30,775,148	2.5
947,314	Intel Corp.	32,644,441	2.6
253,160	Microchip Technology, Inc.	12,437,751	1.0
678,558	Microsoft Corp.	31,797,228	2.6
394,072	Oracle Corp.	17,138,191	1.4
		137,448,679	11.1

	Materials: 3.5%
302,161	Dow Chemical Co.	15,733,523	1.2
239,368	International Paper Co.	12,406,443	1.0
346,234	Mosaic Co.	15,874,829	1.3
		44,014,795	3.5

	Telecommunication Services: 3.0%
460,469	CenturyLink, Inc.	15,305,989	1.2
435,990	Verizon Communications, Inc.	21,555,346	1.8
		36,861,335	3.0

	Utilities: 4.5%
151,457	DTE Energy Co.	11,999,938	1.0
176,250	Entergy Corp.	13,477,838	1.1
211,594	Pinnacle West Capital Corp.	12,890,306	1.0
385,078	Southern Co.	16,824,058	1.4
		55,192,140	4.5

	Total Common Stock
	(Cost $1,048,212,725)	1,208,060,169	97.4

SHORT-TERM INVESTMENTS: 2.1%
	Mutual Funds: 2.1%
26,133,923	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.080%††
	(Cost $26,133,923)	26,133,923	2.1

	Total Short-Term Investments
	(Cost $26,133,923)	26,133,923	2.1

	Total Investments in Securities (Cost $1,074,346,648)	$1,234,194,092	99.5
	Assets in Excess of Other Liabilities	6,570,225	0.5
	Net Assets	$1,240,764,317	100.0

See Accompanying Notes to Financial Statements

VOYA LARGE CAP VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2015 (CONTINUED)

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2015.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

††	Rate shown is the 7-day yield as of May 31, 2015.

ADR	American Depositary Receipt

Cost for federal income tax purposes is $1,075,268,195.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$180,967,998
Gross Unrealized Depreciation	(22,042,101)
Net Unrealized Appreciation	$158,925,897

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of May 31, 2015 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2015
Asset Table
Investments, at fair value
Common Stock*	$1,208,060,169	$—	$—	$1,208,060,169
Short-Term Investments	26,133,923	—	—	26,133,923
Total Investments, at fair value	$1,234,194,092	$—	$—	$1,234,194,092

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

VOYA MIDCAP OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2015

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.5%
		Consumer Discretionary: 21.5%
372,413		Brinker International, Inc.	$20,549,749	1.4
41,090	@	Chipotle Mexican Grill, Inc.	25,291,717	1.7
551,633		Coach, Inc.	19,511,259	1.3
301,498	@	Dish Network Corp. — Class A	21,343,043	1.4
892,793	@	Hilton Worldwide Holdings, Inc.	25,855,285	1.7
418,610	@	Jarden Corp.	22,211,447	1.5
354,140		Kohl’s Corp.	23,192,629	1.6
157,880		Lear Corp.	18,317,238	1.2
186,410		Marriott International, Inc.	14,538,116	1.0
24,372		NetFlix, Inc.	15,209,590	1.0
184,426		Ross Stores, Inc.	17,828,461	1.2
490,409		Starz	20,577,562	1.4
216,380		Tractor Supply Co.	18,855,353	1.3
176,923	@	Ulta Salon Cosmetics & Fragrance, Inc.	27,001,988	1.8
599,128		Other Securities	30,006,195	2.0
			320,289,632	21.5

		Consumer Staples: 9.1%
231,184		Church & Dwight Co., Inc.	19,412,520	1.3
322,990		Coca-Cola Enterprises, Inc.	14,285,848	1.0
344,248		Hain Celestial Group, Inc.	21,780,571	1.5
238,976		Mead Johnson Nutrition Co.	23,252,365	1.5
219,680	@	Monster Beverage Corp.	27,960,870	1.9
1,756,448	@	Rite Aid Corp.	15,316,227	1.0
435,651		Other Securities	13,065,173	0.9
			135,073,574	9.1

		Energy: 4.5%
285,873		Cameron International Corp.	14,673,861	1.0
137,617	@	Concho Resources, Inc.	16,555,325	1.1
277,353		EQT Corp.	23,594,420	1.6
396,870		Other Securities	13,092,741	0.8
			67,916,347	4.5

		Financials: 9.4%
93,600		Affiliated Managers Group, Inc.	20,934,576	1.4
203,041		Ameriprise Financial, Inc.	25,296,878	1.7
315,080		Aon PLC	31,892,398	2.1
310,585		Extra Space Storage, Inc.	21,750,268	1.5
112,543		Intercontinental Exchange, Inc.	26,647,931	1.8
243,843		Other Securities	13,901,489	0.9
			140,423,540	9.4

		Health Care: 14.4%
195,239	@	BioMarin Pharmaceutical, Inc.	24,516,161	1.7
252,182		Cardinal Health, Inc.	22,234,887	1.5
439,746		Hologic, Inc.	15,729,714	1.0

COMMON STOCK: (continued)
		Health Care: (continued)
90,461		Illumina, Inc.	$18,642,203	1.3
217,368	@	Medivation, Inc.	28,703,444	1.9
66,148	@	Mettler Toledo International, Inc.	21,476,933	1.4
148,530		Waters Corp.	19,846,579	1.3
605,037		Zoetis, Inc.	30,112,691	2.0
294,167		Other Securities	32,995,735	2.3
			214,258,347	14.4

		Industrials: 14.2%
461,077		Ametek, Inc.	24,787,500	1.7
156,843		Equifax, Inc.	15,736,058	1.1
308,410		Ingersoll-Rand PLC — Class A	21,212,440	1.4
243,157		Orbital ATK, Inc.	18,601,510	1.2
384,685		Paccar, Inc.	24,450,579	1.6
103,870		Roper Industries, Inc.	18,173,095	1.2
831,256		Southwest Airlines Co.	30,798,035	2.1
488,924		Textron, Inc.	22,109,143	1.5
478,175		Waste Connections, Inc.	23,205,833	1.6
299,605		Other Securities	12,092,058	0.8
			211,166,251	14.2

		Information Technology: 18.7%
281,423	@	Akamai Technologies, Inc.	21,464,132	1.5
213,910		Ansys, Inc.	19,037,990	1.3
189,769	@	Check Point Software Technologies	16,077,230	1.1
384,231		Electronic Arts, Inc.	24,112,417	1.6
190,560		F5 Networks, Inc.	23,951,486	1.6
460,445	@	Freescale Semiconductor Holdings Ltd.	20,775,278	1.4
299,838		Intuit, Inc.	31,228,128	2.1
517,954		Microchip Technology, Inc.	25,447,080	1.7
105,514	@	Palo Alto Networks, Inc.	17,883,568	1.2
361,956		Red Hat, Inc.	27,968,340	1.9
362,286	@	SolarWinds, Inc.	17,190,471	1.1
566,512	@	Vantiv, Inc.	22,660,480	1.5
188,302		Other Securities	10,202,202	0.7
			277,998,802	18.7

		Materials: 4.7%
345,227	@	Crown Holdings, Inc.	19,087,601	1.3
294,017		Packaging Corp. of America	20,340,096	1.4
104,751		Sherwin-Williams Co.	30,187,143	2.0
			69,614,840	4.7

		Telecommunication Services: 1.0%
279,418		Level 3 Communications, Inc.	15,502,111	1.0

		Total Common Stock
		(Cost $1,231,449,663)	1,452,243,444	97.5

See Accompanying Notes to Financial Statements

VOYA MIDCAP OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2015 (CONTINUED)

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.6%
	Mutual Funds: 2.6%
38,257,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.080%††
	(Cost $38,257,000)	$38,257,000	2.6
	Total Short-Term Investments
	(Cost $38,257,000)	38,257,000	2.6

	Total Investments in Securities (Cost $1,269,706,663)	$1,490,500,444	100.1
	Liabilities in Excess of Other Assets	(1,466,401)	(0.1)
	Net Assets	$1,489,034,043	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2015.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

††	Rate shown is the 7-day yield as of May 31, 2015.

@	Non-income producing security.

Cost for federal income tax purposes is $1,270,594,633.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$235,898,601
Gross Unrealized Depreciation	(15,992,790)
Net Unrealized Appreciation	$219,905,811

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of May 31, 2015 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2015
Asset Table
Investments, at fair value
Common Stock*	$1,452,243,444	$—	$—	$1,452,243,444
Short-Term Investments	38,257,000	—	—	38,257,000
Total Investments, at fair value	$1,490,500,444	$—	$—	$1,490,500,444

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

VOYA MULTI-MANAGER MID CAP VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2015

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.0%
		Consumer Discretionary: 14.7%
22,998		Carter’s, Inc.	$2,373,854	1.1
60,760		Goodyear Tire & Rubber Co.	1,934,902	0.9
20,000		Kohl’s Corp.	1,309,800	0.6
12,300		Lear Corp.	1,427,046	0.7
20,700		Macy’s, Inc.	1,385,865	0.6
10,946		Mohawk Industries, Inc.	2,042,961	0.9
24,498		Ross Stores, Inc.	2,368,222	1.1
1,058,562		Other Securities(a)	18,876,738	8.8
			31,719,388	14.7

		Consumer Staples: 4.2%
24,472		Ingredion, Inc.	2,005,970	0.9
40,980		Kroger Co.	2,983,344	1.4
209,090		Other Securities(a)	4,016,631	1.9
			9,005,945	4.2

		Energy: 5.1%
13,100		Marathon Petroleum Corp.	1,355,326	0.6
23,600		Valero Energy Corp.	1,398,064	0.7
331,395		Other Securities(a)	8,171,719	3.8
			10,925,109	5.1

		Financials: 28.4%
66,907		BankUnited, Inc.	2,247,406	1.0
77,180		CBL & Associates Properties, Inc.	1,362,227	0.6
58,997		CIT Group, Inc.	2,729,201	1.3
65,900		Fifth Third Bancorp	1,333,816	0.6
25,648		First Republic Bank	1,552,987	0.7
42,476		HCC Insurance Holdings, Inc.	2,428,778	1.1
66,889		Host Hotels & Resorts, Inc.	1,332,429	0.6
27,084		PartnerRe Ltd.	3,559,650	1.7
15,549		Reinsurance Group of America, Inc.	1,454,609	0.7
34,774		SEI Investments Co.	1,663,588	0.8
54,985		Unum Group	1,922,276	0.9
34,000		Validus Holdings Ltd.	1,458,940	0.7
63,044		XL Group PLC	2,375,498	1.1
1,434,371		Other Securities(a)	35,608,596	16.6
			61,030,001	28.4

		Health Care: 5.9%
33,994		Agilent Technologies, Inc.	1,400,213	0.7
9,300		Cigna Corp.	1,309,719	0.6
232,220		Other Securities	9,991,765	4.6
			12,701,697	5.9

COMMON STOCK: (continued)
		Industrials: 13.4%
28,600		AGCO Corp.	$1,452,308	0.7
82,658		Covanta Holding Corp.	1,826,742	0.8
46,784		Hexcel Corp.	2,303,644	1.1
17,532		IDEX Corp.	1,354,522	0.6
39,963	@	Jacobs Engineering Group, Inc.	1,728,799	0.8
62,747		Quanta Services, Inc.	1,839,742	0.9
24,099		Wabtec Corp.	2,417,130	1.1
509,976		Other Securities(a)	15,866,076	7.4
			28,788,963	13.4

		Information Technology: 11.5%
30,527	@	Arrow Electronics, Inc.	1,855,736	0.9
138,000		Brocade Communications Systems, Inc.	1,706,370	0.8
34,248	@	Euronet Worldwide, Inc.	2,048,030	0.9
57,878	@	Keysight Technologies, Inc.	1,901,871	0.9
76,100		Symantec Corp.	1,873,963	0.9
15,100		Western Digital Corp.	1,470,136	0.7
123,200		Xerox Corp.	1,406,944	0.6
469,257		Other Securities	12,471,494	5.8
			24,734,544	11.5

		Materials: 7.5%
24,348		Celanese Corp.	1,676,360	0.8
5,200		CF Industries Holdings, Inc.	1,642,576	0.7
69,800		Huntsman Corp.	1,566,312	0.7
23,688		Methanex Corp.	1,314,447	0.6
30,070		Reliance Steel & Aluminum Co.	1,918,466	0.9
200,265		Other Securities	8,125,279	3.8
			16,243,440	7.5

		Telecommunication Services: 0.4%
83,600		Other Securities(a)	856,460	0.4

		Utilities: 6.9%
110,400		AES Corp.	1,501,440	0.7
30,400		Edison International	1,848,624	0.9
25,200		Entergy Corp.	1,927,044	0.9
40,400		Exelon Corp.	1,366,732	0.6
50,300		Public Service Enterprise Group, Inc.	2,144,289	1.0
149,020		Other Securities	6,063,609	2.8
			14,851,738	6.9

		Total Common Stock
		(Cost $187,791,685)	210,857,285	98.0

See Accompanying Notes to Financial Statements

VOYA MULTI-MANAGER MID CAP VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2015 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.8%
	Securities Lending Collateralcc: 1.3%
853,542	Daiwa Capital Markets, Repurchase Agreement dated 05/29/15, 0.14%, due 06/01/15 (Repurchase Amount $853,552, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–8.000%, Market Value plus accrued interest $870,613, due 08/19/15–03/01/48)	$853,542	0.4
1,000,000	Millenium Fixed Income Ltd., Repurchase Agreement dated 05/29/15, 0.15%, due 06/01/15 (Repurchase Amount $1,000,012, collateralized by various U.S. Government Securities, 0.875%–2.750%, Market Value plus accrued interest $1,020,000, due 08/15/17–08/15/42)	1,000,000	0.4
1,000,000	Nomura Securities, Repurchase Agreement dated 05/29/15, 0.11%, due 06/01/15 (Repurchase Amount $1,000,009, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–9.500%, Market Value plus accrued interest $1,020,000, due 06/15/15-04/20/65)	1,000,000	0.5
		2,853,542	1.3

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.5%
1,036,333	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.080%††
	(Cost $1,036,333)	$1,036,333	0.5

	Total Short-Term Investments
	(Cost $3,889,875)	3,889,875	1.8

	Total Investments in Securities (Cost $191,681,560)	$214,747,160	99.8
	Assets in Excess of Other Liabilities	388,061	0.2
	Net Assets	$215,135,221	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2015.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of May 31, 2015.

@	Non-income producing security.

cc	Represents securities purchased with cash collateral received for securities on loan.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $192,189,866.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$29,210,378
Gross Unrealized Depreciation	(6,653,084)
Net Unrealized Appreciation	$22,557,294

See Accompanying Notes to Financial Statements

VOYA MULTI-MANAGER MID CAP VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2015 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of May 31, 2015 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2015
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$31,342,808	$376,580	$—	$31,719,388
Consumer Staples	8,488,494	517,451	—	9,005,945
Energy	10,925,109	—	—	10,925,109
Financials	61,030,001	—	—	61,030,001
Health Care	10,620,957	2,080,740	—	12,701,697
Industrials	27,908,067	880,896	—	28,788,963
Information Technology	24,734,544	—	—	24,734,544
Materials	16,243,440	—	—	16,243,440
Telecommunication Services	856,460	—	—	856,460
Utilities	14,851,738	—	—	14,851,738
Total Common Stock	207,001,618	3,855,667	—	210,857,285
Short-Term Investments	1,036,333	2,853,542	—	3,889,875
Total Investments, at fair value	$208,037,951	$6,709,209	$—	$214,747,160

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

VOYA REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2015

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.7%
		Financials: 99.7%
335,200		Alexandria Real Estate Equities, Inc.	$31,083,096	2.2
2,897,110		American Realty Capital Properties, Inc.	25,697,366	1.8
355,709		AvalonBay Communities, Inc.	59,225,548	4.1
311,802		Boston Properties, Inc.	40,543,614	2.8
656,000		Brandywine Realty Trust	9,236,480	0.6
178,000		Camden Property Trust	13,346,440	0.9
428,500		Corrections Corp. of America	15,066,060	1.1
1,138,078		CubeSmart	27,074,876	1.9
685,125		DCT Industrial Trust, Inc.	22,410,439	1.6
1,734,100		DDR Corp.	29,340,972	2.0
145,200		Digital Realty Trust, Inc.	9,589,008	0.7
492,600		Douglas Emmett, Inc.	14,472,588	1.0
1,135,800		Duke Realty Corp.	22,216,248	1.5
211,900		EPR Properties	12,220,273	0.9
1,093,139		Equity Residential	81,242,090	5.7
189,165		Essex Property Trust, Inc.	42,111,912	2.9
2,024,342		General Growth Properties, Inc.	57,349,609	4.0
593,200		HCP, Inc.	22,968,704	1.6
1,047,100		Health Care REIT, Inc.	73,569,246	5.1
686,220		Healthcare Realty Trust, Inc.	16,345,760	1.1
556,050		Healthcare Trust of America, Inc.	13,784,479	1.0
375,500		Highwoods Properties, Inc.	15,752,225	1.1
220,600		Home Properties, Inc.	16,394,992	1.1
2,367,955		Host Hotels & Resorts, Inc.	47,169,664	3.3
413,800		Kilroy Realty Corp.	28,581,166	2.0
1,400,323		Kimco Realty Corp.	33,551,739	2.3
426,600		Kite Realty Group Trust	11,539,530	0.8
319,400		Liberty Property Trust	11,159,836	0.8
273,825		Macerich Co.	22,483,771	1.6
732,400		Paramount Group, Inc.	13,432,216	0.9
270,781		Pebblebrook Hotel Trust	11,611,089	0.8
512,200		Pennsylvania Real Estate Investment Trust	11,432,304	0.8
339,200		Post Properties, Inc.	19,269,952	1.3
1,449,702		ProLogis, Inc.	57,393,702	4.0
250,302		Public Storage, Inc.	48,443,449	3.4
248,200		QTS Realty Trust, Inc.	9,240,486	0.6
747,527		Ramco-Gershenson Properties	12,872,415	0.9
396,900		Regency Centers Corp.	25,060,266	1.7

COMMON STOCK: (continued)
		Financials: (continued)
656,100		RLJ Lodging Trust	$19,833,903	1.4
590,700		Senior Housing Properties Trust	11,819,907	0.8
723,499		Simon Property Group, Inc.	131,242,719	9.1
357,010		SL Green Realty Corp.	42,362,807	2.9
2,338,600		Spirit Realty Capital, Inc.	25,233,494	1.8
1,500,400	@	Strategic Hotels & Resorts, Inc.	18,124,832	1.3
210,840		Sun Communities, Inc.	13,306,112	0.9
1,124,820		Sunstone Hotel Investors, Inc.	17,164,753	1.2
137,210		Taubman Centers, Inc.	10,157,656	0.7
932,704		UDR, Inc.	30,368,842	2.1
237,657		Ventas, Inc.	15,808,944	1.1
467,204		Vornado Realty Trust	46,669,008	3.2
908,700		Other Securities	18,822,322	1.3

		Total Common Stock
		(Cost $906,488,486)	1,435,198,909	99.7

SHORT-TERM INVESTMENTS: 0.2%
		Mutual Funds: 0.2%
2,327,108		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.080%††
		(Cost $2,327,108)	2,327,108	0.2

		Total Short-Term Investments
		(Cost $2,327,108)	2,327,108	0.2

		Total Investments in Securities (Cost $908,815,594)	$1,437,526,017	99.9
		Assets in Excess of Other Liabilities	2,060,763	0.1
		Net Assets	$1,439,586,780	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2015.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

††	Rate shown is the 7-day yield as of May 31, 2015.

@	Non-income producing security.

Cost for federal income tax purposes is $1,008,895,533.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$539,800,034
Gross Unrealized Depreciation	(111,169,550)
Net Unrealized Appreciation	$428,630,484

See Accompanying Notes to Financial Statements

VOYA REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2015 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of May 31, 2015 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2015
Asset Table
Investments, at fair value
Common Stock*	$1,435,198,909	$—	$—	$1,435,198,909
Short-Term Investments	2,327,108	—	—	2,327,108
Total Investments, at fair value	$1,437,526,017	$—	$—	$1,437,526,017

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

VOYA SMALLCAP OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2015

Shares			Value	Percentage of Net Assets

COMMON STOCK: 94.9%
		Consumer Discretionary: 18.5%
278,827		Bloomin Brands, Inc.	$6,262,455	0.8
112,700	@	Burlington Stores, Inc.	5,947,179	0.8
126,000		Cheesecake Factory	6,497,820	0.9
87,500		Childrens Place Retail Stores, Inc.	5,722,500	0.8
141,196		Cinemark Holdings, Inc.	5,722,674	0.8
283,800		Dana Holding Corp.	6,178,326	0.8
218,300		Finish Line, Inc.	5,712,911	0.7
69,600		Jack in the Box, Inc.	6,041,976	0.8
289,000	@	La Quinta Holdings, Inc.	7,184,540	0.9
211,302		LKQ Corp.	6,036,898	0.8
123,289		Monro Muffler Brake, Inc.	7,275,284	1.0
93,355		Pool Corp.	6,187,569	0.8
92,158		Vail Resorts, Inc.	9,560,471	1.3
1,801,068		Other Securities(a)	55,370,461	7.3
			139,701,064	18.5

		Consumer Staples: 1.5%
73,180		Casey’s General Stores, Inc.	6,380,564	0.8
227,825		Other Securities	5,116,950	0.7
			11,497,514	1.5

		Energy: 2.5%
135,216	@	Carrizo Oil & Gas, Inc.	6,782,434	0.9
706,799		Other Securities	12,211,795	1.6
			18,994,229	2.5

		Financials: 9.0%
129,103		Evercore Partners, Inc.	6,580,380	0.9
719,700	@	MGIC Investment Corp.	7,808,745	1.0
117,490	@	PRA Group, Inc.	6,668,732	0.9
41,041	@	Signature Bank	5,731,376	0.8
47,579	@	SVB Financial Group	6,418,883	0.8
973,004		Other Securities	35,077,143	4.6
			68,285,259	9.0

		Health Care: 23.7%
146,600	@	Air Methods Corp.	6,180,656	0.8
196,166		Healthsouth Corp.	8,466,525	1.1
119,736	@	IPC The Hospitalist Co., Inc.	5,911,366	0.8
174,000	@	Masimo Corp.	6,107,400	0.8
112,646		Steris Corp.	7,528,132	1.0
138,000	@	Team Health Holdings, Inc.	8,070,240	1.1
4,339,722		Other Securities(a)	137,294,430	18.1
			179,558,749	23.7

		Industrials: 13.9%
67,900		CEB, Inc.	5,743,661	0.8
108,000		Clarcor, Inc.	6,653,880	0.9

COMMON STOCK: (continued)
		Industrials: (continued)
104,000		EnPro Industries, Inc.	$6,289,920	0.9
203,056		Healthcare Services Group, Inc.	6,134,322	0.8
157,700		KAR Auction Services, Inc.	5,875,902	0.8
243,700		Knight Transportation, Inc.	6,969,820	0.9
90,900		Toro Co.	6,216,651	0.8
118,300		Watts Water Technologies, Inc.	6,285,279	0.8
1,325,191		Other Securities(a)	54,637,322	7.2
			104,806,757	13.9

		Information Technology: 21.3%
193,253	@	Cardtronics, Inc.	7,053,735	0.9
131,500	@	Commvault Systems, Inc.	5,842,545	0.8
200,800	@	DealerTrack Holdings, Inc.	8,373,360	1.1
135,896	@	Guidewire Software, Inc.	6,584,161	0.9
119,300		j2 Global, Inc.	7,922,713	1.0
72,400		Littelfuse, Inc.	7,001,080	0.9
148,696	@	Plexus Corp.	6,762,694	0.9
223,600	@	QLIK Technologies, Inc.	8,087,612	1.1
271,220	@	Semtech Corp.	5,793,259	0.8
147,100	@	Synchronoss Technologies, Inc.	6,478,284	0.8
45,200	@	Ultimate Software Group, Inc.	7,312,908	1.0
78,920	@	WEX, Inc.	8,948,739	1.2
3,184,576		Other Securities	75,067,792	9.9
			161,228,882	21.3

		Materials: 4.5%
169,700	@	Boise Cascade Co.	6,014,168	0.8
139,700		HB Fuller Co.	5,882,767	0.8
95,500		Minerals Technologies, Inc.	6,428,105	0.8
1,351,600		Other Securities	15,944,746	2.1
			34,269,786	4.5

		Total Common Stock
		(Cost $612,083,131)	718,342,240	94.9

EXCHANGE-TRADED FUNDS: 2.1%
104,503		iShares Russell 2000 Growth Index Fund	15,926,257	2.1

		Total Exchange-Traded Funds
		(Cost $12,330,777)	15,926,257	2.1

		Total Long-Term Investments
		(Cost $624,413,908)	734,268,497	97.0

See Accompanying Notes to Financial Statements

VOYA SMALLCAP OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2015 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 4.7%
	Securities Lending Collateralcc: 1.5%
572,594	Citigroup, Inc., Repurchase Agreement dated 05/29/15, 0.10%, due 06/01/15 (Repurchase Amount $572,599, collateralized by various U.S. Government Securities, 0.084%–4.375%, Market Value plus accrued interest $584,046, due 04/30/16–11/15/39)	$572,594	0.1
2,719,950	Daiwa Capital Markets, Repurchase Agreement dated 05/29/15, 0.14%, due 06/01/15 (Repurchase Amount $2,719,981, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%–8.000%, Market Value plus accrued interest $2,774,349, due 08/19/15–03/01/48)	2,719,950	0.4
2,719,950	HSBC Securities USA, Repurchase Agreement dated 05/29/15, 0.08%, due 06/01/15 (Repurchase Amount $2,719,968, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%–9.375%, Market Value plus accrued interest $2,774,361, due 07/15/15–07/15/32)	2,719,950	0.3
2,719,950	Mizuho Securities USA Inc., Repurchase Agreement dated 05/29/15, 0.11%, due 06/01/15 (Repurchase Amount $2,719,975, collateralized by various U.S. Government Agency Obligations, 1.649%–9.500%, Market Value plus accrued interest $2,774,349, due 11/01/18–05/20/44)	2,719,950	0.4

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc: (continued)
2,719,950	Nomura Securities, Repurchase Agreement dated 05/29/15, 0.11%, due 06/01/15 (Repurchase Amount $2,719,975, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%–9.500%, Market Value plus accrued interest $2,774,349, due 06/15/15–04/20/65)	$2,719,950	0.3
		11,452,394	1.5

Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.2%
24,085,137	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.080%††
	(Cost $24,085,137)	24,085,137	3.2

	Total Short-Term Investments
	(Cost $35,537,531)	35,537,531	4.7

	Total Investments in Securities (Cost $659,951,439)	$769,806,028	101.7
	Liabilities in Excess of Other Assets	(12,691,418)	(1.7)
	Net Assets	$757,114,610	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2015.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of May 31, 2015.

@	Non-income producing security.

cc	Represents securities purchased with cash collateral received for securities on loan.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $660,770,765.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$131,026,906
Gross Unrealized Depreciation	(21,991,643)
Net Unrealized Appreciation	$109,035,263

See Accompanying Notes to Financial Statements

VOYA SMALLCAP OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2015 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of May 31, 2015 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2015
Asset Table
Investments, at fair value
Common Stock*	$718,342,240	$—	$—	$718,342,240
Exchange-Traded Funds	15,926,257	—	—	15,926,257
Short-Term Investments	24,085,137	11,452,394	—	35,537,531
Total Investments, at fair value	$758,353,634	$11,452,394	$—	$769,806,028

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended May 31, 2015 were as follows:

Fund Name	Type	Per Share Amount
Voya Growth Opportunities Fund
All Classes	STCG	$1.3746
All Classes	LTCG	$2.4665
Voya Large Cap Value Fund
Class A	NII	$0.2123
Class B	NII	$0.1054
Class C	NII	$0.1032
Class I	NII	$0.2654
Class O	NII	$0.2154
Class R	NII	$0.1781
Class R6	NII	$0.2690
Class W	NII	$0.2408
All Classes	STCG	$0.6753
All Classes	LTCG	$0.7683
Voya MidCap Opportunities Fund
Class A	NII	$—
Class B	NII	$—
Class C	NII	$—
Class I	NII	$0.0333
Class O	NII	$—
Class R	NII	$0.0032
Class R6	NII	$0.0390
Class W	NII	$0.0162
All Classes	STCG	$0.3551
All Classes	LTCG	$2.7152
Voya Multi-Manager Mid Cap Value Fund
Class I	NII	$0.1716
Class I	STCG	$1.0604
Class I	LTCG	$1.4790
Voya Real Estate Fund
Class A	NII	$0.2633
Class B	NII	$0.0894
Class C	NII	$0.1139
Class I	NII	$0.3335
Class O	NII	$0.2677
Class R	NII	$0.2184
Class R6*	NII	$0.2923
Class W	NII	$0.2967
All Classes, except R6	ROC	$0.0121
Class R6*	ROC	$0.0068
All Classes, except R6	STCG	$0.1532
Class R6*	STCG	$0.1320
All Classes, except R6	LTCG	$0.7150
Class R6*	LTCG	$0.6642
Voya SmallCap Opportunities Fund
All Classes	STCG	$0.8158
All Classes	LTCG	$3.2749

NII — Net investment income

ROC — Return of capital

STCG — Short-term capital gain

LTCG — Long-term capital gain

*	Commenced operations July 3, 2014

Of the ordinary distributions made during the year ended May 31, 2015, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

Voya Growth Opportunities Fund	14.70%
Voya Large Cap Value Fund	44.67%
Voya MidCap Opportunities Fund	30.14%
Voya Multi-Manager Mid Cap Value Fund	16.38%
Voya SmallCap Opportunities Fund	43.63%

For the year ended May 31, 2015, the following are percentages of ordinary distributions paid by the Funds that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

Voya Growth Opportunities Fund	15.34%
Voya Large Cap Value Fund	45.76%
Voya MidCap Opportunities Fund	32.81%
Voya Multi-Manager Mid Cap Value Fund	18.68%
Voya Real Estate Fund(1)	1.75%
Voya SmallCap Opportunities Fund	43.61%

(1)	As of the Fund’s tax year ended December 31, 2014.

The Funds designate the following percentages of short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2):

Voya Growth Opportunities Fund	100.00%
Voya Large Cap Value Fund	100.00%
Voya MidCap Opportunities Fund	100.00%
Voya Multi-Manager Mid Cap Value Fund	100.00%
Voya Real Estate Fund(1)	100.00%
Voya SmallCap Opportunities Fund	100.00%

(1)	As of the Fund’s tax year ended December 31, 2014.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (”Independent Trustee“). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) — During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Board Positions Held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Trustee	November 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	157	DSM/Dentaquest, Boston, MA (February 2014–Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Chairperson Trustee	January 2014–Present January 2005–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present).	157	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	157	Wisconsin Energy Corporation (June 2006–Present) and The Royce Funds (35 funds) (December 2009–Present).

Albert E. DePrince, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	May 2013–Present	Retired. Formerly, Professor of Economics and Finance, Middle Tennessee State University (August 1991–July 2014); Dr. DePrince continued to hold a position with the university under a post-retirement contract through the end of 2014.	157	None.

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	November 2007–Present	Retired.	157	First Marblehead Corporation (September 2003–Present).

Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	May 2013–Present	Retired.	157	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	January 2005–Present	Retired.	157	Assured Guaranty Ltd. (April 2004–Present).

Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	157	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	January 2006–Present	Consultant (May 2001–Present).	157	None.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) — During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Board Positions Held by Trustee

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	February 2002–Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989–August 2011).	157	UGI Corporation (February 2006–Present) and UGI Utilities, Inc. (February 2006–Present).

Trustee who is an “interested person”:

Shaun P. Mathews (3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Trustee	November 2007–Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006–Present).	157
Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005–Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management, LLC (March 2006–Present); and Voya Investment Trust Co. (April 2009–Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of June 30, 2015.

(3)	Mr. Mathews is deemed to be an “interested person” of the Trust as defined in the 1940 Act, because of his current affiliation with any of the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) — During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	President and Chief Executive Officer	November 2006–Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Executive Vice President	February 2002–Present
Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012–Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011–December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007–April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011–February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 65	Executive Vice President Chief Investment Risk Officer	February 2002–Present September 2009–Present	Executive Vice President, Voya Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003–Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Chief Compliance Officer	February 2012–Present
Senior Vice President and Chief Compliance Officer, Voya Investments, LLC (February 2012–Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004–January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, Voya Funds Services, LLC (March 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Senior Vice President	November 2003–Present	Senior Vice President, Voya Investments, LLC (October 2003–Present).

Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President	July 2012–Present
Senior Vice President — Fund Compliance, Voya Funds Services, LLC (June 2012–Present); Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014–Present). Formerly, Vice President — Platform Product Management & Project Management, Voya Investments, LLC (April 2007–June 2012).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Senior Vice President	May 2006–Present	Senior Vice President, Head of Division Operations, Voya Funds Services, LLC (January 2006–Present).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President and Treasurer	September 2012–Present	Vice President, Voya Funds Services, LLC (March 2012–Present). Formerly, Assistant Vice President — Director, Voya Funds Services, LLC (March 2003–March 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	September 2004–Present	Vice President, Voya Funds Services, LLC (September 2004–Present).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) — During the Past 5 Years
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	February 2003–Present
Vice President, Voya Investments, LLC and Voya Funds Services, LLC (February 1996–Present); Vice President, Voya Investments, LLC (October 2004–Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010–Present); Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013–Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012–Present). Formerly, Chief Compliance Officer, Voya Investments Distributor, LLC (August 1995–April 2010).

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	September 2014–Present	Vice President, Voya Funds Services, LLC (April 2014–Present). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997–March 2014).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	November 1999–Present	Vice President, Voya Funds Services, LLC (November 1995–Present) and Voya Investments, LLC (August 1997–Present). Formerly, Treasurer, Voya Family of Funds (November 1999–February 2012).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Vice President	September 2012–Present	Vice President, Voya Funds Services, LLC (July 2007–Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	March 2006–Present
Vice President — Mutual Fund Product Development, Voya Investments, LLC (July 2012–Present); Vice President, Voya Investment Management — Voya Family of Funds (March 2010–Present) and Vice President, Voya Funds Services, LLC (March 2006–Present). Formerly Managing Paralegal, Registration Statements (June 2003–July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	May 2013–Present	Vice President — Director of Tax, Voya Funds Services, LLC (March 2013–Present). Formerly, Assistant Vice President — Director of Tax, Voya Funds Services, LLC (March 2008– February 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Secretary	August 2003–Present
Senior Vice President and Chief Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003–March 2010).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Assistant Secretary	June 2010–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Assistant Secretary	August 2003–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

APPROVAL OF AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENTS

At a meeting held on March 12, 2015, the Board of Trustees (the “Board”) of Voya Equity Trust (the “Trust”), including a majority of Board members who have no direct or indirect interest in the advisory agreements (“Independent Trustees”) of Voya Growth Opportunities Fund, Voya Large Cap Value Fund, Voya MidCap Opportunities Fund, Voya Multi-Manager Mid Cap Value Fund, Voya Real Estate Fund, and Voya SmallCap Opportunities Fund (collectively, the “Funds”), each a series of the Trust, approved amending and restating the Investment Management Agreements between the Trust, on behalf of the Funds, and Voya Investments, LLC (the “Adviser”) so that, effective May 1, 2015, the terms of each Fund’s Investment Management Agreement and its Administration Agreement are combined under a single Amended and Restated Investment Management Agreement with a single management fee. The single management fee rate under each Fund’s Amended and Restated Investment Management Agreement does not exceed the former combined investment management and administrative services fee rates for the Fund and, under each Fund’s Amended and Restated Investment Management Agreement, there was no change to the investment management or administrative services provided or the fees charged to the Fund.

In connection with its review, the Board determined that it did not need to consider certain factors it typically considers during its review of the Funds’ advisory agreements because it had reviewed, among other matters, the nature, extent and quality of services being provided and, as applicable, actions taken in certain instances to improve the relationship between the costs and the quality of services being provided, on September 12, 2014, when it renewed the Agreements. On September 12, 2014, the Board concluded, in light of all factors it considered, to renew the Agreements and that the fee rates set forth in the Agreements were fair and reasonable. Among other factors considered at that meeting, the Board considered: (1) the nature, extent and quality of services provided under the Agreements; (2) the extent to which economies of scale are reflected in fee rate schedules under the Agreements; (3) the existence of any “fall-out” benefits to the Adviser and its affiliates; (4) a comparison of fee rates, expense ratios, and investment performance to those of similar funds; and (5) the costs incurred and profits realized by the Adviser and its affiliates with respect to their services to the Funds. A further description of the process followed by the Board in approving the Agreements on September 12, 2014, including the information reviewed, certain material factors considered and certain related conclusions reached, is set forth in the Funds’ semi-annual report to shareholders for the period ended November 30, 2014.

On March 12, 2015, the Board, including the Independent Trustees, approved the Amended and Restated Investment Management Agreements. In analyzing whether to approve the Amended and Restated Investment Management Agreements, the Board did consider, among other things: (1) a memorandum and related materials outlining the terms of these Agreements and Management’s rationale for proposing the amendments that combine the terms of each Fund’s investment management and administrative services arrangements under a single agreement; (2) Management’s representations that, under the Amended and Restated Investment Management Agreements, there would be no change in the fees payable for the combination of advisory and administrative services provided to the Funds; (3) Management’s confirmation that the implementation of the Amended and Restated Investment Management Agreements would result in no change in the scope of services that the Adviser provides to the Funds and that the personnel who have provided administrative and advisory services to the Funds previously would continue to do so after the Amended and Restated Investment Management Agreements become effective; and (4) representations from Management that the combination of the Agreements better aligns the Funds’ contracts with the manner in which Voya provides such services to the Funds. In approving the amendments to the Funds’ Investment Management Agreements, different Board members may have given different weight to different individual factors and related conclusions.

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	AR-DE2 (0515-072415)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Peter S. Drotch, Patrick W. Kenny, Joseph E. Obermeyer, and Roger B. Vincent are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Drotch, Mr. Kenny, Mr. Obermeyer and Mr. Vincent are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $129,125 for year ended May 31, 2015 and $126,800 for year ended May 31, 2014.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $15,150 for the year ended May 31, 2015 and $15,150 for year ended May 31, 2014.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $53,010 in the year ended May 31, 2015 and $60,467 in the year ended May 31, 2014. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $2,716 in the year ended May 31, 2015 and $0 in the year ended May 31, 2014.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. KPMG requests pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services to affiliated entities that relate to the financial reporting or nature of operations of the Voya Funds. Additionally, KPMG provides an annual summary of the fees for services that have commenced for Voya funds and Affiliates.

Last Approved: November 20, 2014

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2015 through December 31, 2015

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $13,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $525 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2015 through December 31, 2015

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,525 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2015 through December 31, 2015

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Assistance and advice regarding year-end reporting for 1099’s, as requested	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	√		Not to exceed $120,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2015 through December 31, 2015

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,300 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services

Dated:	January 1, 2015 to December 31, 2015

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant's fiscal years ended May 31, 2015 and May 31, 2014; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2015	2014
Voya Equity Trust	$70,876	$75,617
Voya Investments, LLC (1)	$203,800	$125,500

(1)	Each Registrant's investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Summary or full schedule, if applicable, are included as part of the report to shareholders filed under Item 1 of this Form.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

Voya Equity Trust

We have audited the accompanying statement of assets and liabilities, including the summary portfolio of investments, of Voya Growth Opportunities Fund, Voya Large Cap Value Fund, Voya Mid Cap Opportunities Fund, Voya Multi-Manager Mid Cap Value Fund, Voya Real Estate Fund, and Voya SmallCap Opportunities Fund, each a series of Voya Equity Trust, as of May 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended (collectively, the "financial statements"), and the financial highlights for each of the years or periods in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolio of investments as of May 31, 2015 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and portfolio of investments are the responsibility of management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolio of investments based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolio of investments are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and portfolio of investments. Our procedures included confirmation of securities owned as of May 31, 2015, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and portfolio of investments referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Equity Trust, as of May 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 27, 2015

Voya Growth Opportunities Fund	PORTFOLIO OF INVESTMENTS AS OF May 31, 2015

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 98.6%
		Consumer Discretionary: 20.5%
7,558	@	Amazon.com, Inc.	3,244,120	2.5
2,192	@	Chipotle Mexican Grill, Inc.	1,349,220	1.1
38,493		Coach, Inc.	1,361,497	1.1
52,007		Comcast Corp. – Class A	3,040,329	2.4
27,617	@	Dish Network Corp. - Class A	1,955,007	1.5
59,493	@	Hilton Worldwide Holdings, Inc.	1,722,917	1.4
36,628		Home Depot, Inc.	4,081,092	3.2
19,420		Kohl's Corp.	1,271,816	1.0
19,821		Lululemon Athletica, Inc.	1,185,098	0.9
25,604		Nike, Inc.	2,603,159	2.0
11,584	@	Ulta Salon Cosmetics & Fragrance, Inc.	1,767,950	1.4
23,059		Walt Disney Co.	2,545,022	2.0
			26,127,227	20.5

		Consumer Staples: 9.6%
14,848		Church & Dwight Co., Inc.	1,246,786	1.0
17,524		Costco Wholesale Corp.	2,498,747	2.0
24,099		CVS Caremark Corp.	2,467,256	1.9
10,035		Mead Johnson Nutrition Co.	976,405	0.8
12,445	@	Monster Beverage Corp.	1,584,000	1.2
36,334		PepsiCo, Inc.	3,503,688	2.7
			12,276,882	9.6

		Energy: 4.7%
7,703		Anadarko Petroleum Corp.	644,048	0.5
13,251	@	Concho Resources, Inc.	1,594,095	1.3
16,323		EQT Corp.	1,388,598	1.1
50,574		Halliburton Co.	2,296,060	1.8
			5,922,801	4.7

		Financials: 5.5%
7,692		Ameriprise Financial, Inc.	958,346	0.7
18,724		Aon PLC	1,895,243	1.5
5,908		Blackrock, Inc.	2,161,028	1.7
8,516		Intercontinental Exchange, Inc.	2,016,419	1.6
			7,031,036	5.5

		Health Care: 14.1%
10,651	@	Actavis PLC	3,267,833	2.6
11,555		Amgen, Inc.	1,805,584	1.4
6,012	@	Biogen, Inc.	2,386,704	1.9
16,921		Bristol-Myers Squibb Co.	1,093,097	0.8
15,509	@	Celgene Corp.	1,774,850	1.4
28,683		Gilead Sciences, Inc.	3,220,240	2.5
10,620		McKesson Corp.	2,519,383	2.0
7,487		Shire PLC ADR	1,947,743	1.5
			18,015,434	14.1

		Industrials: 11.4%
27,370	Ametek, Inc.	1,471,411	1.1
18,999	Danaher Corp.	1,639,994	1.3
38,436	Delta Airlines, Inc.	1,649,673	1.3
18,764	Ingersoll-Rand PLC - Class A	1,290,588	1.0
24,360	Paccar, Inc.	1,548,321	1.2
8,464	Roper Industries, Inc.	1,480,861	1.2
28,317	Textron, Inc.	1,280,495	1.0
34,774	Tyco International Plc	1,403,479	1.1
27,426	Union Pacific Corp.	2,767,558	2.2
		14,532,380	11.4

		Information Technology: 29.3%
70,597	Apple, Inc.	9,197,377	7.2
37,554	@ Cognizant Technology Solutions Corp.	2,430,495	1.9
34,805	Electronic Arts, Inc.	2,184,188	1.7
34,399	@ Facebook, Inc.	2,724,057	2.1
41,390	@ Freescale Semiconductor Holdings Ltd.	1,867,517	1.5
5,078	@ Google, Inc. - Class A	2,769,135	2.2
21,184	Intuit, Inc.	2,206,313	1.7
27,437	Mastercard, Inc.	2,531,338	2.0
63,613	Microsoft Corp.	2,980,905	2.3
69,702	Oracle Corp.	3,031,340	2.4
11,479	Red Hat, Inc.	886,982	0.7
44,174	Visa, Inc.	3,033,870	2.4
17,918	@ VMware, Inc.	1,564,600	1.2
		37,408,117	29.3

		Materials: 3.5%
29,547	@ Crown Holdings, Inc.	1,633,654	1.3
17,164	Packaging Corp. of America	1,187,406	0.9
5,474	Sherwin-Williams Co.	1,577,497	1.3
		4,398,557	3.5

	Total Common Stock (Cost $93,530,824)	125,712,434	98.6

SHORT-TERM INVESTMENTS: 0.9%
		Mutual Funds: 0.9%
1,186,000	BlackRock Liquidity Funds,TempFund, Institutional Class, 0.080%†† (Cost $1,186,000)	1,186,000	0.9

	Total Short-Term Investments
	(Cost $1,186,000)	1,186,000	0.9

	Total Investments in Securities
	(Cost $94,716,824)	$126,898,434	99.5
	Assets in Excess of Other Liabilities	604,768	0.5
	Net Assets	$127,503,202	100.0

††	Rate shown is the 7-day yield as of May 31, 2015.
@	Non-income producing security.
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements

1

Voya Growth Opportunities Fund	PORTFOLIO OF INVESTMENTS AS OF May 31, 2015 (CONTINUED)

Cost for federal income tax purposes is $94,833,677.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$33,090,966
Gross Unrealized Depreciation	(1,026,209)

Net Unrealized Appreciation	$32,064,757

See Accompanying Notes to Financial Statements

2

Voya Large Cap Value Fund	PORTFOLIO OF INVESTMENTS AS OF May 31, 2015

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 97.4%
		Consumer Discretionary: 7.0%
507,831		Coach, Inc.	17,961,982	1.5
138,887		Delphi Automotive PLC	12,080,391	1.0
160,168	@	Dish Network Corp. - Class A	11,338,293	0.9
402,502	@	Hilton Worldwide Holdings, Inc.	11,656,458	0.9
272,642		Kohl's Corp.	17,855,325	1.4
149,932		Walt Disney Co.	16,547,995	1.3
			87,440,444	7.0

		Consumer Staples: 6.1%
344,171		Altria Group, Inc.	17,621,555	1.4
300,325		Coca-Cola Co.	12,301,312	1.0
509,889		Con Agra Foods, Inc.	19,686,814	1.6
156,603		Dr Pepper Snapple Group, Inc.	12,002,054	0.9
173,550		Kraft Foods Group, Inc.	14,656,298	1.2
			76,268,033	6.1

		Energy: 10.8%
154,237		Anadarko Petroleum Corp.	12,895,756	1.0
98,790		EOG Resources, Inc.	8,761,685	0.7
283,239		Exxon Mobil Corp.	24,131,963	1.9
163,560		Hess Corp.	11,043,571	0.9
219,195		Occidental Petroleum Corp.	17,138,857	1.4
374,899		Royal Dutch Shell PLC - Class A ADR	22,388,968	1.8
279,550		Schlumberger Ltd.	25,374,754	2.1
209,489		Valero Energy Corp.	12,410,128	1.0
			134,145,682	10.8

		Financials: 27.6%
131,074		Ameriprise Financial, Inc.	16,330,510	1.3
276,703		Arthur J. Gallagher & Co.	13,406,260	1.1
628,379		Blackstone Group LP	27,523,000	2.2
557,195		Citigroup, Inc.	30,133,106	2.4
433,710		Discover Financial Services	25,272,282	2.0
305,274		Gaming and Leisure Properties, Inc.	11,173,028	0.9
512,041		Host Hotels & Resorts, Inc.	10,199,857	0.8
935,635		Huntington Bancshares, Inc.	10,413,617	0.8
550,726		Invesco Ltd.	21,935,417	1.8
606,499		JPMorgan Chase & Co.	39,895,504	3.2
807,503		Keycorp	11,773,394	1.0
232,325		Lazard Ltd.	12,907,977	1.0
254,161		Lincoln National Corp.	14,489,719	1.2
227,979		Prudential Financial, Inc.	19,289,303	1.6
423,941		Starwood Property Trust, Inc.	10,127,950	0.8
857,902		Wells Fargo & Co.	48,008,196	3.9
508,778		XL Group PLC	19,170,755	1.6
			342,049,875	27.6

		Health Care: 12.0%
317,797	Bristol-Myers Squibb Co.	20,529,686	1.7
143,179	Gilead Sciences, Inc.	16,074,706	1.3
327,685	Medtronic PLC	25,008,919	2.0
619,087	Merck & Co., Inc.	37,696,207	3.0
769,518	Pfizer, Inc.	26,740,751	2.2
189,014	United Health Group, Inc.	22,721,373	1.8
		148,771,642	12.0

		Industrials: 11.8%
80,321	Boeing Co.	11,286,707	0.9
177,404	Deere & Co.	16,619,207	1.4
135,587	General Dynamics Corp.	19,003,874	1.6
1,556,518	General Electric Co.	42,446,246	3.4
103,679	Hubbell, Inc.	11,200,442	0.9
55,521	TransDigm Group, Inc.	12,549,967	1.0
112,240	Union Pacific Corp.	11,326,138	0.9
182,939	United Technologies Corp.	21,434,963	1.7
		145,867,544	11.8

		Information Technology: 11.1%
97,144	Apple, Inc.	12,655,920	1.0
1,049,988	Cisco Systems, Inc.	30,775,148	2.5
947,314	Intel Corp.	32,644,441	2.6
253,160	Microchip Technology, Inc.	12,437,751	1.0
678,558	Microsoft Corp.	31,797,228	2.6
394,072	Oracle Corp.	17,138,191	1.4
		137,448,679	11.1

		Materials: 3.5%
302,161	Dow Chemical Co.	15,733,523	1.2
239,368	International Paper Co.	12,406,443	1.0
346,234	Mosaic Co.	15,874,829	1.3
		44,014,795	3.5

		Telecommunication Services: 3.0%
460,469	CenturyLink, Inc.	15,305,989	1.2
435,990	Verizon Communications Inc.	21,555,346	1.8
		36,861,335	3.0

		Utilities: 4.5%
151,457	DTE Energy Co.	11,999,938	1.0
176,250	Entergy Corp.	13,477,838	1.1
211,594	Pinnacle West Capital Corp.	12,890,306	1.0
385,078	Southern Co.	16,824,058	1.4
		55,192,140	4.5

	Total Common Stock
	(Cost $1,048,212,725)	1,208,060,169	97.4

See Accompanying Notes to Financial Statements

3

Voya Large Cap Value Fund	PORTFOLIO OF INVESTMENTS AS OF May 31, 2015 (CONTINUED)

SHORT-TERM INVESTMENTS: 2.1%
		Mutual Funds: 2.1%
26,133,923	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.080%†† (Cost $26,133,923)	26,133,923	2.1

	Total Short-Term Investments
	(Cost $26,133,923)	26,133,923	2.1

	Total Investments in Securities
	(Cost $1,074,346,648)	$1,234,194,092	99.5
	Assets in Excess of Other Liabilities	6,570,225	0.5
	Net Assets	$1,240,764,317	100.0

††	Rate shown is the 7-day yield as of May 31, 2015.
@	Non-income producing security.
ADR	American Depositary Receipt

Cost for federal income tax purposes is $1,075,268,195.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$180,967,998
Gross Unrealized Depreciation	(22,042,101)

Net Unrealized Appreciation	$158,925,897

See Accompanying Notes to Financial Statements

4

Voya MidCap Opportunities Fund	PORTFOLIO OF INVESTMENTS AS OF May 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.5%
		Consumer Discretionary: 21.5%
372,413		Brinker International, Inc.	20,549,749	1.4
41,090	@	Chipotle Mexican Grill, Inc.	25,291,717	1.7
551,633		Coach, Inc.	19,511,259	1.3
301,498	@	Dish Network Corp. - Class A	21,343,043	1.4
249,406	@	Five Below, Inc.	8,292,749	0.6
892,793	@	Hilton Worldwide Holdings, Inc.	25,855,285	1.7
418,610	@	Jarden Corp.	22,211,447	1.5
354,140		Kohl's Corp.	23,192,629	1.6
157,880		Lear Corp.	18,317,238	1.2
237,492		Lululemon Athletica, Inc.	14,199,647	0.9
112,230		Macy's, Inc.	7,513,799	0.5
186,410		Marriott International, Inc.	14,538,116	1.0
24,372		Net Flix, Inc.	15,209,590	1.0
184,426		Ross Stores, Inc.	17,828,461	1.2
490,409		Starz	20,577,562	1.4
216,380		Tractor Supply Co.	18,855,353	1.3
176,923	@	Ulta Salon Cosmetics & Fragrance, Inc.	27,001,988	1.8
			320,289,632	21.5

		Consumer Staples: 9.1%
231,184		Church & Dwight Co., Inc.	19,412,520	1.3
322,990		Coca-Cola Enterprises, Inc.	14,285,848	0.9
344,248		Hain Celestial Group, Inc.	21,780,571	1.5
238,976		Mead Johnson Nutrition Co.	23,252,365	1.6
219,680	@	Monster Beverage Corp.	27,960,870	1.9
1,756,448	@	Rite Aid Corp.	15,316,227	1.0
435,651	@	Sprouts Farmers Market, Inc.	13,065,173	0.9
			135,073,574	9.1

		Energy: 4.5%
285,873		Cameron International Corp.	14,673,861	1.0
137,617	@	Concho Resources, Inc.	16,555,325	1.1
277,353		EQT Corp.	23,594,420	1.6
396,870		Whiting Petroleum Corp.	13,092,741	0.8
			67,916,347	4.5

		Financials: 9.4%
93,600		Affiliated Managers Group, Inc.	20,934,576	1.4
203,041		Ameriprise Financial, Inc.	25,296,878	1.7
315,080		Aon PLC	31,892,398	2.1
310,585		Extra Space Storage, Inc.	21,750,268	1.5
112,543		Intercontinental Exchange, Inc.	26,647,931	1.8
243,843		Lincoln National Corp.	13,901,489	0.9
			140,423,540	9.4

		Health Care: 14.4%
195,239	@	BioMarin Pharmaceutical, Inc.	24,516,161	1.6
252,182		Cardinal Health, Inc.	22,234,887	1.5
24,119	@	DexCom, Inc.	1,729,815	0.1
439,746		Hologic, Inc.	15,729,714	1.1
90,461		Illumina, Inc.	18,642,203	1.3
14,717		Intuitive Surgical, Inc.	7,178,217	0.5
217,368	@	Medivation, Inc.	28,703,444	1.9
66,148	@	Mettler Toledo International, Inc.	21,476,933	1.4
155,744	@	Mylan NV	11,311,687	0.8
99,587		Vertex Pharmaceuticals, Inc.	12,776,016	0.9
148,530		Waters Corp.	19,846,579	1.3
605,037		Zoetis, Inc.	30,112,691	2.0
			214,258,347	14.4

		Industrials: 14.2%
461,077		Ametek, Inc.	24,787,500	1.7
156,843		Equifax, Inc.	15,736,058	1.1
308,410		Ingersoll-Rand PLC - Class A	21,212,440	1.4
243,157		Orbital ATK, Inc.	18,601,510	1.2
384,685		Paccar, Inc.	24,450,579	1.6
103,870		Roper Industries, Inc.	18,173,095	1.2
831,256		Southwest Airlines Co.	30,798,035	2.1
488,924		Textron, Inc.	22,109,143	1.5
299,605		Tyco International Plc	12,092,058	0.8
478,175		Waste Connections, Inc.	23,205,833	1.6
			211,166,251	14.2

		Information Technology: 18.7%
281,423	@	Akamai Technologies, Inc.	21,464,132	1.4
213,910		Ansys, Inc.	19,037,990	1.3
188,302		Broadridge Financial Solutions, Inc. ADR	10,202,202	0.7
189,769	@	Check Point Software Technologies	16,077,230	1.1
384,231		Electronic Arts, Inc.	24,112,417	1.6
190,560		F5 Networks, Inc.	23,951,486	1.6
460,445	@	Freescale Semiconductor Holdings Ltd.	20,775,278	1.4
299,838		Intuit, Inc.	31,228,128	2.1
517,954		Microchip Technology, Inc.	25,447,080	1.7
105,514	@	Palo Alto Networks, Inc.	17,883,568	1.2
361,956		Red Hat, Inc.	27,968,340	1.9
362,286	@	SolarWinds, Inc.	17,190,471	1.2
566,512	@	Vantiv, Inc.	22,660,480	1.5
			277,998,802	18.7

		Materials: 4.7%
345,227	@	Crown Holdings, Inc.	19,087,601	1.3
294,017		Packaging Corp. of America	20,340,096	1.4
104,751		Sherwin-Williams Co.	30,187,143	2.0
			69,614,840	4.7

See Accompanying Notes to Financial Statements

5

Voya MidCap Opportunities Fund	PORTFOLIO OF INVESTMENTS AS OF May 31, 2015 (CONTINUED)

		Telecommunication Services: 1.0%
279,418	Level 3 Communications, Inc.	15,502,111	1.0

	Total Common Stock
	(Cost $1,231,449,663)	1,452,243,444	97.5

SHORT-TERM INVESTMENTS: 2.6%
		Mutual Funds: 2.6%
38,257,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.080%†† (Cost $38,257,000)	38,257,000	2.6

	Total Short-Term Investments
	(Cost $38,257,000)	38,257,000	2.6

	Total Investments in Securities
	(Cost $1,269,706,663)	$1,490,500,444	100.1
	Liabilities in Excess of Other Assets	(1,466,401)	(0.1)
	Net Assets	$1,489,034,043	100.0

††	Rate shown is the 7-day yield as of May 31, 2015.
@	Non-income producing security.
ADR	American Depositary Receipt

Cost for federal income tax purposes is $1,270,594,633.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$235,898,601
Gross Unrealized Depreciation	(15,992,790)

Net Unrealized Appreciation	$219,905,811

See Accompanying Notes to Financial Statements

6

Voya Multi-Manager Mid Cap Value Fund	PORTFOLIO OF INVESTMENTS AS OF May 31, 2015

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 98.0%
		Consumer Discretionary: 14.7%
4,541		AMC Entertainment Holdings, Inc.	131,280	0.1
17,200	@	American Axle & Manufacturing Holdings, Inc.	431,892	0.2
12,600		Bed Bath & Beyond, Inc.	898,632	0.4
22,998		Carter's, Inc.	2,373,854	1.1
23,600		Cooper Tire & Rubber Co.	866,356	0.4
8,900		Dillard's, Inc.	1,032,489	0.5
18,441		D.R. Horton, Inc.	481,679	0.2
20,722		DSW, Inc.	718,017	0.3
15,100		Foot Locker, Inc.	954,320	0.4
15,400	L	GameStop Corp.	668,514	0.3
23,100		Gap, Inc.	885,423	0.4
542,000	@	Global Brands Group Holding Ltd.	121,516	0.1
60,760		Goodyear Tire & Rubber Co.	1,934,902	0.9
27,724		Interpublic Group of Cos., Inc.	566,124	0.3
20,000		Kohl's Corp.	1,309,800	0.6
12,300		Lear Corp.	1,427,046	0.7
19,888		Lennar Corp.	927,377	0.4
20,700		Macy's, Inc.	1,385,865	0.6
14,913	@	Michael Kors Holdings Ltd.	693,455	0.3
10,946		Mohawk Industries, Inc.	2,042,962	1.0
29,271		Newell Rubbermaid, Inc.	1,157,083	0.5
17,721		Nordstrom, Inc.	1,287,253	0.6
17,003	@	Norwegian Cruise Line Holdings Ltd.	927,684	0.4
38,868	@	Performance Sports Group Ltd	764,922	0.4
11,866		PVH Corp.	1,241,658	0.6
18,670	@	Quebecor, Inc.	478,310	0.2
24,498		Ross Stores, Inc.	2,368,222	1.1
70,294		Samsonite International SA	255,064	0.1
42,400	@,L	Smith & Wesson Holding Corp.	623,704	0.3
24,500		Starz	1,028,020	0.5
17,940		Toll Brothers, Inc.	648,890	0.3
5,900		Whirlpool Corp.	1,087,075	0.5
			31,719,388	14.7

		Consumer Staples: 4.2%
14,700		ConAgra Foods, Inc.	567,567	0.3
8,426		Ebro Foods SA	158,756	0.1
24,472		Ingredion, Inc.	2,005,970	0.9
40,980		Kroger Co.	2,983,344	1.4
21,800	L	Pilgrim's Pride Corp.	557,644	0.3
6,300	L	Sanderson Farms, Inc.	513,639	0.2
41,200	@	Supervalu, Inc.	363,796	0.2
87,664		Treasury Wine Estates Ltd.	358,695	0.1
25,900		Tyson Foods, Inc.	1,099,455	0.5

3,100		USANA Health Sciences, Inc.	397,079	0.2
			9,005,945	4.2

		Energy: 5.1%
17,300		Atwood Oceanics, Inc.	532,321	0.3
47,840	@	Cobalt International Energy, Inc.	486,054	0.2
11,700	L	DiamondOffshore Drilling	354,978	0.2
11,828	@	Diamondback Energy, Inc.	920,337	0.4
21,100		Ensco PLC	495,850	0.2
9,400		HollyFrontier Corp.	391,510	0.2
30,780		Kinder Morgan, Inc.	1,277,062	0.6
15,700	@	Laredo Petroleum, Inc.	213,834	0.1
13,100		Marathon Petroleum Corp.	1,355,326	0.6
8,347		Newfield Exploration Co.	315,600	0.1
32,400	L	Noble Corp. PLC	542,700	0.3
8,559		PioneerNatural Resources Co.	1,265,277	0.6
15,098		QEP Resources, Inc.	284,295	0.1
28,825	@	Trican Well Services Ltd.	89,702	0.0
23,600		Valero Energy Corp.	1,398,064	0.7
72,518	@	Weatherford International PLC	1,002,199	0.5
			10,925,109	5.1

		Financials: 28.4%
11,700		Allstate Corp.	787,644	0.4
15,835		American Assets Trust, Inc.	623,107	0.3
32,600		American Capital Mortgage Investment Corp.	569,522	0.3
7,900		Amtrust Financial Services, Inc.	475,422	0.2
69,700		Annaly Capital Management, Inc.	727,668	0.3
10,314		Argo Group International Holdings Ltd.	543,032	0.3
40,000		Ashford Hospitality Trust, Inc.	344,000	0.2
13,600		Assured Guaranty Ltd.	388,824	0.2
19,200		Axis Capital Holdings Ltd.	1,056,768	0.5
66,907		BankUnited, Inc.	2,247,406	1.0
30,200		BB&T Corp.	1,191,994	0.6
25,936		BlackstoneMortgage Trust, Inc.	783,786	0.4
46,600		Brandywine Realty Trust	656,128	0.3
77,180		CBL & Associates Properties, Inc.	1,362,227	0.6
29,592		CBRE Group, Inc.	1,131,598	0.5
58,997		CIT Group, Inc.	2,729,201	1.3
20,300		CNO Financial Group, Inc.	365,400	0.2
18,381		Comerica, Inc.	899,750	0.4
12,600		Discover Financial Services	734,202	0.3
33,600		DuPont Fabros Technology, Inc.	1,083,264	0.5
23,000	@	Equity Commonwealth	592,250	0.3

See Accompanying Notes to Financial Statements

7

Voya Multi-Manager Mid Cap Value Fund	PORTFOLIO OF INVESTMENTS AS OF May 31, 2015 (CONTINUED)

16,760		Equity Lifestyle Properties, Inc.	918,280	0.4
12,063		Ever Bank Financial Corp.	222,442	0.1
7,200		Everest Re Group Ltd.	1,306,872	0.6
13,388		Extra Space Storage, Inc.	937,562	0.4
65,900		Fifth Third Bancorp	1,333,816	0.6
25,648		First Republic Bank	1,552,986	0.7
30,966	@	Forest City Enterprises, Inc.	714,076	0.3
39,800		Franklin Street Properties Corp.	462,078	0.2
49,300	@	Genworth Financial, Inc.	391,442	0.2
31,200		Government Properties Income Trust	609,024	0.3
8,769		Hanover Insurance Group, Inc.	624,177	0.3
30,500		Hartford Financial Services Group, Inc.	1,253,855	0.6
42,476		HCC Insurance Holdings, Inc.	2,428,778	1.1
33,500		Hospitality Properties Trust	1,011,365	0.5
66,889		Host Hotels & Resorts, Inc.	1,332,429	0.6
100,400		Huntington Bancshares, Inc.	1,117,452	0.5
11,763		IBERIABANK Corp.	756,008	0.3
77,200		Keycorp	1,125,576	0.5
57,500		Lexington Realty Trust	527,850	0.2
19,000		Lincoln National Corp.	1,083,190	0.5
7,658		LPL Financial Holdings, Inc.	326,537	0.1
25,800		Medical Properties Trust, Inc.	349,848	0.2
8,361		MSCI, Inc. - Class A	518,800	0.2
48,100		Navient Corp.	926,887	0.4
21,000		OFG Bancorp	275,940	0.1
21,900		Omega Healthcare Investors, Inc.	789,057	0.4
27,084		PartnerRe Ltd.	3,559,650	1.7
18,700		Pennsylvania Real Estate Investment Trust	417,384	0.2
58,200		RAIT Financial Trust	370,152	0.2
97,600		Regions Financial Corp.	984,784	0.5
15,549		Reinsurance Group of America, Inc.	1,454,609	0.7
34,774		SEI Investments Co.	1,663,588	0.8
4,634		SL Green Realty Corp.	549,871	0.3
6,400		South State Corp.	459,712	0.2
22,100		Starwood Property Trust, Inc.	527,969	0.2
31,300		Summit Hotel Properties, Inc.	418,168	0.2
54,985		Unum Group	1,922,276	0.9
34,000		Validus Holdings Ltd.	1,458,940	0.7
16,456		Waddell & Reed Financial, Inc.	786,268	0.4
10,800	@,L	World Acceptance Corp.	880,956	0.4
63,044		XL Group PLC	2,375,498	1.1
34,995		Zions BanCorp.	1,010,656	0.5
			61,030,001	28.4

		Health Care: 5.9%
10,900		Aetna, Inc.	1,285,873	0.6

33,994		Agilent Technologies, Inc.	1,400,213	0.7
49,589		Almirall SA	1,023,812	0.5
4,161		Amsurg Corp.	280,201	0.1
3,051		Becton Dickinson & Co.	428,696	0.2
17,000		Bio-ReferenceLabs, Inc.	564,740	0.3
27,546	@	Brookdale Senior Living, Inc.	1,038,209	0.5
9,300		Cigna Corp.	1,309,719	0.6
5,300		Laboratory Corp. of America Holdings	625,135	0.3
6,500		Lannett Co., Inc.	361,595	0.2
8,420		Ono Pharmaceutical Co., Ltd.	919,392	0.4
2,900		Owens & Minor, Inc.	96,628	0.0
14,600		Quest Diagnostics, Inc.	1,098,358	0.5
44,100		Select Medical Holdings Corp.	721,035	0.3
20,400	@	Triple-S Management Corp.	489,600	0.2
1,925		UCB S.A.	137,536	0.1
5,628	@	WellCare Health Plans, Inc.	482,151	0.2
10,200	@	WuXiPharmaTech Cayman, Inc. ADR	438,804	0.2
			12,701,697	5.9

		Industrials: 13.4%
105,500		ACCO Brands Corp.	775,425	0.4
28,600		AGCO Corp.	1,452,308	0.7
26,028		Barnes Group, Inc.	1,047,887	0.5
21,800		Brink's Co.	696,728	0.3
9,659	@	Chart Industries, Inc.	313,531	0.1
82,658		Covanta Holding Corp.	1,826,742	0.9
7,777		Curtiss-Wright Corp.	560,644	0.3
6,238	@	Esterline Technologies Corp.	674,764	0.3
15,959	@	Generac Holdings, Inc.	666,767	0.3
20,600	@	Hawaiian Holdings, Inc.	498,932	0.2
46,784		Hexcel Corp.	2,303,644	1.1
8,450		Hubbell, Inc.	912,854	0.4
7,800		Huntington Ingalls Industries, Inc.	967,122	0.5
17,532		IDEX Corp.	1,354,522	0.6
39,963	@	Jacobs Engineering Group, Inc.	1,728,799	0.8
4,300		L-3 Communications Holdings, Inc.	506,583	0.2
12,158	@	Moog, Inc.	834,404	0.4
6,100	L	National Presto Industries, Inc.	423,950	0.2
11,499		Orbital ATK, Inc.	879,674	0.4
16,500		Quad/Graphics, Inc.	337,425	0.2
62,747		Quanta Services, Inc.	1,839,742	0.9
29,300	@	Republic Airways Holdings, Inc.	306,478	0.1
22,661		Rexel SA	415,062	0.2
7,213		Roper Industries, Inc.	1,261,987	0.6
31,300		RR Donnelley & Sons Co.	600,334	0.3
53,700		Sanwa Holdings Corp.	465,833	0.2
13,184	@	Sensata Technologies Holdings N.V.	726,307	0.3
906	@	Teledyne Technologies, Inc.	91,805	0.0
14,000		Trinity Industries, Inc.	419,860	0.2

See Accompanying Notes to Financial Statements

8

Voya Multi-Manager Mid Cap Value Fund	PORTFOLIO OF INVESTMENTS AS OF May 31, 2015 (CONTINUED)

2,183	@	Vectrus, Inc.	54,771	0.0
43,500	@	Wabash National Corp.	588,990	0.3
24,099		Wabtec Corp.	2,417,130	1.1
11,661	@	Wesco International, Inc.	837,959	0.4
			28,788,963	13.4

		Information Technology: 11.5%
14,600		Amdocs Ltd.	800,810	0.4
85,900	@	Amkor Technology, Inc.	580,684	0.3
27,469	@	ARRIS Group, Inc.	906,752	0.4
30,527	@	Arrow Electronics, Inc.	1,855,736	0.9
21,603		Booz Allen Hamilton Holding Corp.	547,636	0.3
138,000		Brocade Communications Systems, Inc.	1,706,370	0.8
4,791	@	Check Point Software Technologies	405,894	0.2
34,248	@	Euronet Worldwide, Inc.	2,048,030	0.9
19,700	@	Fabrinet	358,146	0.2
99,000	@	Flextronics International Ltd.	1,202,850	0.6
11,100		Harris Corp.	879,342	0.4
57,878	@	Keysight Technologies, Inc.	1,901,871	0.9
27,900	@	Kulicke & Soffa Industries, Inc.	369,954	0.2
18,500		Mentor Graphics Corp.	483,035	0.2
30,102	@	Microsemi Corp.	1,095,412	0.5
23,400		Omnivision Technologies, Inc.	630,864	0.3
4,866		Photronics, Inc.	49,098	0.0
11,584	@	Qorvo, Inc.	951,626	0.4
17,700		Sanmina Corp.	383,382	0.2
17,300		Seagate Technology	962,572	0.4
76,100		Symantec Corp.	1,873,962	0.9
5,400		Synaptics, Inc.	538,056	0.2
11,500	@	Unisys Corp.	236,210	0.1
16,842	@	Verint Systems, Inc.	1,089,172	0.5
15,100		Western Digital Corp.	1,470,136	0.7
123,200		Xerox Corp.	1,406,944	0.6
			24,734,544	11.5

		Materials: 7.5%
14,210		Albemarle Corp.	854,732	0.4
26,937		Cabot Corp.	1,117,077	0.5
24,348		Celanese Corp.	1,676,360	0.8
5,200		CF Industries Holdings, Inc.	1,642,576	0.8
8,800	@	Crown Holdings, Inc.	486,552	0.2
27,000		Domtar Corp.	1,166,940	0.5
12,800		Eastman Chemical Co.	982,656	0.5
69,800		Huntsman Corp.	1,566,312	0.7
52,311	@	Louisiana-Pacific Corp.	946,306	0.4
23,688		Methanex Corp.	1,314,447	0.6
23,900	@	Owens-Illinois,Inc.	571,210	0.3
4,407		Packaging Corp. of America	304,876	0.1
30,070		Reliance Steel & Aluminum Co.	1,918,466	0.9
19,700		Rock-Tenn Co.	1,283,258	0.6
10,200		Schweitzer-Mauduit International, Inc.	411,672	0.2
			16,243,440	7.5

		Telecommunication Services: 0.4%
48,400	@,L	Iridium Communications, Inc.	500,940	0.2
35,200		Premier Global Services, Inc.	355,520	0.2
			856,460	0.4

		Utilities: 6.9%
110,400		AES Corp.	1,501,440	0.7
5,223		Alliant Energy Corp.	320,170	0.2
19,500		AmericanElectric Power Co., Inc.	1,097,655	0.5
30,400		Edison International	1,848,624	0.9
25,200		Entergy Corp.	1,927,044	0.9
40,400		Exelon Corp.	1,366,732	0.6
20,100		FirstEnergy Corp.	717,168	0.3
18,966		Great Plains Energy, Inc.	494,444	0.2
22,747		PortlandGeneral Electric Co.	795,235	0.4
50,300		Public Service Enterprise Group, Inc.	2,144,289	1.0
19,800		SCANA Corp.	1,052,568	0.5
28,969		UGI Corp.	1,083,440	0.5
13,715		Westar Energy, Inc.	502,929	0.2
			14,851,738	6.9

	Total Common Stock
	(Cost $187,791,685)		210,857,285	98.0

			Percentage
Principal			of Net
Amount†		Value	Assets
SHORT-TERM INVESTMENTS: 1.8%
	Securities Lending Collateral : 1.3%
853,542	Daiwa Capital Markets, Repurchase Agreement dated 05/29/15, 0.14%, due 06/01/15 (Repurchase Amount $853,552, collateralized by various U.S. Government and U.S. Government Agency Obligations,0.000%- 8.000%, Market Value plus accrued interest $870,613, due 08/19/15- 03/01/48)	853,542	0.4
1,000,000	Millenium Fixed Income Ltd., Repurchase Agreement dated 05/29/15, 0.15%, due 06/01/15 (Repurchase Amount $1,000,012, collateralized by various U.S. Government Securities,0.875%- 2.750%, Market Value plus accrued interest $1,020,000, due 08/15/17-08/15/42)	1,000,000	0.4

See Accompanying Notes to Financial Statements

9

Voya Multi-Manager Mid Cap Value Fund	PORTFOLIO OF INVESTMENTS AS OF May 31, 2015 (CONTINUED)

1,000,000	Nomura Securities, Repurchase Agreement dated 05/29/15, 0.11%, due 06/01/15 (Repurchase Amount $1,000,009, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 9.500%, Market Value plus accrued interest $1,020,000, due 06/15/15-04/20/65)	1,000,000	0.5
		2,853,542	1.3

			Percentage
			of Net
Shares		Value	Assets
		Mutual Funds: 0.5%
1,036,333	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.080%†† (Cost $1,036,333)	1,036,333	0.5

	Total Short-Term Investments (Cost $3,889,875)	3,889,875	1.8

	Total Investments in Securities (Cost $191,681,560)	$214,747,160	99.8
	Assets in Excess of Other Liabilities	388,061	0.2
	Net Assets	$215,135,221	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of May 31, 2015.
@	Non-income producing security.
ADR	American Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at May 31, 2015.

Cost for federal income tax purposes is $192,189,866.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$29,210,378
Gross Unrealized Depreciation	(6,653,084)

Net Unrealized Appreciation	$22,557,294

See Accompanying Notes to Financial Statements

10

Voya Real Estate Fund	PORTFOLIO OF INVESTMENTS AS OF May 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.7%
		Financials: 99.7%
335,200		Alexandria Real Estate Equities, Inc.	31,083,096	2.2
2,897,110		American Realty Capital Properties, Inc.	25,697,366	1.8
306,200	@	American Residential Properties, Inc.	5,680,010	0.4
355,709		AvalonBay Communities, Inc.	59,225,548	4.1
281,400		BioMed Realty Trust, Inc.	5,737,746	0.4
311,802		Boston Properties, Inc.	40,543,614	2.8
656,000		Brandywine Realty Trust	9,236,480	0.6
178,000		Camden Property Trust	13,346,440	0.9
428,500		Corrections Corp. of America	15,066,060	1.1
1,138,078		CubeSmart	27,074,876	1.9
685,125		DCT Industrial Trust, Inc.	22,410,439	1.6
1,734,100		DDR Corp.	29,340,972	2.0
145,200		Digital Realty Trust, Inc.	9,589,008	0.7
492,600		Douglas Emmett, Inc.	14,472,588	1.0
1,135,800		Duke Realty Corp.	22,216,248	1.5
211,900		EPR Properties	12,220,273	0.9
1,093,139		Equity Residential	81,242,090	5.7
189,165		Essex Property Trust, Inc.	42,111,912	2.9
321,100	@	Forest City Enterprises, Inc.	7,404,566	0.5
2,024,342		General Growth Properties, Inc.	57,349,609	4.0
593,200		HCP, Inc.	22,968,704	1.6
1,047,100		Health Care REIT, Inc.	73,569,246	5.1
686,220		Healthcare Realty Trust, Inc.	16,345,760	1.1
556,050		Healthcare Trust of America, Inc.	13,784,479	1.0
375,500		Highwoods Properties, Inc.	15,752,225	1.1
220,600		Home Properties, Inc.	16,394,992	1.1
2,367,955		Host Hotels & Resorts, Inc.	47,169,664	3.3
413,800		Kilroy Realty Corp.	28,581,166	2.0
1,400,323		Kimco Realty Corp.	33,551,739	2.3
426,600		Kite Realty Group Trust	11,539,530	0.8
319,400		Liberty Property Trust	11,159,836	0.8
273,825		Macerich Co.	22,483,771	1.6
732,400		Paramount Group, Inc.	13,432,216	0.9
270,781		Pebblebrook Hotel Trust	11,611,089	0.8
512,200		Pennsylvania Real Estate Investment Trust	11,432,304	0.8
339,200		Post Properties, Inc.	19,269,952	1.3
1,449,702		ProLogis, Inc.	57,393,702	4.0
250,302		Public Storage, Inc.	48,443,449	3.4
248,200		QTS Realty Trust, Inc.	9,240,486	0.6
747,527		Ramco-Gershenson Properties	12,872,415	0.9
396,900		Regency Centers Corp.	25,060,266	1.7
656,100		RLJ Lodging Trust	19,833,903	1.4

590,700	Senior Housing Properties Trust	11,819,907	0.8
723,499	Simon Property Group, Inc.	131,242,719	9.1
357,010	SL Green Realty Corp.	42,362,807	2.9
2,338,600	Spirit Realty Capital, Inc.	25,233,494	1.8
1,500,400	@ Strategic Hotels & Resorts, Inc.	18,124,832	1.3
210,840	Sun Communities, Inc.	13,306,112	0.9
1,124,820	Sunstone Hotel Investors, Inc.	17,164,753	1.2
137,210	Taubman Centers, Inc.	10,157,656	0.7
932,704	UDR, Inc.	30,368,842	2.1
237,657	Ventas, Inc.	15,808,944	1.1
467,204	Vornado Realty Trust	46,669,008	3.2

	Total Common Stock
	(Cost $906,488,486)	1,435,198,909	99.7

SHORT-TERM INVESTMENTS: 0.2%
		Mutual Funds: 0.2%
2,327,108	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.080% †† (Cost $2,327,108)	2,327,108	0.2

	Total Short-Term Investments
	(Cost $2,327,108)	2,327,108	0.2

	Total Investments in Securities
	(Cost $908,815,594)	$1,437,526,017	99.9
	Assets in Excess of Other Liabilities	2,060,763	0.1
	Net Assets	$1,439,586,780	100.0

††	Rate shown is the 7-day yield as of May 31, 2015.
@	Non-income producing security.

Cost for federal income tax purposes is $1,008,895,533.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$539,800,034
Gross Unrealized Depreciation	(111,169,550)

Net Unrealized Appreciation	$428,630,484

See Accompanying Notes to Financial Statements

11

Voya SmallCap Opportunities Fund	PORTFOLIO OF INVESTMENTS AS OF May 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 94.9%
		Consumer Discretionary: 18.5%
96,976		Arctic Cat, Inc.	3,207,966	0.4
278,827		Bloomin Brands, Inc.	6,262,455	0.8
91,067	@	Bright Horizons Family Solutions, Inc.	5,069,700	0.7
33,800		Buffalo Wild Wings, Inc.	5,160,246	0.7
112,700	@	Burlington Stores, Inc.	5,947,179	0.8
316,356		Callaway Golf Co.	2,986,401	0.4
126,000		Cheesecake Factory	6,497,820	0.9
87,500		Childrens Place Retail Stores, Inc.	5,722,500	0.7
141,196		Cinemark Holdings, Inc.	5,722,674	0.8
283,800		Dana Holding Corp.	6,178,326	0.8
165,888	@	Express, Inc.	2,926,264	0.4
218,300		Finish Line, Inc.	5,712,911	0.7
97,177		Hibbett Sporting Goods, Inc.	4,523,589	0.6
88,178		Imax Corp.	3,557,101	0.5
69,600		Jack in the Box, Inc.	6,041,976	0.8
289,000	@	La Quinta Holdings, Inc.	7,184,540	0.9
77,519	@	Life Time Fitness, Inc.	5,573,616	0.7
211,302		LKQ Corp.	6,036,898	0.8
123,289		Monro Muffler Brake, Inc.	7,275,284	1.0
215,914		Pier 1 Imports, Inc.	2,744,267	0.4
93,355		Pool Corp.	6,187,569	0.8
31,900	@	Red Robin Gourmet Burgers, Inc.	2,660,141	0.3
143,000	@	Sally Beauty Holdings, Inc.	4,463,030	0.6
256,930	@,L	Smith & Wesson Holding Corp.	3,779,440	0.5
100,300		Sotheby's	4,496,449	0.6
86,063		Steiner Leisure Ltd.	4,222,251	0.6
92,158		Vail Resorts, Inc.	9,560,471	1.3
			139,701,064	18.5

		Consumer Staples: 1.5%
73,180		Casey's General Stores, Inc.	6,380,564	0.8
227,825		Flowers Foods, Inc.	5,116,950	0.7
			11,497,514	1.5

		Energy: 2.5%
328,100	@	Bill Barrett Corp.	2,897,123	0.4
241,825	@	C&J Energy Services Ltd.	3,634,630	0.5
135,216	@	Carrizo Oil & Gas, Inc.	6,782,434	0.9
30,974		Dril-Quip, Inc.	2,341,015	0.3
105,900		Unit Corp.	3,339,027	0.4
			18,994,229	2.5

		Financials: 9.0%
169,200		Colony Capital, Inc.	4,341,672	0.6
86,155		Coresite Realty Corp.	4,066,516	0.5
129,103		Evercore Partners, Inc.	6,580,380	0.9
103,487		Financial Engines, Inc.	4,439,592	0.6
132,000		First American Financial Corp.	4,713,720	0.6
48,672		MarketAxess Holdings, Inc.	4,305,038	0.6

719,700	@	MGIC Investment Corp.	7,808,745	1.0
117,490	@	PRA Group, Inc.	6,668,732	0.9
41,041	@	Signature Bank	5,731,376	0.7
58,233	@	Springleaf Holdings, Inc.	2,767,232	0.4
47,579	@	SVB Financial Group	6,418,883	0.8
141,993		The Geo Group, Inc.	5,385,795	0.7
168,600		Urban Edge Properties	3,641,760	0.5
64,664	@	Virtu Financial, Inc.	1,415,818	0.2
			68,285,259	9.0

		Health Care: 23.7%
88,800	@	Acadia Pharmaceuticals, Inc.	3,658,560	0.5
100,700	@	Acorda Therapeutics, Inc.	3,069,336	0.4
146,600	@	Air Methods Corp.	6,180,656	0.8
29,800		Alkermes PLC	1,820,780	0.2
258,000	@,L	BioDelivery Sciences International, Inc.	2,198,160	0.3
23,409		Bio-Rad Laboratories, Inc.	3,379,557	0.4
129,700		Celldex Therapeutics, Inc.	3,744,439	0.5
85,700	@	Cempra, Inc.	3,146,047	0.4
72,300	@	Charles River Laboratories International, Inc.	5,230,182	0.7
23,744	@	Clovis Oncology, Inc.	2,194,895	0.3
118,800	@	Cynosure, Inc.	4,241,160	0.6
158,742	@	Depomed, Inc.	3,311,358	0.4
200,400	@	Dyax, Corp.	5,278,536	0.7
23,600	@	Enanta Pharmaceuticals, Inc.	964,768	0.1
29,900	@,L	Esperion Therapeutics, Inc.	3,214,549	0.4
82,930		Haemonetics Corp.	3,426,668	0.4
201,700	L	Halozyme Therapeutics, Inc.	3,499,495	0.5
196,166		Healthsouth Corp.	8,466,525	1.1
89,200		Hill-Rom Holdings, Inc.	4,599,152	0.6
44,300	@	Impax Laboratories, Inc.	2,082,543	0.3
119,736	@	IPC The Hospitalist Co., Inc.	5,911,366	0.8
54,200	@,L	Isis Pharmaceuticals, Inc.	3,648,744	0.5
132,671	@	Luminex Corp.	2,224,893	0.3
81,600	@	MacroGenics, Inc.	2,639,760	0.3
174,000	@	Masimo Corp.	6,107,400	0.8
122,428	@	Medicines Co.	3,472,058	0.5
55,994		Mednax, Inc.	3,985,653	0.5
207,725		Merit Medical Systems, Inc.	4,270,826	0.6
252,200	@,L	Merrimack Pharmaceuticals, Inc.	2,975,960	0.4
114,713	@	Momenta Pharmaceuticals, Inc.	2,277,053	0.3
249,822		Nektar Therapeutics	2,872,953	0.4
77,711		Neogen Corp.	3,632,212	0.5
95,700	@	Omnicell, Inc.	3,538,986	0.5
120,400		Owens & Minor, Inc.	4,011,728	0.5
59,400	@	Pacira Pharmaceuticals, Inc./DE	4,645,674	0.6
16,200	@	Puma Biotechnology, Inc.	3,166,290	0.4
25,500	@	Receptos, Inc.	4,204,695	0.6

See Accompanying Notes to Financial Statements

12

Voya SmallCap Opportunities Fund	PORTFOLIO OF INVESTMENTS AS OF May 31, 2015 (CONTINUED)

219,400	@	Sangamo Biosciences, Inc.	2,687,650	0.4
64,333	@,L	Seattle Genetics, Inc.	2,772,109	0.4
298,200		Select Medical Holdings Corp.	4,875,570	0.6
112,646		Steris Corp.	7,528,132	1.0
81,100	@	Surgical Care Affiliates, Inc.	3,080,989	0.4
138,000	@	Team Health Holdings, Inc.	8,070,240	1.1
75,300	@	Tetraphase Pharmaceuticals, Inc.	3,228,864	0.4
120,000		Thoratec Corp.	5,446,800	0.7
53,400	@	WellCare Health Plans, Inc.	4,574,778	0.6
			179,558,749	23.7

		Industrials: 13.9%
218,700		Actuant Corp.	5,139,450	0.7
88,200		Advisory Board Co.	4,477,914	0.6
100,400		Beacon Roofing Supply, Inc.	3,148,544	0.4
67,900		CEB, Inc.	5,743,661	0.8
108,000		Clarcor, Inc.	6,653,880	0.9
104,000		EnPro Industries, Inc.	6,289,920	0.8
146,700		Gorman-Rupp Co.	4,112,001	0.6
203,056		Healthcare Services Group, Inc.	6,134,322	0.8
128,377		HUB Group, Inc.	5,445,752	0.7
157,700		KAR Auction Services, Inc.	5,875,902	0.8
243,700		Knight Transportation, Inc.	6,969,820	0.9
43,600	L	Lindsay Manufacturing Co.	3,511,544	0.5
69,994		Regal-Beloit Corp.	5,472,831	0.7
165,400		Simpson Manufacturing Co., Inc.	5,610,368	0.7
52,100	@	Teledyne Technologies, Inc.	5,279,293	0.7
90,900		Toro Co.	6,216,651	0.8
146,020		TrueBlue, Inc.	4,158,650	0.6
66,300		Waste Connections, Inc.	3,217,539	0.4
118,300		Watts Water Technologies, Inc.	6,285,279	0.8
99,400		Woodward, Inc.	5,063,436	0.7
			104,806,757	13.9

		Information Technology: 21.3%
25,290		Aspen Technology, Inc.	1,082,412	0.1
56,800	@	Black Knight Financial Services, Inc.	1,566,544	0.2
30,776		Blackbaud, Inc.	1,577,578	0.2
148,800	@	BroadSoft, Inc.	5,432,688	0.7
193,253	@	Cardtronics, Inc.	7,053,734	0.9
76,626	@	Coherent, Inc.	4,769,202	0.6
131,500	@	Commvault Systems, Inc.	5,842,545	0.8
200,800	@	DealerTrack Holdings, Inc.	8,373,360	1.1
65,200		Electronics for Imaging, Inc.	2,818,596	0.4
83,303	@	Faro Technologies, Inc.	3,634,510	0.5
121,800		Flir Systems, Inc.	3,720,990	0.5
135,896	@	Guidewire Software, Inc.	6,584,161	0.9
82,291	@	Imperva, Inc.	5,004,116	0.7
423,100		Intersil Corp.	5,711,850	0.7

119,300		j2 Global, Inc.	7,922,713	1.0
72,400		Littelfuse, Inc.	7,001,080	0.9
230,900	@	LivePerson, Inc.	2,209,713	0.3
36,100		Manhattan Associates, Inc.	1,980,085	0.3
70,200		MKS Instruments, Inc.	2,647,242	0.3
86,100		Monolithic Power Systems, Inc.	4,701,060	0.6
172,194		National Instruments Corp.	5,150,323	0.7
78,700	@	Nimble Storage	2,036,756	0.3
148,696	@	Plexus Corp.	6,762,694	0.9
595,550		PMC - Sierra, Inc.	5,407,594	0.7
356,100		Polycom, Inc.	4,796,667	0.6
82,850		Power Integrations, Inc.	4,205,466	0.6
136,300	@	PROS Holdings, Inc.	2,623,775	0.3
223,600	@	QLIK Technologies, Inc.	8,087,612	1.1
164,500	@	SciQuest, Inc.	2,510,270	0.3
271,220	@	SemtechCorp.	5,793,259	0.8
61,096		SYKES Enterprises, Inc.	1,480,356	0.2
147,100	@	Synchronoss Technologies, Inc.	6,478,284	0.9
45,200	@	Ultimate Software Group, Inc.	7,312,908	1.0
78,920	@	WEX, Inc.	8,948,739	1.2
			161,228,882	21.3

		Materials: 4.5%
169,700	@	Boise Cascade Co.	6,014,168	0.8
311,900		Commercial Metals Co.	5,012,233	0.7
102,200		Greif, Inc. - Class A	3,903,018	0.5
139,700		HB Fuller Co.	5,882,767	0.8
766,800		Hecla Mining Co.	2,384,748	0.3
95,500		Minerals Technologies, Inc.	6,428,105	0.8
170,700		Worthington Industries, Inc.	4,644,747	0.6
			34,269,786	4.5

	Total Common Stock
	(Cost $612,083,131)		718,342,240	94.9

EXCHANGE-TRADED FUNDS: 2.1%
104,503		iShares Russell 2000 Growth Index Fund	15,926,257	2.1

	Total Exchange-Traded Funds
	(Cost $12,330 ,777)		15,926,257	2.1

	Total Long-Term Investments
	(Cost $624,413,908)		734,268,497	97.0

See Accompanying Notes to Financial Statements

13

Voya SmallCap Opportunities Fund	PORTFOLIO OF INVESTMENTS AS OF May 31, 2015 (CONTINUED)

			Percentage
Principal			of Net
Amount†		Value	Assets
SHORT-TERM INVESTMENTS: 4.7%
	Securities Lending Collateralcc: 1.5%
572,594	Citigroup, Inc., Repurchase Agreement dated 05/29/15, 0.10%, due 06/01/15 (Repurchase Amount $572,599, collateralized by various U.S. Government Securities, 0.084%-4.375%, Market Value plus accrued interest $584,046, due 04/30/16-11/15/39)	572,594	0.1
2,719,950	Daiwa Capital Markets, Repurchase Agreement dated 05/29/15, 0.14%, due 06/01/15 (Repurchase Amount $2,719,981, collateralized by various U.S. Government/U.S. Government Agency Obligations,0.000%- 8.000%, Market Value plus accrued interest $2,774,349, due 08/19/15-03/01/48)	2,719,950	0.4
2,719,950	HSBC Securities USA, Repurchase Agreement dated 05/29/15, 0.08%, due 06/01/15 (Repurchase Amount $2,719,968, collateralized by various U.S. Government/U.S. Government Agency Obligations,0.000%- 9.375%, Market Value plus accrued interest $2,774,361, due 07/15/15-07/15/32)	2,719,950	0.3
2,719,950	Mizuho Securities USA Inc., Repurchase Agreement dated 05/29/15, 0.11%, due 06/01/15 (Repurchase Amount $2,719,975, collateralized by various U.S. Government Agency Obligations, 1.649%-9.500%, Market Value plus accrued interest $2,774,349, due 11/01/18-05/20/44)	2,719,950	0.4

2,719,950	Nomura Securities, Repurchase Agreement dated 05/29/15, 0.11%, due 06/01/15 (Repurchase Amount $2,719,975, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 9.500%, Market Value plus accrued interest $2,774,349, due 06/15/15-04/20/65)	2,719,950	0.3
		11,452,394	1.5

			Percentage
			of Net
Shares		Value	Assets
		Mutual Funds: 3.2%
24,085,137	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.080%††
	(Cost $24,085,137)	24,085,137	3.2

	Total Short-Term Investments
	(Cost $35,537,531)	35,537,531	4.7

	Total Investments in Securities
	(Cost $659,951,439)	$769,806,028	101.7
	Liabilities in Excess of Other Assets	(12,691,418)	(1.7)
	Net Assets	$757,114,610	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of May 31, 2015.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at May 31, 2015.

Cost for federal income tax purposes is $660,770,765.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$131,026,906
Gross Unrealized Depreciation	(21,991,643)

Net Unrealized Appreciation	$109,035,263

See Accompanying Notes to Financial Statements

14

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a- 2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(3)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Equity Trust

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: August 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: August 7, 2015

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: August 7, 2015